     March 31, 2003                                            SEMIANNUAL REPORT



             SUNAMERICA EQUITY FUNDS

             SunAmerica Blue Chip Growth Fund (SVLAX)

             SunAmerica Growth Opportunities Fund (SGWAX)

             SunAmerica New Century Fund (SEGAX)

             SunAmerica Growth and Income Fund (SEIAX)

             SunAmerica Balanced Assets Fund (SBAAX)

             SunAmerica Focused Dividend Strategy Portfolio (FDSAX)

             SunAmerica International Equity Fund (SIEAX)

                        Table of Contents

EQUITY MARKET REVIEW AND OUTLOOK............................................  2
EQUITY FUNDS PORTFOLIO REVIEW...............................................  4
STATEMENT OF ASSETS AND LIABILITIES......................................... 21
STATEMENT OF OPERATIONS..................................................... 23
STATEMENT OF CHANGES IN NET ASSETS.......................................... 25
FINANCIAL HIGHLIGHTS........................................................ 28
PORTFOLIO OF INVESTMENTS.................................................... 35
NOTES TO FINANCIAL STATEMENTS............................................... 50

        SunAmerica Equity Funds Semiannual Report
--------------------------------------------------------------------------------

The AIG SunAmerica Equity Funds Investment Professionals

Donna Calder               Scott Eun                  James Monaghan
Brian Clifford             Francis Gannon             Chad Palumbo
Heather Doucette           Soohwan Kim                Timothy Pettee
Jeff Easter                Yumi Koh                   Hans Danielsson

Dear Shareholders:

The 2003 semiannual reporting period for the SunAmerica Equity Funds, which began on October 1, 2002 and ended on March 31, 2003, came to a close shortly after the war with Iraq commenced. Prior to this event, high levels of international political and economic uncertainty perpetuated an extremely difficult market environment for equities domestically and abroad.

Market and Economic Review

From a geopolitical perspective, the war impacted economies in both the U.S. and Europe, further slowing already tenuous recoveries in these regions. Although Japan's economy has been subdued for quite some time, Europe's condition actually began to deteriorate during the past six months, while the U.S. managed to move forward, but only at nominal GDP growth rates and without substantial improvement in employment figures.

Simultaneously, because of what we believe may prove to be a semi-permanent supply problem with oil and natural gas, energy prices remained high during the semiannual period. Higher energy costs decreased consumers' disposable income, adding to the recent slowdown in consumer spending, which accounts for roughly two-thirds of U.S. GDP. Meanwhile, on the corporate front, capital spending remained low, while earnings growth for most publicly traded companies continued to prove lackluster.

Despite continuing tepid economic and market conditions, two sectors performed surprisingly well during the semiannual period. Technology rallied in the fourth calendar quarter of 2002 and the first calendar quarter of 2003. Deeply oversold in the market decline of the past three years, many of these stocks now show improving fundamentals and substantially lower inventories. Proven Internet companies with real business models such as Yahoo and eBay demonstrated considerable strength during this time frame. In the healthcare sector, companies that performed well included some of the generic pharmaceutical companies, orthopedic implant manufacturers and biotech companies.

Market and Economic Outlook

As the semiannual period came to a close, the economy seemed to have stalled, as geopolitical concerns became the major focus. Going forward, our expectation is that GPD growth will improve from first quarter levels as the year progresses. Taking these conditions into consideration, our approach to stock selection at present is one that relies upon a high degree of selectivity in every sector. Currently, companies that have demonstrated the ability to generate steady to accelerating revenue amid slow growth conditions as well as those that have cut costs during the downturn, leaving them leveraged to an economic recovery, are of interest to us.

We also know that genuine turnaround situations will present opportunities for our Funds in the coming months, as technology and other heavily sold off stocks begin to emerge as survivors of the deep bear market of the past three years. Those we intend to uncover will be distinguished from peer companies by exemplary managements and key competitive advantages. We look forward to witnessing incrementally improving market conditions as the year progresses. Diversification and stocks of the highest quality will undoubtedly continue to play key roles in the management strategy of all of our equity portfolios.



3

--------
Past performance is no guarantee of future results.

        SunAmerica Blue Chip Growth Fund

        -----------------------------------------------------------------------


Lead Portfolio Manager: Francis Gannon

How did you manage the portfolio over the semiannual period?

As the stock market bottomed at the beginning of last October we increased the Fund's technology weighting, remaining overweighted in the sector for much of the semiannual period. Concurrently, as a defensive measure related to the uncertainty surrounding the war in Iraq, we held a higher than normal cash position until mid-February when the stock market dipped again. We capitalized on this downturn by allocating the portfolio's cash reserves to stocks on our buy list, putting the portfolio in a good position to benefit from the market upswing that began in March. Throughout the semiannual period, the portfolio remained highly diversified, with an emphasis on owning stocks of companies capable of generating revenue and earnings growth. Technology and healthcare were key investments during this time frame. Within the healthcare sector, we owned a variety of biotechnology and pharmaceutical stocks. Among these, Amgen played an integral role in boosting the portfolio's performance.

Would you give us some specific examples of investment decisions you recently made in the portfolio?

During the semiannual period, technology stocks added to the Fund included Xilinx, SAP, Oracle, Hewlett-Packard, Texas Instruments, Intel and Applied Materials. The Fund maintained a strong weighting in Microsoft throughout the six-month period and it remains the portfolio's largest holding at present. Healthcare currently represents approximately 19% of the portfolio, a weighting we increased throughout the semiannual period. To accomplish this, we added to large-cap pharmaceutical positions such as Pfizer, Merck and Wyeth. Among biotech stocks, we brought Amgen up to a 2% position within the portfolio. We also purchased shares of Biotech Holder's Trust, an index of biotechnology stocks that enabled us to participate in this exciting group in a diversified manner. Other healthcare names we added included specialty pharmaceutical company Forest Laboratories and specialty medical and orthopedic companies Zimmer Holdings and Stryker.

Financial companies, which represented just under 20% of the portfolio for most of the semiannual period, experienced high volatility during this time frame. To counter this, we focused closely on quality names. Berkshire Hathaway represents a new financial holding--one that allows us to participate in the insurance industry through what we believe to be a very well-managed company. We also continue to hold brokerage names such as Lehman Brothers, Morgan Stanley and Merrill Lynch. Another financial issue, student loan provider SLM Corp. (formerly Sallie Mae) continued to perform very well.

To capitalize on companies that we believe will benefit from strong earnings near term, we purchased stocks with strong exposure to energy sources and services. Among these, we bought Exxon Mobil, Nabors Industries Ltd. and Smith International. Additionally, we restructured the portfolio with respect to consumer staple and consumer discretionary names, increasing our weighting in Clear Channel Communications and Viacom. We added quality retailers Amazon.com, Wal-Mart Stores and Kohl's, and retained Abercrombie & Fitch for the entire semiannual period. Nextel Communications represented the sole telecom service stock we added during the period. Among industrials and conglomerates, we owned Tyco International, United Technologies, 3M Company and General Electric.

During the semiannual period, we sold Intuit based on a missed earnings pre-announcement. We also sold stocks in the consumer staple and consumer discretionary arenas based on the prospect of a decline in consumer spending. Stocks that did not perform as well as we had anticipated during the semiannual period included Viacom, Clear Channel Communications and AOL. We continue to hold these stocks based on our expectations that their performance will improve in the coming months.

What is your investment strategy for the next six months, based on the outlook for the assets held in the Blue Chip Growth Fund?

Near term, we anticipate low inflation combined with nominal growth in GDP (gross domestic product). We think it likely that we will continue to see the best performance among stocks that are capable of generating solid growth numbers in terms of both revenue and earnings. We believe the portfolio is well positioned going forward, and that it has held its own amid the very difficult environment we have experienced thus far this year.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica Blue Chip Fund Class A returned 1.70%. The Fund's peer class, the Lipper Large-Cap Core Funds Category, returned 3.30% during the same time frame. The S&P 500 Index and the Russell 1000 Growth Index respectively returned 5.02% and 6.01% for the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03

                                                           Return
                                                            Since
                                                          Inception
                            6 mon   1 yr    3 yr    5 yr  (10/8/93)
                            -----  ------  ------  -----  ---------
             A Shares At
              Net Asset
              Value........ 1.70%  -28.00% -23.94% -5.09%   5.09%
             A Shares With
              Maximum Sales
              Charge....... -4.14% -32.14% -25.43% -6.21%   4.43%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    S&P 500 INDEX--It is the Standard & Poor's 500 Composite Stock Index, a widely recognized, unmanaged index of common stock prices.

                    RUSSELL 1000 GROWTH INDEX--Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Blue Chip Growth Fund Class A ranked 793 out of 969 Large-Cap Core Funds for the annual period ending 3/31/03. The Fund ranked 698 out of 742 for the three years ending 3/31/03. The Fund ranked 275 out of 512 for the five years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03 the SunAmerica Blue Chip Growth Fund Class A shares return, inclusive of sales load, was -32.14%. For the period ending 3/31/03, three and five year annualized returns, inclusive of sales loads, for Class A shares respectively are -25.43% and -6.21%. Since the Fund's inception on 10/8/93, the Class A shares have delivered an average annual return, inclusive of sales load, of 4.43%.

        SunAmerica Growth Opportunities Fund
--------------------------------------------------------------------------------

Lead Portfolio Manager: Brian Clifford

How did you manage the portfolio over the semiannual period?

We concentrated the Fund's holdings in companies that we know extremely well, while limiting the total number of stocks in the portfolio to between approximately 60 and 65 companies. Focusing on fundamental research in a limited number of names, we were able to better navigate a choppy market and to avoid problems. Our investment in high quality, growth-oriented mid-cap stocks enabled us to generate strong performance over the semiannual period.

During the past six months as stock market volatility continued, we felt that a bottom-up approach was best suited to outperform in this environment. As such, we employed a process whereby we assessed each company held within the portfolio on a daily basis. In our pursuit of augmenting performance while mitigating risk, we plan to continue to adhere to this strategy going forward.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Stocks we recently added to the portfolio include Allergan, Key Energy Services and Cypress Semiconductor. Allergan, a specialty pharmaceutical company, is an entirely new position in the Growth Opportunities Fund. This global healthcare company specializes in pharmaceutical therapies and products for ophthalmic, dermatological, neurological and other applications. The company's research and products target specific diseases, including a variety of cancers, glaucoma, retinal disease, psoriasis, movement disorders and metabolic diseases. Allergan has promising products in the pipeline and currently sells over-the-counter products in more than 100 countries.

Key Energy Services also represents a new addition to the portfolio. This company provides a full spectrum of maintenance services to oil and natural gas production companies of all sizes. Recently, Key Energy Services' business began to accelerate due to increased drilling activity in North America. Over the past two quarters, revenue and earnings for the company have increased. Key Energy is also now beginning to benefit from favorable pricing trends. One of the few companies to provide comprehensive maintenance services to oil and gas drilling companies in North America, Key Energy Services is in an excellent position to gain market leadership in its area of expertise. Currently, the company dominates its niche, claiming 50% of the market share in this industry.

We also added Cypress Semiconductor to the portfolio over the semiannual period. Cypress manufactures a diverse line of integrated circuits that are used in a wide variety of applications. Circuits made by Cypress are found in automobiles and computers, as well as in the networks of major data communications and telecommunications companies. Its business lines exist as two major segments: non-memory products and memory products. In the wake of a recent restructuring which streamlined efficiency and lowered costs, the company is positioned for higher profitability, particularly now that business is beginning to increase in some of the company's end markets.

Stocks sold from the portfolio over the semiannual period include BEA Systems, Talbots and Novellus. BEA Systems is an application infrastructure software provider. We sold our position in this company primarily in response to difficulties anticipated in the first calendar quarter of 2003 for software companies in general. The war and related ongoing economic uncertainties have delayed capital investment, substantially reducing the normal volume of business in the corporate software market.

Semiconductor capital equipment maker Novellus Systems was also sold on the basis of slow capital spending. This company builds complex chip manufacturing equipment for tech heavyweights such as Intel and AMD. We did a good job of selling this stock at a significantly higher price than that at which we bought it, and it remains on our list as a candidate for the portfolio in the future. However, in view of the fact that capital spending decisions are still being deferred, we felt that capturing gains over the semiannual period was prudent.

The Fund also sold Talbots, the clothing catalogue and retailer for women and children. While Talbots remains a very popular brand specializing in classic apparel, the recent softening in consumer spending led us to believe that earnings were potentially at risk. We also wanted to limit the Fund's exposure to retail in general.

What is your investment strategy for the next six months, based on the outlook for the assets held in the Growth Opportunities Fund?

Going forward, we will continue to focus on the strengths exhibited by individual companies. During the first calendar quarter of 2003, we made an effort to increase our exposure to "growthier" segments of the market including semiconductors, software and biotechnology. Looking out to the remainder of the year, we are bullish on the market. Based on estimates for 2003 earnings and the index's current price level, we estimate the S&P 500's earnings yield at approximately 6% for this year. This compares quite favorably to the yield on 10-year Treasuries, which is currently about 4%. We believe that fear and uncertainty are at their highest levels now, whereas the fundamentals of companies in which we are considering investing in are stable to improving. The outlook for the market environment is also benefiting from stimulative events such as the recent drop in the price of oil from $38 a barrel to $28. We expect fiscal and monetary stimulus to continue in the coming months, along with an improvement in business trends, which stocks have not yet fully begun to reflect.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica Growth Opportunities Fund Class A returned 9.81%. The Fund's peer class, the Lipper Mid-Cap Growth Funds Category, returned 2.51% during the same time frame. The Fund's benchmark, the Russell Mid-Cap Growth Index, returned 9.14% for the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03

                                                             Return
                                                              Since
                                                            Inception
                         6 mon  1 yr    3 yr    5 yr  10 yr (1/28/87)
                         ----- ------  ------  -----  ----- ---------
           A Shares At
            Net Asset
            Value....... 9.81% -38.78% -32.34% -3.73% 4.64%   7.87%
           A Shares With
            Maximum
            Sales Charge 3.49% -42.29% -33.66% -4.87% 4.02%   7.48%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    RUSSELL MID-CAP GROWTH INDEX--Measures the performance of those Russell Mid-Cap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Growth Opportunities Fund Class A ranked 478 out of 499 Mid-Cap Growth Funds for the annual period ending 3/31/03. The Fund ranked 295 out of 350 Mid-Cap Growth Funds for the three years ending 3/31/03. The Fund ranked 113 out of 221 for the five years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03, the SunAmerica Growth Opportunities Fund Class A shares return, inclusive of sales load, was -42.29%. For the period ending 3/31/03, three, five and ten year annualized returns, inclusive of sales loads, for Class A shares respectively are -33.66%, -4.87% and 4.02%. Since the Fund's inception on 1/28/87, the Class A shares have delivered an average annual return, inclusive of sales load, of 7.48%.

        SunAmerica New Century Fund
======================================================

Lead Portfolio Manager: Donna Calder

How did you manage the portfolio over the semiannual period?

From October 2002 to the end of March 2003, we continued to pursue a strategy of broad diversification. To accomplish this, we positioned the portfolio between defensively oriented, multi-cap growth stocks and cyclical economic recovery stocks.

Two events that impacted the Fund during the semiannual period, particularly its cyclical companies, were the war in Iraq and increasing commodity prices of oil and natural gas. The war against Iraq necessitated that we decrease our media position since advertising suffers during such times. These holdings previously provided a nice lift to the portfolio, and we anticipate increasing their weighting again amid evidence of greater economic momentum.

We sold approximately half of all cyclical stocks, which were hurt by steeply escalating oil costs and the slowdown in consumer spending. We pared down holdings in specialty retailers and in turn purchased less cyclically sensitive casual dining restaurant stocks. We continued to hold educational stocks, which maintained their strong performance. Additionally, with several proprietary drugs coming off patent this year and next, we established a position in generic pharmaceutical companies.

To help protect the Fund from increased market volatility, we moved to a market underweight in technology stocks, a position we maintained throughout the semiannual period. While the portfolio did not participate in the semiconductor-led technology rally that occurred in late 2002, the Fund's position in Internet stocks benefited from the strong rebound in that group. In view of difficult and volatile market conditions, we believe that selectivity is the key to owning technology stocks going forward.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Yahoo, a stock which has made an excellent turnaround since the arrival of new management two years ago, was the portfolio's largest position and top performer for this reporting period. We also hold a substantial position in Amgen, a biotech stock, which has been another strong performer. The portfolio also bought shares of orthopedic spine implant manufacturer Stryker, along with shares of generic pharmaceutical companies Barr Laboratories, MedImmune and Teva Pharmaceutical. In the consumer discretionary segment of the market, shares of casual dining restaurants Applebee's and Ruby Tuesday were purchased. These stocks had become cheap on a valuation basis in December 2002 due to poor comparative sales figures. Since their purchase, fundamentals have improved and these stocks have outperformed. Educational issues Apollo Group and Career Education Corp. continued to perform well, while educational loan provider SLM Corp. exceeded expectations. With more high school graduates going on to college, student loans are at record high levels. In the technology sector, we bought BEA Systems and NetScreen Technologies, while in telecom we purchased shares in Nextel, Verizon and Alltel.

Stocks we sold included economically sensitive specialty chemical and plastics company Georgia Gulf. We also sold all of our Waste Management position and approximately half of our Republic Services. Among our trucking stocks, which were hurt when oil prices rose and the economy retrenched, we sold all of Arkansas Best. We also reduced our shares in Heartland, J.B. Hunt and Roadway by half. Specialty retailer positions that we decreased due to slower consumer spending included Williams-Sonoma and teen apparel company Too, Inc. The portfolio continues to hold Coach, Inc. based on outstanding fundamental execution and performance.

What is your investment strategy for the next six months, based on the outlook for the assets held in the New Century Fund?

Diversification will continue to be an important strategy going forward. We continue to employ a barbell approach to investing, balancing growth companies with economically-sensitive rebound candidates. While healthcare holds opportunities that exhibit consistent growth, there are also many genuine turnaround situations exemplified by stocks such as Yahoo. We believe that we will be able to uncover more of these opportunities as they emerge from battered economically-sensitive sectors in the coming months.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica New Century Fund Class A returned -1.60%. The Fund's peer class, the Lipper Multi-Cap Growth Funds Category, returned 4.62% during the same time frame. The Fund's benchmark, the Russell 3000 Growth Index, returned 5.84% for the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03

                                                             Return
                                                              Since
                                                            Inception
                        6 mon   1 yr    3 yr    5 yr  10 yr (1/28/87)
                        -----  ------  ------  -----  ----- ---------
          A Shares At
           Net Asset
           Value....... -1.60% -25.27% -27.71% -4.65% 5.66%   8.35%
          A Shares With
           Maximum
           Sales
           Charge...... -7.23% -29.57% -29.12% -5.77% 5.03%   7.95%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    RUSSELL 300 GROWTH INDEX--Unmanaged, broad-based, price-weighted index of 3000 stocks

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica New Century Fund Class A ranked 113 out of 403 Multi-Cap Growth Funds for the annual period ending 3/31/03. The Fund ranked 145 out of 261 Multi-Cap Growth Funds for the three years ending 3/31/03. The Fund ranked 84 out of 168 for the five years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03, the SunAmerica New Century Fund Class A shares return, inclusive of sales load, was -29.57%. For the period ending 3/31/03, three, five and ten year annualized returns, inclusive of sales loads, for Class A shares respectively are -29.12%, -5.77% and 5.03%. Since the Funds's inception on 1/28/87, the Class A shares have delivered an average annual return, inclusive of sales load, of 7.95%.

        SunAmerica Growth and Income Fund

Lead Portfolio Manager: Francis Gannon

How did you manage the portfolio over the semiannual period?

From October 1, 2002 to March 31, 2003, we held a well-diversified blend of primarily dividend-yielding stocks in the Growth and Income Fund. This structure benefited the portfolio's performance during the last calendar quarter of 2002, but did not assist much in the first calendar quarter of 2003. In response to the uncertainties posed by the war in Iraq, we also maintained a higher than normal cash position from January to mid February 2003. As the market declined into March, we deployed that cash among stocks we believed would respond well to a postwar economic scenario. In addition, we adjusted the portfolio's energy position during the semiannual period in order to capitalize on energy service companies that have exposure to natural gas. With respect to technology holdings, we invested in quality dividend-paying stocks capable of strong growth.

Would you give us some specific examples of investment decisions you recently made in the portfolio?

Microsoft remained the largest position in the portfolio, and we added technology stocks such as Oracle and Hewlett-Packard. We also increased the portfolio's weighting in IBM. Our goal with respect to technology was to focus on solid growth companies while minimizing risk. At the end of the semiannual period, healthcare stocks represented about 15% of the Fund's holdings. This allocation was concentrated largely within large-cap pharmaceutical stocks, although we did diversify our healthcare position by adding medical specialty and orthopedic stocks Zimmer Holdings and Stryker Corporation. We also added pharmaceutical services company Caremark.

Financial stocks represented approximately 19% of the Fund over the semiannual period. Our largest holding, Bank of America, continues to perform extremely well amid a difficult environment and its outlook remains strong. This stock represented approximately 3.3% of the Fund's holdings over this reporting period. The Fund also holds insurance concern Berkshire Hathaway and student loan provider SLM Corp. Citigroup also performed well during the semiannual period.

We believe that the portfolio's energy service companies, including Nabors Industries Ltd, Exxon Mobil, Apache Corp., Tidewater Inc. and Smith International will benefit from exposure to natural gas near term. Approximately 7% of the portfolio consists of consumer staple stocks, among which we are focusing on extremely high quality names such as Avon, Coca-Cola and PepsiCo. Consumer discretionary stocks accounted for approximately 8% of the portfolio during the six-month period. Wal-Mart Stores and Disney are two of our larger positions in this sector, with Disney turning in a notably strong performance during the fourth calendar quarter of 2002. Among telecom service companies, the portfolio owns Verizon and AT&T Wireless Services, as well as a small percentage of AT&T Corp. Materials stocks within the portfolio include 3M, Bemis, DuPont, IMC Global, Lyondell and Rohm & Haas. All of these performed relatively well, while 3M, which represents 2% of the portfolio, surpassed expectations. Avery

Dennison and Danaher also boosted portfolio performance. Stocks that did not perform as well as we expected included AT&T Wireless Services, Altria Group (formerly Phillip Morris), UST, Inc., Newell Rubbermaid and Pepsi Bottling Group.

What is your investment strategy for the next six months, based on the outlook for the assets held in the Growth and Income Fund?

Diversification will remain an important theme going forward as we continue to restructure the portfolio in order to stabilize performance. We intend to remain invested in dividend-yielding companies that have the ability to outperform peers amid the current economic environment. To accomplish this, we will seek to identify those sectors exhibiting the greatest strength and invest in the leading companies within these groups.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica Growth and Income Fund Class A returned 0.56%. The Fund's peer class, the Lipper Large-Cap Core Funds Category, returned 3.30% during the same time frame. The S&P 500 Index returned 5.02% for the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03
                                                         Return
                                                          Since
                                                        Inception
                          6 mon   1 yr    3 yr    5 yr  (7/1/94)
                          ------ ------- ------- ------ ---------
              A Shares At
               Net
               Asset
               Value..... 0.56%  -26.77% -21.98% -5.93%   7.40%
              A Shares
               With
               Maximum
               Sales
               Charge.... -5.21% -30.96% -23.50% -7.03%   6.67%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    S&P 500 INDEX--It is the Standard & Poor's 500 Composite Stock Index, a widely recognized, unmanaged index of common stock prices.
--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Growth and Income Fund Class A ranked 691 out of 969 Large-Cap Core Funds for the annual period ending 3/31/03. The Fund ranked 662 out of 742 for the three years ending 3/31/03. The Fund ranked 335 out of 512 for the five years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03 the SunAmerica Growth and Income Fund Class A shares return, inclusive of sales load, was -30.96%. For the period ending 3/31/03, three and five year annualized returns, inclusive of sales loads, for Class A shares respectively are -23.50% and -7.03%. Since the Fund's inception on 7/1/94, the Class A shares have delivered an average annual return, inclusive of sales load, of 6.67%.

        SunAmerica Balanced Assets Fund

Lead Portfolio Manager: Francis Gannon

How did you manage the portfolio over the semiannual period?

In 2002, we restructured this Fund by establishing a firm allocation of 60% equity and 40% fixed income. On the equity side of the portfolio, we increased technology and healthcare names while decreasing consumer discretionary stocks. The names that we kept in this group have demonstrated particular resiliency despite a slowdown in consumer spending. In January of 2003, Brian Wiese, a member of our fixed income team, assumed responsibility for the management of the fixed income portion of the portfolio. The new manager employs a strategy that strongly emphasizes diversification, which we believe is particularly valuable amid current market conditions.

Would you give us some specific examples of investment decisions you recently made in the portfolio?

Technology names we added to the portfolio include programmable logic solutions manufacturer Xilinx, enterprise software designer Oracle, computer peripherals manufacturer Hewlett-Packard and semiconductor company Analog Devices. From the healthcare sector, we added medical specialty and orthopedic implant manufacturers Zimmer Holdings and Stryker Corp. and health services company Caremark. We also added generic pharmaceutical manufacturer Teva Pharmaceutical, a company well positioned to benefit from the patent expirations of several widely used drugs.

We bought insurance concern Berkshire Hathaway based on our belief that the company is very well managed, and also added Marsh & McLennan, another insurance company. Mortgage broker Freddie Mac represented a financial issue added to the portfolio during the semiannual period, while among consumer discretionary names, we purchased media name Comcast.

During the semiannual period, we sold stocks in the consumer staple and consumer discretionary arena based on the prospect of a decline in consumer spending. These included Newell Rubbermaid, Target and Linens 'N Things. Stocks that did not perform as well as we had anticipated during the semiannual period included Viacom, Clear Channel Communications and AOL. However, we continue to hold these stocks based on our expectations that their performances will improve in the coming months. Held through the close of the semiannual period, Altria Group (formerly Phillip Morris), UST, Inc. and Pepsi Bottling Group also proved disappointing during the semiannual period.

What is your investment strategy for the next six months, based on the outlook for the assets held in the Balanced Assets Fund?

With respect to the fixed-income component of the portfolio, we believe that greater diversification will benefit the Fund going forward. Diversification will also remain an important theme for the equity portion of the portfolio. Market conditions remain difficult, however, we believe that by selecting stocks based on their ability to perform well under current conditions and seeking to minimize risk through careful selection of quality companies, we have positioned the portfolio to perform well going forward.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica Balanced Assets Fund Class A returned -2.02%. The Fund's peer class, the Lipper Balanced Funds Category, returned 2.88% during the same time frame. Two of the Fund's benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index respectively returned 5.02% and 2.99% for the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03

                                                         Return
                                                          Since
                                                        Inception
                          6 mon   1 yr    3 yr    5 yr  (9/24/93)
                          ------ ------- ------- ------ ---------
              A Shares At
               Net Asset
               Value..... -2.02% -15.55% -15.16% -2.66%   5.39%
              A Shares
               With
               Maximum
               Sales
               Charge.... -7.66% -20.40% -16.81% -3.81%   4.73%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    S&P 500 INDEX--It is the Standard & Poor's 500 Composite Stock Index, a widely recognized, unmanaged index of common stock prices.

                    LEHMAN BROTHERS AGGREGATE BOND INDEX--It includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's or Fitch Investor Services, in that order. The Lehman Brothers Aggregate Bond Index is comprised of Lehman's Government/Corporate, Mortgage-Backed Securities, and Asset-Backed Securities Indices.
--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Balanced Assets Fund Class A ranked 387 out of 504 Balanced Funds for the annual period ending 3/31/03. The Fund ranked 398 out of 406 for the three years ending 3/31/03. The Fund ranked 269 out of 334 for the five years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03 the SunAmerica Balanced Assets Fund Class A shares return, inclusive of sales load, was -20.40%. For the period ending 3/31/03, three and five year annualized returns, inclusive of sales loads, for Class A shares respectively are -16.81% and -3.81%. Since the Fund's inception on 9/24/93, the Class A shares have delivered an average annual return, inclusive of sales load, of 4.73%.

        SunAmerica Focused Dividend Strategy Portfolio
        (formerly SunAmerica "Dogs" of Wall Street Fund)
--------------------------------------------------------------------------------


The SunAmerica Focused Dividend Strategy Portfolio (formerly SunAmerica "Dogs" of Wall Street Fund) performed well during the fourth calendar quarter of 2002, as did many large-cap funds composed of dividend-yielding stocks, which were favorably affected by President Bush's proposed elimination of taxes on corporate dividends. This interest waned in early 2003, however, as concerns about the mounting federal deficit and war expenses cast doubt on the tax cut's feasibility, causing dividend-bearing stocks to decline. Since the Fund is comprised of dividend-bearing stocks, this uncertainty also negatively impacted the Fund's performance during the first quarter of the year.

The SunAmerica Focused Dividend Strategy Portfolio is a quantitative fund that contains 30 of the highest yielding large capitalization stocks in the domestic equity market. Ten of these stocks are components of the Dow Jones Industrial Average. The remaining 20 stocks are selected from the 400 largest U.S. industrial companies having market capitalizations of at least $1 billion. The Portfolio consists of blue chip companies with strong track records, with the recognition that "big name" large-cap companies historically have rotated in and out of favor.

The Portfolio's contrarian strategy of investing in high quality, out-of-favor large-cap stocks met with difficulty in the latter months of the semiannual period. Investors' rotation into growth-oriented technology stocks in the first calendar quarter of 2003 resulted in their outperformance over value stocks for the six-month interval. It is important to remember that the names included in the Portfolio are all solid companies with proven track records making them strong candidates for good performance going forward.

The Focused Dividend Strategy Portfolio is unique in its overall character. It invests in 30 stocks rather than the traditional Dow 10, which potentially adds greater diversification, less risk and higher returns. Stocks chosen to participate in the portfolio are selected once a year, and remain in the portfolio for at least one year. Prior to inclusion in the fund, each corporate candidate must meet highly selective, independently verified criteria relating to its growth history, stability of earnings and dividend payment history.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica Focused Dividend Strategy Portfolio Class A returned -0.97%. The Portfolio's peer class, the Lipper Multi-Cap Value Funds Category, returned 2.78% during the same time frame. Over the semiannual period, the Dow Jones Industrial Average returned 6.55%, the S&P 500 Index+ returned 5.02%, and the Russell 1000 Value Index+ returned 3.90%.* Portfolio returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03

                                                        Return
                                                         Since
                                                       Inception
                                 6 mon   1 yr    3 yr  (6/8/98)
                                ------  ------  -----  ---------
                A Shares At Net
                 Asset Value... - 0.97% -21.38%  0.89%   -3.25%
                A Shares With
                 Maximum Sales
                 Charge........ -6.65%  -25.92% -1.07%   -4.43%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    S&P 500 INDEX--It is the Standard & Poor's 500 Composite Stock Index, a widely recognized, unmanaged index of common stock prices.

                    RUSSELL 1000 VALUE INDEX--Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Focused Dividend Strategy Portfolio Class A ranked 154 out of 487 Multi-Cap Value Funds for the annual period ending 3/31/03. The Portfolio ranked 42 out of 340 Multi-Cap Value Funds for the three years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03, the SunAmerica Focused Dividend Strategy Portfolio Class A shares return, inclusive of sales load, was -25.92%. For the period ending 3/31/03 the Portfolio's three year annualized return, inclusive of sales loads, for Class A shares was -1.07%. Since the Fund's inception on 6/8/98, the Class A shares have delivered an average annual return, inclusive of sales load, of -4.43%.
+Through January 2003, the Portfolio used the S&P 500 Index as its benchmark index. Effective February 2003, the Portfolio changed its benchmark to the Russell 1000 Value Index, reflects changes in the Portfolio's strategy. As a result, the Portfolio's performance is compared to both indexes in the paragraph above.

        SunAmerica International Equity Fund
--------------------------------------------------------------------------------

Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Hans Danielsson

How did you manage the portfolio over the semiannual period?

Over the past six months, we made key changes to the geographic and sector weightings of the International Equity Fund. First, we moved assets out of Europe and into Asia. With the exception of Japan, which remains economically troubled, we continue to view Asia as a major growth area. In addition, during the past six months, Europe's overall economy slowed and negative corporate surprises lessened our enthusiasm for participation in this region. The second change we made to the portfolio was to sell our financial holdings and allocate the resultant cash to industrial cyclical and consumer stocks. We believe stocks in these sectors will benefit as the global economy begins to regain momentum.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

One of the more interesting additions to the portfolio in recent months is generic pharmaceutical manufacturer Teva Pharmaceutical. Since it manufactures the generic equivalent of key drugs that recently have come off patent, Teva is currently in a good position to benefit from increased sales of its own, less expensive pharmaceuticals. We also bought shares of Casio, Pioneer and Konica. All of these are Japanese companies with large export markets and brand names that are recognizable worldwide, features that provide them with distinct advantages. Casio and Pioneer both manufacture consumer electronics, while Konica produces cameras and optical equipment.

We sold BNP, a French bank that performed to our expectations. When it reached our target price, we moved assets from this position into another stock, which we felt had higher near-term performance potential. We also significantly reduced our holdings in Royal Bank of Scotland because it had reached our target price. A stock we sold due to performance below our expectations was Stora. Along with other European materials commodity producers, this Swedish forestry company is currently struggling with the strength of the Euro, which has rendered it less competitive than its North American counterparts. In this case, currency concerns prompted us to sell.

What is your investment strategy for the next six months, based on the outlook for the assets held in the International Equity Fund?

Amid a difficult market, we have had a good relative performance trend over the past six months, outperforming our peer class and benchmark index. In view of market conditions however, rather than making any large top-down changes within the portfolio, we intend to continue focusing on individual stock selection.

In general, there are two main ways to qualify money in stocks currently. The first is to buy stocks that have the potential of being re-valued by the market, an occurrence that typically induces buyers to pay a higher multiple for a particular stock. The second method is to invest in companies currently showing good earnings visibility. In the present environment, in order to reduce risk to the portfolio, we intend to focus on the latter strategy until economic conditions improve. This method provides us with a high degree of confidence that earnings are coming through, which in turn supports our expectation of stable to rising stock prices. When we see significant improvement in global economic dynamics, we likely will place more emphasis on the first strategy. This approach involves a bit more risk, but also offers greater potential for stock price appreciation.

Fund, Peer Class and Benchmark Index Performance

For the semiannual period ended March 31, 2003, the SunAmerica International Equity Fund Class A returned -0.14%. The Fund's peer class, the Lipper International Funds Category returned -3.30% during the same time frame. The Fund's benchmark, the MCSI EAFE Index, returned -2.29% for the semiannual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 3/31/03

                                                            Return
                                                            Since
                                                          Inception
                           6 mon   1 yr    3 yr    5 yr   (11/19/96)
                           ------ ------- ------- ------  ----------
           A Shares At Net
            Asset Value... -0.14% -25.24% -24.38% -10.83%   -7.20%
           A Shares With
            Maximum
            Sales Charge.. -5.92% -29.54% -25.86% -11.89%   -8.06%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    MCSI EAFE INDEX--Free float-adjusted market capitalization index that is designed to measure developed market equity performances, excluding the United States and Canada.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica International Equity Fund Class A ranked 444 out of 823 International Funds for the annual period ending 3/31/03. The Fund ranked 453 out of 616 International Funds for the three years ending 3/31/03. The Fund ranked 413 out of 457 for the five year period ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 3/31/03, the SunAmerica International Equity Fund Class A shares return, inclusive of sales load, was -29.54%. For the period ending 3/31/03, three and five year annualized returns, inclusive of sales loads for Class A shares respectively are, -25.86% and -11.89%. Since the Fund's inception on 11/19/96, the Class A shares have delivered an average annual return, inclusive of sales load, of -8.06%.

        SunAmerica Equity Funds
        STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2003 -- (unaudited)


                                              Blue Chip      Growth           New        Growth and      Balanced
                                               Growth     Opportunities     Century        Income         Assets
                                                Fund          Fund           Fund           Fund           Fund
                                            ------------  -------------  -------------  ------------  -------------
ASSETS:
Investments securities, at market
 value*#................................... $104,886,127  $  88,575,168  $  85,088,087  $192,775,894  $ 247,119,014
Short-term securities*.....................           --             --             --            --             --
Repurchase agreements (cost equals
 market)...................................    5,641,000     20,133,000      9,967,000     1,017,000     39,327,000
Cash.......................................           78             --            194           308        307,301
Foreign Cash*..............................           --             --             --            --          5,482
Receivable for investments sold............      640,345      6,630,367      1,166,214       476,889     24,443,025
Interest and dividends receivable..........       74,470         25,793         15,036       164,957        622,047
Receivable for shares of beneficial
 interest sold.............................      299,915        315,182         46,960        68,197         66,366
Prepaid expenses...........................          821          1,028            757         1,826            908
Deferred organizational expenses...........           --             --             --            --             --
Receivable from Advisor....................       13,104          4,392          6,266        13,579            195
                                            ------------  -------------  -------------  ------------  -------------
  Total assets.............................  111,555,860    115,684,930     96,290,514   194,518,650    311,891,338
                                            ------------  -------------  -------------  ------------  -------------
LIABILITIES:
Payable for investments purchased..........    1,422,539      1,341,960             --       285,308     24,717,838
Payable for daily variation margin.........           --             --             --            --             --
Payable for shares of beneficial interest
 redeemed..................................       88,383        996,743        917,378       470,474        289,528
Accrued expenses...........................      126,900        179,421        154,972       192,013        275,573
Investment advisory and management
 fees payable..............................       70,393         70,684         60,671       124,764        161,474
Distribution and service maintenance
 fees payable..............................       50,835         58,533         39,135       123,814        118,427
Due to custodian...........................           --         28,510             --            --             --
Collateral upon return of securities
 loaned....................................           --             --             --            --     36,990,000
                                            ------------  -------------  -------------  ------------  -------------
  Total liabilities........................    1,759,050      2,675,851      1,172,156     1,196,373     62,552,840
                                            ------------  -------------  -------------  ------------  -------------
   Net assets.............................. $109,796,810  $ 113,009,079  $  95,118,358  $193,322,277  $ 249,338,498
                                            ============  =============  =============  ============  =============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par
 value..................................... $     99,790  $     107,672  $      88,229  $    223,353  $     217,334
Paid-in capital............................  218,362,351    369,241,056    243,521,597   310,899,489    372,345,875
                                            ------------  -------------  -------------  ------------  -------------
                                             218,462,141    369,348,728    243,609,826   311,122,842    372,563,209
Accumulated undistributed net
 investment income (loss)..................     (424,804)      (914,949)      (613,738)     (243,320)      (284,324)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency,
 futures and options contracts and foreign
 exchange transactions.....................  (93,748,926)  (251,120,186)  (146,847,838)  (83,501,100)  (102,767,015)
Net unrealized appreciation
 (depreciation) of investments.............  (14,491,601)    (4,304,514)    (1,029,892)  (34,056,145)   (20,173,887)
Net unrealized appreciation (depreciation)
 on futures and options contracts..........           --             --             --            --             --
Net unrealized appreciation
 (depreciation) on foreign currency
 and other assets and liabilities..........           --             --             --            --            515
                                            ------------  -------------  -------------  ------------  -------------
   Net assets.............................. $109,796,810  $ 113,009,079  $  95,118,358  $193,322,277  $ 249,338,498
                                            ============  =============  =============  ============  =============
*Identified cost:
  Investment securities.................... $119,377,728  $  92,879,682  $  86,117,979  $226,832,039  $ 267,292,901
                                            ============  =============  =============  ============  =============
  Short-term securities....................           --             --             --            --             --
                                            ============  =============  =============  ============  =============
  Foreign cash.............................           --             --             --            --  $       4,967
                                            ============  =============  =============  ============  =============
# Including securities on loan of..........           --             --             --            --  $  12,140,628
                                            ============  =============  =============  ============  =============

                                               Focused
                                              Dividend    International
                                              Strategy       Equity
                                              Portfolio       Fund
                                            ------------  -------------
ASSETS:
Investments securities, at market
 value*#................................... $ 88,077,691  $ 80,758,005
Short-term securities*.....................           --       997,480
Repurchase agreements (cost equals
 market)...................................      782,000     1,357,000
Cash.......................................           32            --
Foreign Cash*..............................           --        27,414
Receivable for investments sold............           --     1,156,153
Interest and dividends receivable..........      161,299       412,085
Receivable for shares of beneficial
 interest sold.............................    1,700,376       305,949
Prepaid expenses...........................          295           591
Deferred organizational expenses...........          148            --
Receivable from Advisor....................        5,538        21,931
                                            ------------  ------------
  Total assets.............................   90,727,379    85,036,608
                                            ------------  ------------
LIABILITIES:
Payable for investments purchased..........           --     1,205,016
Payable for daily variation margin.........           --       154,380
Payable for shares of beneficial interest
 redeemed..................................       58,147     1,683,184
Accrued expenses...........................       82,745       178,743
Investment advisory and management
 fees payable..............................       25,613        72,230
Distribution and service maintenance
 fees payable..............................       61,333        43,457
Due to custodian...........................           --            90
Collateral upon return of securities
 loaned....................................           --            --
                                            ------------  ------------
  Total liabilities........................      227,838     3,337,100
                                            ------------  ------------
   Net assets.............................. $ 90,499,541  $ 81,699,508
                                            ============  ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par
 value..................................... $     96,634  $    119,057
Paid-in capital............................  127,343,929   166,382,608
                                            ------------  ------------
                                             127,440,563   166,501,665
Accumulated undistributed net
 investment income (loss)..................      (48,692)     (350,789)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency,
 futures and options contracts and foreign
 exchange transactions.....................  (23,435,919)  (82,899,860)
Net unrealized appreciation
 (depreciation) of investments.............  (13,456,411)   (1,370,455)
Net unrealized appreciation (depreciation)
 on futures and options contracts..........           --      (197,404)
Net unrealized appreciation
 (depreciation) on foreign currency
 and other assets and liabilities..........           --        16,351
                                            ------------  ------------
   Net assets.............................. $ 90,499,541  $ 81,699,508
                                            ============  ============
*Identified cost:
  Investment securities.................... $101,534,102  $ 82,128,398
                                            ============  ============
  Short-term securities....................           --  $    997,542
                                            ============  ============
  Foreign cash.............................           --  $     26,635
                                            ============  ============
# Including securities on loan of..........           --            --
                                            ============  ============

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2003 -- (unaudited) (continued)


                                                                                                                Focused
                                                Blue Chip     Growth         New     Growth and    Balanced    Dividend
                                                 Growth    Opportunities   Century     Income       Assets     Strategy
                                                  Fund         Fund         Fund        Fund         Fund      Portfolio
                                               ----------- ------------- ----------- ----------- ------------ -----------
Class A (unlimited shares authorized):
Net assets.................................... $58,188,821  $53,310,670  $71,467,639 $63,728,969 $169,199,129 $22,833,799
Shares of beneficial interest issued and
 outstanding..................................   5,129,752    4,859,712    6,476,436   7,148,358   14,733,007   2,433,344
Net asset value and redemption price per
 share........................................ $     11.34  $     10.97  $     11.04 $      8.92 $      11.48 $      9.38
Maximum sales charge (5.75% of offering
 price).......................................        0.69         0.67         0.67        0.54         0.70        0.57
                                               -----------  -----------  ----------- ----------- ------------ -----------
Maximum offering price to public.............. $     12.03  $     11.64  $     11.71 $      9.46 $      12.18 $      9.95
                                               ===========  ===========  =========== =========== ============ ===========
Class B (unlimited shares authorized):
Net assets.................................... $28,073,674  $33,720,387  $18,056,852 $69,417,206 $ 49,559,690 $31,369,827
Shares of beneficial interest issued and
 outstanding..................................   2,718,023    3,385,332    1,820,934   8,161,040    4,331,891   3,351,668
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)............ $     10.33  $      9.96  $      9.92 $      8.51 $      11.44 $      9.36
                                               ===========  ===========  =========== =========== ============ ===========
Class II (unlimited shares authorized):
Net assets.................................... $ 6,723,041  $16,820,835  $ 1,938,980 $49,361,074 $ 26,424,326 $36,295,915
Shares of beneficial interest issued and
 outstanding..................................     652,458    1,690,357      195,832   5,814,202    2,306,811   3,878,421
Net asset value and redemption price per share
 (excluding any applicable contingent
 deferred sales charge)....................... $     10.30  $      9.95  $      9.90 $      8.49 $      11.45 $      9.36
Maximum sales charge (1.00% of offering
 price).......................................        0.10         0.10         0.10        0.09         0.12        0.09
                                               -----------  -----------  ----------- ----------- ------------ -----------
Maximum offering price to public.............. $     10.40  $     10.05  $     10.00 $      8.58 $      11.57 $      9.45
                                               ===========  ===========  =========== =========== ============ ===========
Class I (unlimited shares authorized):
Net assets.................................... $16,811,274  $ 3,388,288  $ 3,629,081 $10,790,692 $  4,155,353 $        --
Shares of beneficial interest issued and
 outstanding..................................   1,478,734      308,283      327,456   1,209,063      361,685          --
Net asset value, offering and redemption price
 per share.................................... $     11.37  $     10.99  $     11.08 $      8.92 $      11.49 $        --
                                               ===========  ===========  =========== =========== ============ ===========
Class Z (unlimited shares authorized):
Net assets.................................... $        --  $        --  $    25,806 $    24,336 $         -- $        --
Shares of beneficial interest issued and
 outstanding..................................          --           --        2,218       2,652           --          --
Net asset value, offering and redemption price
 per share.................................... $        --  $        --  $     11.63 $      9.18 $         -- $        --
                                               ===========  ===========  =========== =========== ============ ===========
Class X (unlimited shares authorized):
Net assets.................................... $        --  $ 5,768,899  $        -- $        -- $         -- $        --
Shares of beneficial interest issued and
 outstanding..................................          --      523,470           --          --           --          --
Net asset value, offering and redemption price
 per share.................................... $        --  $     11.02  $        -- $        -- $         -- $        --
                                               ===========  ===========  =========== =========== ============ ===========

                                               International
                                                  Equity
                                                   Fund
                                               -------------
Class A (unlimited shares authorized):
Net assets....................................  $30,095,393
Shares of beneficial interest issued and
 outstanding..................................    4,307,631
Net asset value and redemption price per
 share........................................  $      6.99
Maximum sales charge (5.75% of offering
 price).......................................         0.43
                                                -----------
Maximum offering price to public..............  $      7.42
                                                ===========
Class B (unlimited shares authorized):
Net assets....................................  $21,810,846
Shares of beneficial interest issued and
 outstanding..................................    3,257,905
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)............  $      6.69
                                                ===========
Class II (unlimited shares authorized):
Net assets....................................  $13,112,428
Shares of beneficial interest issued and
 outstanding..................................    1,961,813
Net asset value and redemption price per share
 (excluding any applicable contingent
 deferred sales charge).......................  $      6.68
Maximum sales charge (1.00% of offering
 price).......................................         0.07
                                                -----------
Maximum offering price to public..............  $      6.75
                                                ===========
Class I (unlimited shares authorized):
Net assets....................................  $16,680,841
Shares of beneficial interest issued and
 outstanding..................................    2,378,373
Net asset value, offering and redemption price
 per share....................................  $      7.01
                                                ===========
Class Z (unlimited shares authorized):
Net assets....................................  $        --
Shares of beneficial interest issued and
 outstanding..................................           --
Net asset value, offering and redemption price
 per share....................................  $        --
                                                ===========
Class X (unlimited shares authorized):
Net assets....................................  $        --
Shares of beneficial interest issued and
 outstanding..................................           --
Net asset value, offering and redemption price
 per share....................................  $        --
                                                ===========

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF OPERATIONS -- For six months ended March 31.
        2003 -- (unaudited)

                                                                              Blue Chip      Growth          New
                                                                               Growth     Opportunities    Century
                                                                                Fund          Fund          Fund
                                                                            ------------  ------------- ------------
INVESTMENT INCOME:
Income:
 Interest.................................................................. $     51,417   $   109,382  $     50,410
 Dividends*................................................................      595,687       149,729       258,019
                                                                            ------------   -----------  ------------
   Total investment income.................................................      647,104       259,111       308,429
                                                                            ------------   -----------  ------------
Expenses:
 Investment advisory and management fees...................................      436,414       426,605       382,141
 Distribution and service maintenance fees -- Class A......................      107,052        93,582       129,225
 Distribution and service maintenance fees -- Class B......................      154,462       172,767       107,225
 Distribution and service maintenance fees -- Class II.....................       37,492        91,005        11,015
 Service fees -- Class I...................................................       21,017         4,163         4,475
 Transfer agent fees and expenses -- Class A...............................       90,804        89,235       115,063
 Transfer agent fees and expenses -- Class B...............................       66,281        74,495        33,168
 Transfer agent fees and expenses -- Class II..............................       17,226        37,938         4,097
 Transfer agent fees and expenses -- Class I...............................       24,263         3,412         3,480
 Transfer agent fees and expenses -- Class Z...............................           --            --         8,402
 Transfer agent fees and expenses -- Class X...............................           --         4,588            --
 Custodian fees and expenses...............................................       31,555        35,187        27,757
 Registration fees -- Class A..............................................        1,175         5,537         2,698
 Registration fees -- Class B..............................................        6,997         5,071         3,101
 Registration fees -- Class II.............................................        6,928           418         6,933
 Registration fees -- Class I..............................................       22,941        10,318        10,831
 Registration fees -- Class Z..............................................           --            --         3,605
 Registration fees -- Class X..............................................           --         1,564            --
 Printing expense..........................................................       24,212        65,222        25,698
 Trustees' fees and expenses...............................................        5,470         6,864         4,604
 Legal expenses............................................................        5,098         5,345         3,302
 Audit and tax fees........................................................       12,291        27,804        12,335
 Insurance expense.........................................................          304           360           461
 Interest expense..........................................................           --           183            --
 Amortization of organizational expenses...................................           --            --            --
 Miscellaneous expenses....................................................        5,303         5,409         4,458
                                                                            ------------   -----------  ------------
   Total expenses..........................................................    1,077,285     1,167,072       904,074
   Less: expenses reimbursed by investment adviser.........................      (31,723)      (14,835)      (31,780)
   Less: custody credits earned on cash balances...........................         (114)         (113)          (26)
                                                                            ------------   -----------  ------------
   Net expenses............................................................    1,045,448     1,152,124       872,268
                                                                            ------------   -----------  ------------
Net investment income gain (loss)..........................................     (398,344)     (893,013)     (563,839)
                                                                            ------------   -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments....................................  (11,798,485)   (9,716,739)  (14,469,286)
Net realized gain (loss) on futures and options contracts..................           --            --       125,349
Net realized gain (loss) on foreign currency and other assets and
 liabilities...............................................................           --            23            --
Net change in unrealized appreciation (depreciation) on investments........   14,084,551    20,218,511    13,191,779
Net change in unrealized appreciation (depreciation) on futures and
 options contracts.........................................................           --            --       (37,628)
Net change in unrealized appreciation (depreciation) on foreign currency
 and other assets and liabilities..........................................           --            --            --
                                                                            ------------   -----------  ------------
Net realized and unrealized gain (loss) on investments, foreign currency,
 futures and option contracts and other assets and liabilities.............    2,286,066    10,501,795    (1,189,786)
                                                                            ------------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............ $  1,887,722   $ 9,608,782  $ (1,753,625)
                                                                            ============   ===========  ============
--------
*Net of foreign withholding taxes on dividends of.......................... $        504   $        20  $      1,441
                                                                            ============   ===========  ============

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF OPERATIONS -- For six months ended March 31,
        2003 -- (unaudited) (continued)


                                                                             Focused
                                                Growth and     Balanced     Dividend    International
                                                  Income        Assets      Strategy       Equity
                                                   Fund          Fund       Portfolio       Fund
                                               ------------  ------------  -----------  -------------
INVESTMENT INCOME:
Income:
 Interest..................................... $     58,328  $  2,292,756  $     7,381  $     23,041
 Dividends*...................................    1,773,404     1,184,947    1,162,817       603,255
                                               ------------  ------------  -----------  ------------
   Total investment income....................    1,831,732     3,477,703    1,170,198       626,296
                                               ------------  ------------  -----------  ------------
Expenses:
 Investment advisory and management fees......      813,685     1,014,052      119,718       444,198
 Distribution and service maintenance
   fees -- Class A............................      122,955       311,371       26,228        57,166
 Distribution and service maintenance
   fees -- Class B............................      395,001       292,253      133,362       122,995
 Distribution and service maintenance
   fees -- Class II...........................      283,756       147,813      133,755        73,911
 Service fees -- Class I......................       13,441         5,593           --        20,990
 Transfer agent fees and expenses -- Class A..       97,382       246,449       20,045        58,637
 Transfer agent fees and expenses -- Class B..      112,328        82,606       35,121        37,187
 Transfer agent fees and expenses -- Class II.       77,411        39,136       33,415        30,814
 Transfer agent fees and expenses -- Class I..       15,736         4,157           --        24,411
 Transfer agent fees and expenses -- Class Z..        9,604            --           --            --
 Transfer agent fees and expenses -- Class X..           --            --           --            --
 Custodian fees and expenses..................       32,923        33,875       24,442        92,675
 Registration fees -- Class A.................        1,275         1,103        5,361        14,356
 Registration fees -- Class B.................        1,012         2,254        6,329         3,275
 Registration fees -- Class II................        1,708         2,017        7,546        10,261
 Registration fees -- Class I.................       19,697         5,385           --        18,761
 Registration fees -- Class Z.................        1,910            --           --            --
 Registration fees -- Class X.................           --            --           --            --
 Printing expense.............................       40,599        63,020           --        40,227
 Trustees' fees and expenses..................       11,137        12,206        2,139         4,061
 Legal expenses...............................        6,280         3,326        2,126         5,702
 Audit and tax fees...........................       14,798        10,445       12,259        11,967
 Insurance expense............................          456           747          118           178
 Interest expense.............................          527            --          329           149
 Amortization of organizational expenses......           --            --        1,920            --
 Miscellaneous expenses.......................        8,924         7,579        3,207         5,293
                                               ------------  ------------  -----------  ------------
   Total expenses.............................    2,082,545     2,285,387      567,420     1,077,214
   Less: expenses reimbursed by investment
    adviser...................................      (35,394)       (4,339)     (69,360)     (113,628)
   Less: custody credits earned on cash
    balances..................................          (87)         (248)         (21)          (18)
                                               ------------  ------------  -----------  ------------
   Net expenses...............................    2,047,064     2,280,800      498,039       963,568
                                               ------------  ------------  -----------  ------------
Net investment income gain (loss).............     (215,332)    1,196,903      672,159      (337,272)
                                               ------------  ------------  -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) on investments.......  (23,570,306)  (22,211,885)  (1,146,575)  (15,606,090)
Net realized gain (loss) on futures and
 options contracts............................           --            --           --      (818,084)
Net realized gain (loss) on foreign currency
 and other assets and liabilities.............           --            --           --        10,494
Net change in unrealized appreciation
 (depreciation) on investments................   25,247,281    15,670,571   (3,182,798)   17,824,954
Net change in unrealized appreciation
 (depreciation) on futures and options
 contracts....................................           --            --           --       (44,830)
Net change in unrealized appreciation
 (depreciation) on foreign currency and
 other assets and liabilities.................           --           454           --        10,843
                                               ------------  ------------  -----------  ------------
Net realized and unrealized gain (loss) on
 investments, foreign currency, futures and
 option contracts and other assets and
 liabilities..................................    1,676,975    (6,540,860)  (4,329,373)    1,377,287
                                               ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................... $  1,461,643  $ (5,343,957) $(3,657,214) $  1,040,015
                                               ============  ============  ===========  ============
--------
*Net of foreign withholding taxes on
 dividends of................................. $      1,027  $        497           --  $    119,607
                                               ============  ============  ===========  ============

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS

                                                        Blue Chip Growth Fund     Growth Opportunities Fund
                                                     --------------------------  --------------------------
                                                        For the                     For the
                                                      six months                  six months
                                                         ended     For the year      ended     For the year
                                                       March 31,       ended       March 31,       ended
                                                         2003      September 30,     2003      September 30,
                                                      (unaudited)      2002       (unaudited)      2002
                                                     ------------  ------------- ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income gain (loss)................. $   (398,344) $ (1,120,747) $   (893,013) $ (2,748,061)
  Net realized gain (loss) on investments...........  (11,798,485)  (39,022,124)   (9,716,739)  (81,795,320)
  Net realized gain (loss) on futures and options
   contracts........................................           --            --            --            --
  Net realized gain (loss) on foreign currency and
   other assets and liabilities.....................           --            --            23        (1,685)
  Net change in unrealized appreciation
   (depreciation) on investments....................   14,084,551      (365,222)   20,218,511    17,563,137
  Net change in unrealized appreciation
   (depreciation) on futures and options
   contracts........................................           --            --            --            --
  Net change in unrealized appreciation
   (depreciation) on foreign currency and other
   assets and liabilities...........................           --            --            --            --
                                                     ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations.........................................    1,887,722   (40,508,093)    9,608,782   (66,981,929)
                                                     ------------  ------------  ------------  ------------

Dividends and distributions to shareholders:
  From net investment income (Class A)..............           --            --            --            --
  From net investment income (Class B)..............           --            --            --            --
  From net investment income (Class II)+............           --            --            --            --
  From net investment income (Class I)..............           --            --            --            --
  From net investment income (Class Z)+.............           --            --            --            --
  From net investment income (Class X)..............           --            --            --            --
                                                     ------------  ------------  ------------  ------------
Total dividends and distributions to shareholders...           --            --            --            --
                                                     ------------  ------------  ------------  ------------
Net increase in net assets resulting from capital
 share transactions (Note 7)........................   (6,405,053)   31,522,952    (2,868,116)   (3,181,313)
                                                     ------------  ------------  ------------  ------------
Total increase (decrease) in net assets.............   (4,517,331)   (8,985,141)    6,740,666   (70,163,242)

NET ASSETS:
Beginning of period.................................  114,314,141   123,299,282   106,268,413   176,431,655
                                                     ------------  ------------  ------------  ------------
End of period++..................................... $109,796,810  $114,314,141  $113,009,079  $106,268,413
                                                     ============  ============  ============  ============
--------
++ Includes accumulated undistributed net
  investment income (loss).......................... $   (424,804) $    (26,460) $   (914,949) $    (21,936)
                                                     ============  ============  ============  ============

                                                          New Century Fund
                                                     --------------------------
                                                        For the
                                                      six months
                                                         ended     For the year
                                                       March 31,       ended
                                                         2003      September 30,
                                                      (unaudited)      2002
                                                     ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income gain (loss)................. $   (563,839) $ (1,593,066)
  Net realized gain (loss) on investments...........  (14,469,286)  (37,341,136)
  Net realized gain (loss) on futures and options
   contracts........................................      125,349        33,958
  Net realized gain (loss) on foreign currency and
   other assets and liabilities.....................           --            --
  Net change in unrealized appreciation
   (depreciation) on investments....................   13,191,779    19,516,469
  Net change in unrealized appreciation
   (depreciation) on futures and options
   contracts........................................      (37,628)       37,628
  Net change in unrealized appreciation
   (depreciation) on foreign currency and other
   assets and liabilities...........................           --            --
                                                     ------------  ------------
Net increase (decrease) in net assets resulting from
 operations.........................................   (1,753,625)  (19,346,147)
                                                     ------------  ------------

Dividends and distributions to shareholders:
  From net investment income (Class A)..............           --            --
  From net investment income (Class B)..............           --            --
  From net investment income (Class II)+............           --            --
  From net investment income (Class I)..............           --            --
  From net investment income (Class Z)+.............           --            --
  From net investment income (Class X)..............           --            --
                                                     ------------  ------------
Total dividends and distributions to shareholders...           --            --
                                                     ------------  ------------
Net increase in net assets resulting from capital
 share transactions (Note 7)........................   (8,147,669)  (22,851,713)
                                                     ------------  ------------
Total increase (decrease) in net assets.............   (9,901,294)  (42,197,860)

NET ASSETS:
Beginning of period.................................  105,019,652   147,217,512
                                                     ------------  ------------
End of period++..................................... $ 95,118,358  $105,019,652
                                                     ============  ============
--------
++ Includes accumulated undistributed net
  investment income (loss).......................... $   (613,738) $    (49,899)
                                                     ============  ============

+ Class II shares were redesignated as Class Z shares and Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)



                                                      Growth and Income Fund       Balanced Assets Fund
                                                    --------------------------  --------------------------
                                                    For the six                 For the six
                                                    months ended  For the year  months ended  For the year
                                                     March 31,        ended      March 31,        ended
                                                        2003      September 30,     2003      September 30,
                                                    (unaudited)       2002      (unaudited)       2002
                                                    ------------  ------------- ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income gain (loss)................ $   (215,332) $ (1,347,407) $  1,196,903  $  4,132,280
  Net realized gain (loss) on investments..........  (23,570,306)  (27,209,639)  (22,211,885)  (45,215,395)
  Net realized gain (loss) on futures and options
   contracts.......................................           --            --            --            --
  Net realized gain (loss) on foreign currency and
   other assets and liabilities....................           --            --            --            --
  Net change in unrealized appreciation
   (depreciation) on investments...................   25,247,281   (49,065,970)   15,670,571     6,725,223
  Net change in unrealized appreciation
   (depreciation) on futures and options
   contracts.......................................           --            --            --            --
  Net change in unrealized appreciation
   (depreciation) on foreign currency and other
   assets and liabilities..........................           --            --           454            61
                                                    ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations.................................    1,461,643   (77,623,016)   (5,343,957)  (34,357,831)
                                                    ------------  ------------  ------------  ------------

Dividends and distributions to shareholders:
  From net investment income (Class A).............           --            --    (1,093,092)   (3,174,586)
  From net investment income (Class B).............           --            --      (179,519)     (736,268)
  From net investment income (Class II)+...........           --            --       (91,414)     (339,322)
  From net investment income (Class I).............           --            --       (30,441)      (75,703)
  From net investment income (Class Z)+............           --            --            --            --
  From net investment income (Class X).............           --            --            --            --
                                                    ------------  ------------  ------------  ------------
Total dividends and distributions to shareholders..           --            --    (1,394,466)   (4,325,879)
                                                    ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
 from capital share transactions (Note 7)..........  (31,663,877)   97,748,034   (28,377,622)  (26,393,716)
                                                    ------------  ------------  ------------  ------------
Total increase (decrease) in net assets............  (30,202,234)   20,125,018   (35,116,045)  (65,077,426)

NET ASSETS:
Beginning of period................................  223,524,511   203,399,493   284,454,543   349,531,969
                                                    ------------  ------------  ------------  ------------
End of period++.................................... $193,322,277  $223,524,511  $249,338,498  $284,454,543
                                                    ============  ============  ============  ============
--------
++ Includes accumulated undistributed net
  investment income (loss)......................... $   (243,320) $    (27,988) $   (284,324) $    (86,761)
                                                    ============  ============  ============  ============

                                                         Focused Dividend
                                                        Strategy Portfolio
                                                    -------------------------
                                                    For the six
                                                    months ended For the year
                                                     March 31,       ended
                                                        2003     September 30,
                                                    (unaudited)      2002
                                                    ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income gain (loss)................ $   672,159   $   837,228
  Net realized gain (loss) on investments..........  (1,146,575)      852,543
  Net realized gain (loss) on futures and options
   contracts.......................................          --            --
  Net realized gain (loss) on foreign currency and
   other assets and liabilities....................          --            --
  Net change in unrealized appreciation
   (depreciation) on investments...................  (3,182,798)   (5,204,963)
  Net change in unrealized appreciation
   (depreciation) on futures and options
   contracts.......................................          --            --
  Net change in unrealized appreciation
   (depreciation) on foreign currency and other
   assets and liabilities..........................          --            --
                                                    -----------   -----------
  Net increase (decrease) in net assets resulting
   from operations.................................  (3,657,214)   (3,515,192)
                                                    -----------   -----------

Dividends and distributions to shareholders:
  From net investment income (Class A).............    (370,739)     (159,210)
  From net investment income (Class B).............    (464,768)     (279,654)
  From net investment income (Class II)+...........    (463,495)     (281,153)
  From net investment income (Class I).............          --            --
  From net investment income (Class Z)+............          --            --
  From net investment income (Class X).............          --            --
                                                    -----------   -----------
Total dividends and distributions to shareholders..  (1,299,002)     (720,017)
                                                    -----------   -----------
Net increase (decrease) in net assets resulting
 from capital share transactions (Note 7)..........  45,844,461     2,397,249
                                                    -----------   -----------
Total increase (decrease) in net assets............  40,888,245    (1,837,960)

NET ASSETS:
Beginning of period................................  49,611,296    51,449,256
                                                    -----------   -----------
End of period++.................................... $90,499,541   $49,611,296
                                                    ===========   ===========
--------
++ Includes accumulated undistributed net
  investment income (loss)......................... $   (48,692)  $   578,151
                                                    ===========   ===========

+ Class II shares were redesignated as Class Z shares and Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)


                                                                                          International Equity Fund
                                                                                 -------------------------------------------
                                                                                  For the six
                                                                                  months ended  For the eleven
                                                                                   March 31,     months ended  For the year
                                                                                      2003      September 30,  ended October
                                                                                  (unaudited)        2002        31, 2001
                                                                                 -------------  -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income gain (loss).............................................. $    (337,272) $    (373,850) $    (794,939)
 Net realized gain (loss) on investments........................................   (15,606,090)   (14,220,332)   (24,076,533)
 Net realized gain (loss) on futures and options contracts......................      (818,084)      (476,249)    (1,945,215)
 Net realized gain (loss) on foreign currency and other assets and liabilities..        10,494       (162,770)      (222,800)
 Net change in unrealized appreciation (depreciation) on investments............    17,824,954     (7,495,028)    (4,259,325)
 Net change in unrealized appreciation (depreciation) on futures and options
   contracts....................................................................       (44,830)      (152,574)            --
 Net change in unrealized appreciation (depreciation) on foreign currency and
   other assets and liabilities.................................................        10,843        (19,524)        28,406
                                                                                 -------------  -------------  -------------
 Net increase (decrease) in net assets resulting from operations................     1,040,015    (22,900,327)   (31,270,406)
                                                                                 -------------  -------------  -------------
Dividends and distributions to shareholders:
 From net investment income (Class A)...........................................            --             --     (2,717,876)
 From net investment income (Class B)...........................................            --             --     (3,778,769)
 From net investment income (Class II)+.........................................            --             --     (1,557,334)
 From net investment income (Class I)...........................................            --             --             --
 From net investment income (Class Z)+..........................................            --             --        (26,021)
 From net investment income (Class X)...........................................            --             --             --
                                                                                 -------------  -------------  -------------
Total dividends and distributions to shareholders...............................            --             --     (8,080,000)
                                                                                 -------------  -------------  -------------
Net increase (decrease) in net assets resulting from capital share
 transactions (Note 7)..........................................................    (6,613,551)    46,069,437    (15,232,332)
                                                                                 -------------  -------------  -------------
Total increase (decrease) in net assets.........................................    (5,573,536)    23,169,110    (54,582,738)

NET ASSETS:
Beginning of period.............................................................    87,273,044     64,103,934    118,686,672
                                                                                 -------------  -------------  -------------
End of period++................................................................. $  81,699,508  $  87,273,044  $  64,103,934
                                                                                 =============  =============  =============
--------
++ Includes accumulated undistributed net investment income (loss).............. $    (350,789) $     (13,517) $     (38,006)
                                                                                 =============  =============  =============

+ Class II shares were redesignated as Class Z shares and Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS

                                                                  BLUE CHIP GROWTH FUND
                                                                  ---------------------
                                     Net
                                 gain (loss)
                                 on invest-    Total    Dividends Distri-
             Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
              Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
   Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period
   Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------------ --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                         Class A
                                                                         -------
9/30/98.....  $20.22    $(0.04)    $  0.91    $  0.87     $ --    $(2.48) $(2.48)  $18.61      5.09%   $ 72,536
9/30/99.....   18.61     (0.05)       6.53       6.48       --     (1.47)  (1.47)   23.62     36.29     103,841
9/30/00.....   23.62     (0.14)       8.00       7.86       --     (2.46)  (2.46)   29.02     34.66     152,788
9/30/01.....   29.02     (0.03)     (11.13)    (11.16)      --     (3.51)  (3.51)   14.35    (42.23)     82,523
9/30/02.....   14.35     (0.07)      (3.13)     (3.20)      --        --      --    11.15    (22.30)     59,812
3/31/03(7)..   11.15     (0.03)       0.22       0.19       --        --      --    11.34      1.70      58,189
                                                                         Class B
                                                                         -------
9/30/98.....  $19.61    $(0.16)    $  0.87    $  0.71     $ --    $(2.48) $(2.48)  $17.84      4.36%   $ 36,106
9/30/99.....   17.84     (0.19)       6.25       6.06       --     (1.47)  (1.47)   22.43     35.45      49,015
9/30/00.....   22.43     (0.31)       7.58       7.27       --     (2.46)  (2.46)   27.24     33.80      67,586
9/30/01.....   27.24     (0.16)     (10.35)    (10.51)      --     (3.51)  (3.51)   13.22    (42.66)     34,649
9/30/02.....   13.22     (0.16)      (2.86)     (3.02)      --        --      --    10.20    (22.84)     31,203
3/31/03(7)..   10.20     (0.07)       0.20       0.13       --        --      --    10.33      1.27      28,074
                                                                        Class II
                                                                        --------
2/02/99-
 9/30/99(3).  $21.79    $(0.13)    $  0.77    $  0.64     $ --    $   --  $   --   $22.43      2.94%   $    785
9/30/00.....   22.43     (0.31)       7.53       7.22       --     (2.46)  (2.46)   27.19     33.57       8,939
9/30/01.....   27.19     (0.15)     (10.32)    (10.47)      --     (3.51)  (3.51)   13.21    (42.58)      6,127
9/30/02.....   13.21     (0.16)      (2.87)     (3.03)      --        --      --    10.18    (22.94)      7,687
3/31/03(7)..   10.18     (0.08)       0.20       0.12       --        --      --    10.30      1.18       6,723
                                                                         Class I
                                                                         -------
11/16/01-
 9/30/02(3)#  $16.30    $(0.04)    $ (5.10)   $ (5.14)    $ --    $   --  $   --   $11.16    (31.53)%  $ 15,612
3/31/03(7)..   11.16     (0.01)       0.22       0.21       --        --      --    11.37      1.88      16,811




                                 Ratio of net
                Ratio of          investment
                expenses            income
   Period      to average         to average       Portfolio
   Ended       net assets         net assets       turnover
------------ ----------        ------------        ---------


9/30/98.....    1.52%             (0.20)%              90%
9/30/99.....    1.49              (0.22)               71
9/30/00.....    1.43              (0.49)               75
9/30/01.....    1.45              (0.15)              136
9/30/02.....    1.47(6)           (0.47)(6)           107
3/31/03(7)..    1.55(4)           (0.43)(4)            42


9/30/98.....    2.17%             (0.86)%              90%
9/30/99.....    2.15              (0.89)               71
9/30/00.....    2.09              (1.16)               75
9/30/01.....    2.19              (0.89)              136
9/30/02.....    2.18(6)           (1.18)(6)           107
3/31/03(7)..    2.37(4)           (1.26)(4)            42


2/02/99-
 9/30/99(3).    2.17%(4)(5)       (0.95)%(4)(5)        71%
9/30/00.....    2.17(5)           (1.17)(5)            75
9/30/01.....    2.11(5)           (0.81)(5)           136
9/30/02.....    2.23(6)           (1.25)(6)           107
3/31/03(7)..    2.54(4)           (1.43)(4)            42


11/16/01-
 9/30/02(3)#    1.33%(4)(5)(6)    (0.32)%(4)(5)(6)    107%
3/31/03(7)..    1.33(4)(5)        (0.22)(4)(5)         42

--------
#    See Note 2
(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 9/30/02(6) 3/31/03(4)
                                         ---------- ------- ------- ---------- ----------
Blue Chip Growth Class II...............    8.74%    0.17%   0.03%      -- %       -- %
Blue Chip Growth Class I................      --       --      --      0.08(4)    0.38

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01%.
(7) Unaudited

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                GROWTH OPPORTUNITIES FUND
                                                                -------------------------
                                     Net
                                 gain (loss)
                                 on invest-    Total    Dividends Distri-
             Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
              Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
   Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period
   Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------------ --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                         Class A
                                                                         -------
9/30/98.....  $20.66    $(0.13)    $ (0.78)   $ (0.91)    $ --    $(3.53) $(3.53)  $16.22     (4.20)% $  38,437
9/30/99.....   16.22     (0.19)       8.26       8.07       --     (1.17)  (1.17)   23.12     52.42      57,880
9/30/00.....   23.12     (0.17)      21.77      21.60       --     (3.93)  (3.93)   40.79    102.04     206,531
9/30/01.....   40.79     (0.14)     (22.33)    (22.47)      --     (2.90)  (2.90)   15.42    (58.23)     89,935
9/30/02.....   15.42     (0.17)      (5.26)     (5.43)      --        --      --     9.99    (35.21)     50,018
3/31/03(7)..    9.99     (0.07)       1.05       0.98       --        --      --    10.97      9.81      53,311
                                                                         Class B
                                                                         -------
9/30/98.....  $20.06    $(0.25)    $ (0.76)   $ (1.01)    $ --    $(3.53) $(3.53)  $15.52     (4.93)% $  10,027
9/30/99.....   15.52     (0.32)       7.85       7.53       --     (1.17)  (1.17)   21.88     51.24      16,529
9/30/00.....   21.88     (0.37)      20.42      20.05       --     (3.93)  (3.93)   38.00    100.58     108,083
9/30/01.....   38.00     (0.28)     (20.66)    (20.94)      --     (2.90)  (2.90)   14.16    (58.50)     54,902
9/30/02.....   14.16     (0.26)      (4.79)     (5.05)      --        --      --     9.11    (35.66)     33,221
3/31/03(7)..    9.11     (0.10)       0.95       0.85       --        --      --     9.96      9.33      33,720
                                                                        Class II
                                                                        --------
2/02/99-
 9/30/99(3).  $19.86    $(0.21)    $  2.23    $  2.02     $ --    $   --  $   --   $21.88     10.17%  $   1,089
9/30/00.....   21.88     (0.33)      20.35      20.02       --     (3.93)  (3.93)   37.97    100.44      65,322
9/30/01.....   37.97     (0.28)     (20.64)    (20.92)      --     (2.90)  (2.90)   14.15    (58.50)     31,594
9/30/02.....   14.15     (0.26)      (4.79)     (5.05)      --        --      --     9.10    (35.69)     17,484
3/31/03(7)..    9.10     (0.10)       0.95       0.85       --        --      --     9.95      9.34      16,821
                                                                         Class I
                                                                         -------
11/16/01-
 9/30/02(3)#  $18.09    $(0.14)    $ (7.95)   $ (8.09)    $ --    $   --  $   --   $10.00    (44.72)% $   3,054
3/31/03(7)..   10.00     (0.05)       1.04       0.99       --        --      --    10.99      9.90       3,388
                                                                         Class X
                                                                         -------
3/19/02-
 9/30//02(3)  $18.19    $(0.08)    $ (8.10)   $ (8.18)    $ --    $   --  $   --   $10.01    (44.97)% $   2,492
3/31/03(7)..   10.01     (0.04)       1.05       1.01       --        --      --    11.02     10.09       5,769




                                 Ratio of net
                Ratio of          investment
                expenses            income
   Period      to average         to average       Portfolio
   Ended       net assets         net assets       turnover
------------ ----------        ------------        ---------


9/30/98.....    1.62%             (0.75)%             377%
9/30/99.....    1.57              (0.93)              220
9/30/00.....    1.43              (0.49)              139
9/30/01.....    1.49              (0.57)              207
9/30/02.....    1.49(6)           (1.11)(6)           344
3/31/03(7)..    1.71(4)           (1.26)(4)            98


9/30/98.....    2.33%             (1.45)%             377%
9/30/99.....    2.32              (1.67)              220
9/30/00.....    2.10              (1.11)              139
9/30/01.....    2.17              (1.25)              207
9/30/02.....    2.18(6)           (1.80)(6)           344
3/31/03(7)..    2.47(4)           (2.01)(4)            98


2/02/99-
 9/30/99(3).    2.35%(4)(5)       (1.74)%(4)(5)       220%
9/30/00.....    2.09(5)           (0.99)(5)           139
9/30/01.....    2.16              (1.24)              207
9/30/02.....    2.21(6)           (1.82)(6)           344
3/31/03(7)..    2.43(4)           (1.97)(4)            98


11/16/01-
 9/30/02(3)#    1.33%(4)(5)(6)    (0.95)%(4)(5)(6)    344%
3/31/03(7)..    1.33(4)(5)        (0.88)(4)(5)         98


3/19/02-
 9/30//02(3)    1.20%(4)(5)(6)    (0.83)%(4)(5)(6)    344%
3/31/03(7)..    1.20(4)(5)        (0.74)(4)(5)         98

--------
#  See Note 2
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 9/30/02(6) 3/31/03(4)
                                         ---------- ------- ------- ---------- ----------
Growth Opportunities Class II...........    9.94%    0.01%    -- %      -- %       -- %
Growth Opportunities Class I............      --       --      --      0.18(4)    0.75
Growth Opportunities Class X............      --       --      --      0.38(4)    0.11

(6)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.
(7)Unaudited

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                  NEW CENTURY FUND
                                                                  ----------------
                                    Net
                                gain (loss)
                                on invest-    Total    Dividends Distri-
            Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets  Ratio of
             Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of    expenses
  Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period   to average
  Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets
----------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- ----------
                                                                      Class A
                                                                      -------
9/30/98....  $28.27    $(0.18)    $ (6.59)   $ (6.77)    $ --    $(2.40) $(2.40)  $19.10    (25.00)%  $105,243     1.50%
9/30/99....   19.10     (0.21)       9.89       9.68       --     (1.40)  (1.40)   27.38     53.00     148,376     1.48
9/30/00....   27.38     (0.31)      19.04      18.73       --     (4.97)  (4.97)   41.14     72.74     253,359     1.42
9/30/01....   41.14     (0.05)     (19.00)    (19.05)      --     (8.88)  (8.88)   13.21    (54.88)    101,691     1.46
9/30/02....   13.21     (0.13)      (1.86)     (1.99)      --        --      --    11.22    (15.06)     74,710     1.50
3/31/03(6).   11.22     (0.05)      (0.13)     (0.18)      --        --      --    11.04     (1.60)     71,468     1.57(4)
                                                                      Class B
                                                                      -------
9/30/98....  $27.43    $(0.33)    $ (6.36)   $ (6.69)    $ --    $(2.40) $(2.40)  $18.34    (25.52)%  $ 61,398     2.14%
9/30/99....   18.34     (0.35)       9.48       9.13       --     (1.40)  (1.40)   26.07     52.15      77,331     2.12
9/30/00....   26.07     (0.53)      18.04      17.51       --     (4.97)  (4.97)   38.61     71.59     122,004     2.07
9/30/01....   38.61     (0.17)     (17.57)    (17.74)      --     (8.88)  (8.88)   11.99    (55.15)     39,577     2.11
9/30/02....   11.99     (0.20)      (1.68)     (1.88)      --        --      --    10.11    (15.68)     23,271     2.18
3/31/03(6).   10.11     (0.09)      (0.10)     (0.19)      --        --      --     9.92     (1.88)     18,057     2.24(4)
                                                                      Class II
                                                                      --------
2/02/98-
 9/30/98(3)  $21.11    $(0.19)    $ (2.58)   $ (2.77)    $ --    $   --  $   --   $18.34    (13.12)%  $    168     2.15%(4)(5)
9/30/99....   18.34     (0.40)       9.51       9.11       --     (1.40)  (1.40)   26.05     52.04       2,599     2.15(5)
9/30/00....   26.05     (0.54)      18.01      17.47       --     (4.97)  (4.97)   38.55     71.48      10,848     2.14(5)
9/30/01....   38.55     (0.17)     (17.54)    (17.71)      --     (8.88)  (8.88)   11.96    (55.16)      4,508     2.13(5)
9/30/02....   11.96     (0.20)      (1.67)     (1.87)      --        --      --    10.09    (15.64)      2,447     2.14(5)
3/31/03(6).   10.09     (0.08)      (0.11)     (0.19)      --        --      --     9.90     (1.88)      1,939     2.14(4)(5)
                                                                      Class I
                                                                      -------
11/21/01-
 9/30/02(3)  $14.67    $(0.10)    $ (3.32)   $ (3.42)    $ --    $   --  $   --   $11.25    (23.31)%  $  3,378     1.32%(4)(5)
3/31/03(6).   11.25     (0.04)      (0.13)     (0.17)      --        --      --    11.08     (1.51)      3,629     1.32(4)(5)
                                                                      Class Z
                                                                      -------
9/30/98....  $28.45    $(0.07)    $ (6.65)   $ (6.72)    $ --    $(2.40) $(2.40)  $19.33    (24.64)%  $    565     1.01%(5)
9/30/99....   19.33     (0.07)      10.04       9.97       --     (1.40)  (1.40)   27.90     53.91       1,050     0.93(5)
9/30/00....   27.90     (0.09)      19.42      19.33       --     (4.97)  (4.97)   42.26     73.63       3,360     0.91(5)
9/30/01....   42.26      0.07      (19.65)    (19.58)      --     (8.88)  (8.88)   13.80    (54.62)      1,442     0.92(5)
9/30/02....   13.80     (0.05)      (1.96)     (2.01)      --        --      --    11.79    (14.57)      1,214     0.91(5)
3/31/03(6).   11.79     (0.02)      (0.14)     (0.16)      --        --      --    11.63     (1.36)         26     0.91(4)(5)




            Ratio of net
             investment
               income
  Period     to average      Portfolio
  Ended      net assets      turnover
----------- ------------     ---------


9/30/98....    (0.79)%          292%
9/30/99....    (0.82)           177
9/30/00....    (0.80)           227
9/30/01....    (0.23)           282
9/30/02....    (0.92)           199
3/31/03(6).    (0.97)(4)         66


9/30/98....    (1.44)%          292%
9/30/99....    (1.46)           177
9/30/00....    (1.46)           227
9/30/01....    (0.88)           282
9/30/02....    (1.60)           199
3/31/03(6).    (1.63)(4)         66


2/02/98-
 9/30/98(3)    (1.35)%(4)(5)    292%
9/30/99....    (1.60)(5)        177
9/30/00....    (1.47)(5)        227
9/30/01....    (0.90)(5)        282
9/30/02....    (1.56)(5)        199
3/31/03(6).    (1.53)(4)(5)      66


11/21/01-
 9/30/02(3)    (0.81)%(4)(5)    199%
3/31/03(6).    (0.72)(4)(5)      66


9/30/98....    (0.30)%(5)       292%
9/30/99....    (0.28)(5)        177
9/30/00....    (0.24)(5)        227
9/30/01....     0.30(5)         282
9/30/02....    (0.34)(5)        199
3/31/03(6).    (0.26)(4)(5)      66

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares (See Note 2)
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                9/30/98   9/30/99 9/30/00 9/30/01 9/30/02  3/31/03(4)
                               -------    ------- ------- ------- -------  ----------
New Century Class II..........  13.58%(4)  2.48%   0.05%   0.06%   0.27%      0.77%
New Century Class I...........     --        --      --      --    0.32(4)    0.63
New Century Class Z...........   1.85      4.95    0.87    0.30    1.93       2.88

(6) Unaudited

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                     Net
                                 gain (loss)
                                 on invest-    Total    Dividends Distri-
             Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
              Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
   Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period
   Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------------ --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                         Class A
                                                                         -------
9/30/98.....  $13.45    $ 0.02     $ 0.68      $ 0.70     $ --    $(1.35) $(1.35)  $12.80      5.53%  $   57,129
9/30/99.....   12.80     (0.02)      3.92        3.90       --     (0.47)  (0.47)   16.23     30.99       86,524
9/30/00.....   16.23     (0.08)      4.51        4.43       --     (0.66)  (0.66)   20.00     27.64      127,168
9/30/01.....   20.00     (0.03)     (7.43)      (7.46)      --     (1.43)  (1.43)   11.11    (39.45)      75,795
9/30/02.....   11.11        --      (2.24)      (2.24)      --        --      --     8.87    (20.16)      71,482
3/31/03(7)..    8.87      0.01       0.04        0.05       --        --      --     8.92      0.56       63,729
                                                                         Class B
                                                                         -------
9/30/98.....  $13.36    $(0.07)    $ 0.68      $ 0.61     $ --    $(1.35) $(1.35)  $12.62      4.84%  $   79,004
9/30/99.....   12.62     (0.12)      3.87        3.75       --     (0.47)  (0.47)   15.90     30.23      121,709
9/30/00.....   15.90     (0.20)      4.40        4.20       --     (0.66)  (0.66)   19.44     26.74      176,395
9/30/01.....   19.44     (0.12)     (7.19)      (7.31)      --     (1.43)  (1.43)   10.70    (39.85)      99,012
9/30/02.....   10.70     (0.07)     (2.14)      (2.21)      --        --      --     8.49    (20.65)      81,686
3/31/03(7)..    8.49     (0.02)      0.04        0.02       --        --      --     8.51      0.24       69,417
                                                                        Class II
                                                                        --------
2/02/98-
 9/30/98(3).  $12.78    $(0.04)    $(0.13)     $(0.17)    $ --    $   --  $   --   $12.61     (1.33)% $      963
9/30/99.....   12.61     (0.12)      3.87        3.75       --     (0.47)  (0.47)   15.89     30.25       11,135
9/30/00.....   15.89     (0.20)      4.39        4.19       --     (0.66)  (0.66)   19.42     26.78       39,986
9/30/01.....   19.42     (0.13)     (7.18)      (7.31)      --     (1.43)  (1.43)   10.68    (39.89)      28,283
9/30/02.....   10.68     (0.07)     (2.13)      (2.20)      --        --      --     8.48    (20.60)      60,174
3/31/03(7)..    8.48     (0.02)      0.03        0.01       --        --      --     8.49      0.12       49,361
                                                                         Class I
                                                                         -------
11/16/01-
 9/30/02(3)#  $12.29    $ 0.02     $(3.43)     $(3.41)    $ --    $   --  $   --   $ 8.88    (27.75)% $    9,877
3/31/03(7)..    8.88      0.02       0.02        0.04       --        --      --     8.92      0.45       10,791
                                                                         Class Z
                                                                         -------
4/15/98-
 9/30/98(3).  $14.35    $ 0.04     $(1.55)     $(1.51)    $ --    $   --  $   --   $12.84    (10.52)% $       93
9/30/99.....   12.84      0.07       3.93        4.00       --     (0.47)  (0.47)   16.37     31.69          218
9/30/00.....   16.37      0.01       4.55        4.56       --     (0.66)  (0.66)   20.27     28.29          607
9/30/01.....   20.27      0.05      (7.55)      (7.50)      --     (1.43)  (1.43)   11.34    (39.10)         309
9/30/02.....   11.34      0.07      (2.29)      (2.22)      --        --      --     9.12    (19.58)         306
3/31/03(7)..    9.12      0.04       0.02        0.06       --        --      --     9.18      0.66           24




                                Ratio of net
                Ratio of         investment
                expenses           income
   Period      to average        to average       Portfolio
   Ended       net assets        net assets       turnover
------------ ----------        ------------       ---------


9/30/98.....    1.50%              0.12%             150%
9/30/99.....    1.48              (0.13)              63
9/30/00.....    1.44              (0.43)              61
9/30/01.....    1.45              (0.21)             126
9/30/02.....    1.50(6)           (0.01)(6)          118
3/31/03(7)..    1.49(4)            0.20(4)            36


9/30/98.....    2.13%             (0.52)%            150%
9/30/99.....    2.11              (0.76)              63
9/30/00.....    2.07              (1.07)              61
9/30/01.....    2.09              (0.85)             126
9/30/02.....    2.13(6)           (0.66)(6)          118
3/31/03(7)..    2.14(4)           (0.46)(4)           36


2/02/98-
 9/30/98(3).    2.15%(4)(5)       (0.57)%(4)(5)      150%
9/30/99.....    2.15(5)           (0.80)(5)           63
9/30/00.....    2.10(5)           (1.10)(5)           61
9/30/01.....    2.13              (0.88)             126
9/30/02.....    2.17(6)           (0.68)(6)          118
3/31/03(7)..    2.14(4)           (0.45)(4)           36


11/16/01-
 9/30/02(3)#    1.32%(4)(5)(6)     0.21%(4)(5)(6)    118%
3/31/03(7)..    1.32(4)(5)         0.37(4)(5)         36


4/15/98-
 9/30/98(3).    0.93%(4)(5)        0.57%(4)(5)       150%
9/30/99.....    0.93(5)            0.43(5)            63
9/30/00.....    0.93(5)            0.07(5)            61
9/30/01.....    0.90(5)            0.34(5)           126
9/30/02.....    0.93(5)(6)         0.59(5)(6)        118
3/31/03(7)..    0.93(4)(5)         0.76(4)(5)         36

--------
#  See Note 2
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/98(4) 9/30/99 9/30/00 9/30/01 9/30/02(6) 3/31/03(4)
                                         ---------- ------- ------- ------- ---------- ----------
Growth and Income Class II..............    6.99%     0.44%  0.01%    -- %      -- %       -- %
Growth and Income Class I...............      --        --     --      --      0.12(4)    0.45
Growth and Income Class Z...............   28.17     21.57   9.23    2.44      8.23      10.47

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.02%.
(7) Unaudited

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                     BALANCED ASSETS FUND
                                                                     --------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
                 Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
    Period      beginning   ment        and        ment      ment    capital distri-  end of     Total     period
    Ended       of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
--------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                            Class A
                                                                            -------
9/30/98........  $18.49     $0.29     $ 1.29      $ 1.58    $(0.30)  $(1.74) $(2.04)  $18.03      9.32%   $189,668
9/30/99........   18.03      0.25       3.57        3.82     (0.26)   (1.47)  (1.73)   20.12     22.11     256,467
9/30/00........   20.12      0.21       2.83        3.04     (0.22)   (1.98)  (2.20)   20.96     15.69     319,598
9/30/01........   20.96      0.22      (5.73)      (5.51)    (0.21)   (2.00)  (2.21)   13.24    (28.35)    229,609
9/30/02(7).....   13.24      0.19      (1.45)      (1.26)    (0.19)      --   (0.19)   11.79     (9.65)    183,652
3/31/03(8).....   11.79      0.06      (0.30)      (0.24)    (0.07)      --   (0.07)   11.48     (2.02)    169,199
                                                                            Class B
                                                                            -------
9/30/98........  $18.48     $0.18     $ 1.28      $ 1.46    $(0.19)  $(1.74) $(1.93)  $18.01      8.62%   $165,926
9/30/99........   18.01      0.13       3.57        3.70     (0.15)   (1.47)  (1.62)   20.09     21.38     177,577
9/30/00........   20.09      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.92     14.98     174,936
9/30/01........   20.92      0.11      (5.70)      (5.59)    (0.13)   (2.00)  (2.13)   13.20    (28.80)     95,473
9/30/02(7).....   13.20      0.10      (1.45)      (1.35)    (0.11)      --   (0.11)   11.74    (10.29)     64,452
3/31/03(8).....   11.74      0.02      (0.28)      (0.26)    (0.04)      --   (0.04)   11.44     (2.25)     49,560
                                                                           Class II
                                                                           --------
2/02/99-
  9/30/99(3)...  $20.00     $0.08     $ 0.11      $ 0.19    $(0.08)  $   --  $(0.08)  $20.11      0.95%   $  8,851
9/30/00........   20.11      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.94     14.95      29,506
9/30/01........   20.94      0.12      (5.72)      (5.60)    (0.13)   (2.00)  (2.13)   13.21    (28.83)     24,450
9/30/02(7).....   13.21      0.09      (1.43)      (1.34)    (0.11)      --   (0.11)   11.76    (10.21)     31,894
3/31/03(8).....   11.76      0.03      (0.30)      (0.27)    (0.04)      --   (0.04)   11.45     (2.33)     26,424
                                                                            Class I
                                                                            -------
11/16/01-
 9/30/02(3)(7)#  $14.29     $0.19     $(2.48)     $(2.29)   $(0.21)  $   --  $(0.21)  $11.79    (16.18)   $  4,457
3/31/03(8).....   11.79      0.07      (0.29)      (0.22)    (0.08)      --   (0.08)   11.49     (1.86)      4,155




                                   Ratio of net
                   Ratio of         investment
                   expenses           income
    Period        to average        to average       Portfolio
    Ended         net assets        net assets       turnover
--------------- ----------        ------------       ---------


9/30/98........    1.46%              1.59%              80%
9/30/99........    1.45               1.26              123
9/30/00........    1.44               1.01              259
9/30/01........    1.44               1.32              362
9/30/02(7).....    1.47(6)            1.39(6)           485
3/31/03(8).....    1.48(4)            1.07(4)           294


9/30/98........    2.08%              0.97%              80%
9/30/99........    2.06               0.64              123
9/30/00........    2.06               0.40              259
9/30/01........    2.08               0.68              362
9/30/02(7).....    2.12(6)            0.73(6)           485
3/31/03(8).....    2.14(4)            0.41(4)           294


2/02/99-
  9/30/99(3)...    2.05%(4)(5)        0.71%(4)(5)       123%
9/30/00........    2.05(5)            0.38(5)           259
9/30/01........    2.05(5)            0.71(5)           362
9/30/02(7).....    2.13(6)            0.72(6)           485
3/31/03(8).....    2.12(4)            0.42(4)           294


11/16/01-
 9/30/02(3)(7)#    1.33%(4)(5)(6)     1.52%(4)(5)(6)    485%
3/31/03(8).....    1.33(4)(5)         1.21(4)(5)        294

--------
#  See Note 2
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 9/30/02(6) 3/31/03(4)
                                         ---------- ------- ------- ---------- ----------
Balanced Assets Class II................    1.41%    0.07%   0.06%      -- %       -- %
Balanced Assets Class I.................      --       --      --      0.19(4)    0.19

(6)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.
(7)As disclosed in the Notes to the Financial Statements, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began accreting discount and amortizing premium on debt securities. The per share affect of this change for the period ended September 30, 2002 on investment income and realized and unrealized gain and losses was approximately $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.05% for all classes of shares. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in accounting policy.
(8)Unaudited

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                               FOCUSED DIVIDEND STRATEGY PORTFOLIO
                                                               -----------------------------------
                                            Net
                                        gain (loss)
                                        on invest-    Total    Dividends Distri-                               Net
                    Net Asset    Net    ments (both    from    from net  butions         Net Asset           Assets
                     Value,    invest-   realized    invest-    invest-   from    Total   Value,             end of
      Period        beginning   ment        and        ment      ment    capital distri-  end of     Total   period
      Ended         of period income(1) unrealized) operations  income    gains  butions  period   Return(2) (000's)
------------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- -------
                                                                             Class A
                                                                             -------
6/08/98- 9/30/98(3)  $12.50     $0.07     $(1.51)     $(1.44)   $   --   $   --  $   --   $11.06    (11.52)% $16,672
9/30/99............   11.06      0.21       0.73        0.94     (0.13)      --   (0.13)   11.87      8.47    26,403
9/30/00............   11.87      0.23      (1.85)      (1.62)    (0.23)   (0.35)  (0.58)    9.67    (14.09)    8,732
9/30/01............    9.67      0.23       0.73        0.96     (0.22)      --   (0.22)   10.41     10.04     7,983
9/30/02............   10.41      0.22      (0.72)      (0.50)    (0.20)      --   (0.20)    9.71     (5.07)    9,372
3/31/03(6).........    9.71      0.11      (0.18)      (0.07)    (0.26)      --   (0.26)    9.38     (0.97)   22,834
                                                                             Class B
                                                                             -------
6/08/98- 9/30/98(3)  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03    (11.76)% $19,734
9/30/99............   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)   11.81      7.82    55,526
9/30/00............   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62    (14.62)   21,221
9/30/01............    9.62      0.16       0.73        0.89     (0.16)      --   (0.16)   10.35      9.30    21,674
9/30/02............   10.35      0.15      (0.74)      (0.59)    (0.13)      --   (0.13)    9.63     (5.86)   20,670
3/31/03(6).........    9.63      0.09      (0.18)      (0.09)    (0.18)      --   (0.18)    9.36     (1.15)   31,370
                                                                            Class II
                                                                            --------
6/08/98-
 9/30/98(3)........  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03    (11.76)% $20,108
9/30/99............   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)   11.81      7.82    94,065
9/30/00............   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62    (14.62)   24,110
9/30/01............    9.62      0.15       0.74        0.89     (0.16)      --   (0.16)   10.35      9.30    21,793
9/30/02............   10.35      0.15      (0.74)      (0.59)    (0.13)      --   (0.13)    9.63     (5.86)   19,568
3/31/03(6).........    9.63      0.09      (0.18)      (0.09)    (0.18)      --   (0.18)    9.36     (1.15)   36,296




                                   Ratio of net
                      Ratio of      investment
                      expenses        income
      Period         to average     to average     Portfolio
      Ended          net assets     net assets     turnover
------------------- ----------     ------------    ---------


6/08/98- 9/30/98(3)    0.95%(4)(5)     1.78%(4)(5)    -- %
9/30/99............    0.95(5)         1.69(5)         35
9/30/00............    0.95(5)         2.20(5)         57
9/30/01............    0.95(5)         2.10(5)         59
9/30/02............    0.95(5)         1.96(5)         37
3/31/03(6).........    0.95(4)(5)      2.47(4)(5)      30


6/08/98- 9/30/98(3)    1.60%(4)(5)     1.39%(4)(5)    -- %
9/30/99............    1.60(5)         1.08(5)         35
9/30/00............    1.60(5)         1.56(5)         57
9/30/01............    1.60(5)         1.45(5)         59
9/30/02............    1.60(5)         1.31(5)         37
3/31/03(6).........    1.60(4)(5)      1.82(4)(5)      30


6/08/98-
 9/30/98(3)........    1.60%(4)(5)     1.45%(4)(5)    -- %
9/30/99............    1.60(5)         1.11(5)         35
9/30/00............    1.60(5)         1.50(5)         57
9/30/01............    1.60(5)         1.45(5)         59
9/30/02............    1.60(5)         1.30(5)         37
3/31/03(6).........    1.60(4)(5)      1.82(4)(5)      30

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                    9/30/98(4) 9/30/99 9/30/00 9/30/01 9/30/02 3/31/03(4)
                                    ---------- ------- ------- ------- ------- ----------
Focused Dividend Strategy Class A..    0.43%    0.23%   0.34%   0.36%   0.29%     0.22%
Focused Dividend Strategy Class B..    0.58     0.22    0.30    0.25    0.24      0.20
Focused Dividend Strategy Class II.    0.50     0.19    0.27    0.27    0.23      0.19

(6)Unaudited
See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                    INTERNATIONAL EQUITY FUND
                                                                    -------------------------
                                        Net
                                    gain (loss)
                              Net   on invest-    Total    Dividends Distri-                               Net
                  Net Asset invest- ments (both    from    from net  butions         Net Asset           Assets
                   Value,    ment    realized    invest-    invest-   from    Total   Value,             end of
     Period       beginning income      and        ment      ment    capital distri-  end of     Total   period
     Ended        of period Loss(1) unrealized) operations  income    gains  butions  period   Return(2) (000's)
----------------- --------- ------- ----------- ---------- --------- ------- ------- --------- --------- -------
                                                                             Class A
                                                                             -------
11/19/96-
 10/31/97........  $12.50   $ 0.01    $(0.05)     $(0.04)    $ --    $   --  $   --   $12.46     (0.32)% $24.365
10/31/98.........   12.46    (0.01)    (0.01)      (0.02)      --     (0.22)  (0.22)   12.22     (0.09)   28,418
10/31/99.........   12.22    (0.03)     2.12        2.09       --     (0.05)  (0.05)   14.26     17.15    29,324
10/31/00.........   14.26    (0.11)     0.29        0.18       --        --      --    14.44      1.26    49,085
10/31/01.........   14.44    (0.05)    (4.40)      (4.45)      --     (1.11)  (1.11)    8.88    (33.17)   24,408
9/30/02(6)(9)....    8.88       --     (1.88)      (1.88)      --        --      --     7.00    (21.17)   30,896
3/31/03(10)......    7.00    (0.02)     0.01       (0.01)      --        --      --     6.99     (0.14)   30,095
                                                                             Class B
                                                                             -------
11/19/96-
 10/31/97........  $12.50   $(0.09)   $(0.03)     $(0.12)    $ --    $   --  $   --   $12.38     (0.96)% $42,656
10/31/98.........   12.38    (0.09)       --       (0.09)      --     (0.22)  (0.22)   12.07     (0.67)   47,817
10/31/99.........   12.07    (0.12)     2.08        1.96       --     (0.05)  (0.05)   13.98     16.29    47,342
10/31/00.........   13.98    (0.22)     0.31        0.09       --        --      --    14.07      0.64    48,901
10/31/01.........   14.07    (0.13)    (4.26)      (4.39)      --     (1.11)  (1.11)    8.57    (33.64)   26,747
9/30/02(6)(9)....    8.57    (0.06)    (1.78)      (1.84)      --       `--      --     6.73    (21.47)   25,509
3/31/03(10)......    6.73    (0.04)       --       (0.04)      --        --      --     6.69     (0.59)   21,811
                                                                            Class II
                                                                            --------
3/06/97-
 10/31/97(7).....  $12.60   $(0.07)   $(0.15)     $(0.22)    $ --    $   --  $   --   $12.38     (1.75)% $ 4,459
10/31/98.........   12.38    (0.09)       --       (0.09)      --     (0.22)  (0.22)   12.07     (0.67)    7,982
10/31/99.........   12.07    (0.13)     2.10        1.97       --     (0.05)  (0.05)   13.99     16.37    11,709
10/31/00.........   13.99    (0.21)     0.30        0.09       --        --      --    14.08      0.64    20,367
10/31/01.........   14.08    (0.12)    (4.28)      (4.40)      --     (1.11)  (1.11)    8.57    (33.69)   12,949
9/30/02(6)(9)....    8.57    (0.06)    (1.79)      (1.85)      --        --      --     6.72    (21.59)   15,067
3/31/03(10)......    6.72    (0.04)       --       (0.04)      --        --      --     6.68     (0.60)   13,112
                                                                             Class I
                                                                             -------
11/16/01-
 9/30/02(6)(7)(9)  $ 9.09   $ 0.01    $(2.08)     $(2.07)    $ --    $   --  $   --   $ 7.02    (22.77)% $15,802
3/31/03(10)......    7.02    (0.01)       --       (0.01)      --        --      --     7.01     (0.14)   16,681




                                          Ratio of net
                      Ratio of             investment
                      expenses               income
     Period          to average            to average        Portfolio
     Ended           net assets            net assets        turnover
----------------- ----------           ------------          ---------


11/19/96-
 10/31/97........    2.10%(3)(4)           0.07%(3)(4)           70%
10/31/98.........    2.03(4)              (0.11)(4)             114
10/31/99.........    2.03(4)              (0.23)(4)             102
10/31/00.........    2.03(4)(5)           (0.72)(4)(5)           89
10/31/01.........    2.03(4)              (0.42)(4)             272
9/30/02(6)(9)....    1.93(3)(4)(5)(8)     (0.06)(3)(4)(5)(8)    230
3/31/03(10)......    1.90(3)(4)           (0.48)(3)(4)           98


11/19/96-
 10/31/97........    2.72%(3)(4)          (0.69)%(3)(4)          70%
10/31/98.........    2.68(4)              (0.74)(4)             114
10/31/99.........    2.68(4)              (0.92)(4)             102
10/31/00.........    2.68(4)(5)           (1.37)(4)(5)           89
10/31/01.........    2.68(4)              (1.14)(4)             272
9/30/02(6)(9)....    2.56(3)(4)(5)(8)     (0.72)(3)(4)(5)(8)    230
3/31/03(10)......    2.55(3)(4)           (1.17)(3)(4)           98


3/06/97-
 10/31/97(7).....    2.70%(3)(4)          (0.75)%(3)(4)          70%
10/31/98.........    2.68(4)              (0.71)(4)             114
10/31/99.........    2.68(4)              (0.95)(4)             102
10/31/00.........    2.68(4)(5)           (1.30)(4)(5)           89
10/31/01.........    2.68(4)              (1.13)(4)             272
9/30/02(6)(9)....    2.55(3)(4)(5)(8)     (0.72)(3)(4)(5)(8)    230
3/31/03(10)......    2.55(3)(4)           (1.17)(3)(4)           98


11/16/01-
 9/30/02(6)(7)(9)    1.80%(3)(4)(5)(8)     0.16%(3)(4)(5)(8)    230%
3/31/03(10)......    1.80(3)(4)           (0.35)(3)(4)           98

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                         10/31/97(3) 10/31/98 10/31/99 10/31/00 10/31/01 9/30/02(8) 3/31/03(3)
                                         ----------- -------- -------- -------- -------- ---------- ----------
International Equity Class A............    0.37%      0.45%    0.25%    0.04%    0.03%     0.08%      0.26%
International Equity Class B............    0.45       0.48     0.24     0.04     0.06      0.14       0.14
International Equity Class II...........    0.87       0.55     0.33     0.10     0.14      0.13       0.37
International Equity Class I............      --         --       --       --       --      0.11       0.33

(5) The ratio reflects an expense cap which is net of custody credits of (0.01)% or waiver/reimbursements if applicable
(6) See Note 2
(7) Commencement of sale of respective class of shares
(8) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.
(9) The Fund changed its fiscal year end from October 31 to September 30.
(10)Unaudited

See Notes to Financial Statements

        SunAmerica Blue Chip Growth Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)

                                                             Value
                   Security Description           Shares    (Note 3)
          ------------------------------------------------------------
          COMMON STOCK -- 95.5%
          Aerospace & Military Technology -- 1.8%
            Northrop Grumman Corp................   6,000 $    514,800
            United Technologies Corp.............  25,000    1,444,500
                                                          ------------
                                                             1,959,300
                                                          ------------
          Apparel & Textiles -- 0.5%
            Nike, Inc., Class B..................  10,000      514,200
                                                          ------------
          Automotive -- 1.4%
            General Motors Corp..................  15,000      504,300
            Harley Davidson, Inc.................  25,000      992,750
                                                          ------------
                                                             1,497,050
                                                          ------------
          Banks -- 2.7%
            Bank of America Corp.................  38,950    2,603,418
            FleetBoston Financial Corp...........  17,400      415,512
                                                          ------------
                                                             3,018,930
                                                          ------------
          Broadcasting & Media -- 5.6%
            AOL Time Warner, Inc.+............... 120,000    1,303,200
            Clear Channel Communications, Inc.+..  30,000    1,017,600
            Comcast Corp., Class A+..............  25,000      714,750
            Comcast Corp., Class A, Special......  30,700      843,943
            Gannett Co., Inc.....................  10,000      704,300
            Viacom, Inc., Class B+...............  42,900    1,566,708
                                                          ------------
                                                             6,150,501
                                                          ------------
          Chemicals -- 0.7%
            E.I. du Pont de Nemours & Co.........  20,000      777,200
            Monsanto Co..........................       0            0
                                                          ------------
                                                               777,200
                                                          ------------
          Computer Software -- 7.4%
            Adobe Systems, Inc...................  25,000      770,750
            Intuit, Inc.+........................  20,000      744,000
            Microsoft Corp....................... 210,000    5,084,100
            Oracle Corp.+........................ 110,000    1,193,390
            SAP AG...............................  20,000      379,200
                                                          ------------
                                                             8,171,440
                                                          ------------
          Computers & Business Equipment -- 5.1%
            Dell Computer Corp.+.................  40,000    1,092,400
            Hewlett-Packard Co...................  50,000      777,500
            Intel Corp........................... 100,204    1,631,321
            International Business Machines
             Corp................................  27,000    2,117,610
                                                          ------------
                                                             5,618,831
                                                          ------------
          Conglomerate -- 3.9%
            3M Co................................  12,000    1,560,360
            General Electric Co..................  90,000    2,295,000

                                                           Value
                   Security Description         Shares    (Note 3)
            -------------------------------------------------------

            Conglomerate (continued)
              Tyco International, Ltd..........  30,000 $    385,800
                                                        ------------
                                                           4,241,160
                                                        ------------
            Electronics -- 6.0%
              Analog Devices, Inc.+............  60,000    1,650,000
              Applied Materials, Inc.+.........  90,000    1,132,200
              Novellus Systems, Inc.+..........  45,000    1,227,150
              Texas Instruments, Inc...........  70,000    1,145,900
              Xilinx, Inc.+....................  60,000    1,404,600
                                                        ------------
                                                           6,559,850
                                                        ------------
            Energy Services -- 3.6%
              ENSCO International, Inc.........  25,000      637,750
              GlobalSantaFe Corp...............  30,000      619,500
              Nabors Industries, Ltd.+.........  37,500    1,495,125
              Smith International, Inc.+.......  35,000    1,233,050
                                                        ------------
                                                           3,985,425
                                                        ------------
            Energy Sources -- 2.9%
              Anadarko Petroleum Corp..........  15,000      682,500
              Apache Corp......................  15,750      972,405
              Exxon Mobil Corp.................  44,000    1,537,800
                                                        ------------
                                                           3,192,705
                                                        ------------
            Financial Services -- 10.5%
              American Express Co..............  49,600    1,648,208
              Charles Schwab & Co., Inc........  70,000      505,400
              Citigroup, Inc................... 111,232    3,831,942
              Lehman Brothers Holdings, Inc....  21,200    1,224,300
              Merrill Lynch & Co., Inc.........  34,250    1,212,450
              Morgan Stanley Dean Witter & Co..  30,000    1,150,500
              SLM Corp.........................  10,000    1,109,200
              Wells Fargo & Co.................  20,000      899,800
                                                        ------------
                                                          11,581,800
                                                        ------------
            Food, Beverage & Tobacco -- 2.3%
              Altria Group, Inc................  20,350      609,686
              Coca-Cola Co.....................  27,500    1,113,200
              PepsiCo, Inc.....................  20,275      811,000
                                                        ------------
                                                           2,533,886
                                                        ------------
            Health Services -- 1.2%
              Caremark Rx, Inc.+...............  30,000      544,500
              HCA, Inc.........................  17,500      723,800
                                                        ------------
                                                           1,268,300
                                                        ------------
            Insurance -- 6.1%
              Allstate Corp....................  44,000    1,459,480
              Anthem, Inc.+....................  10,000      662,500
              Berkshire Hathaway, Inc.+........   1,150    2,457,550
              Marsh & McLennan Cos., Inc.......  20,000      852,600

        SunAmerica Blue Chip Growth Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)

                                                             Value
                  Security Description            Shares    (Note 3)
         ------------------------------------------------------------
         COMMON STOCK (continued)
         Insurance (continued)
           MetLife, Inc..........................  50,000 $  1,319,000
                                                          ------------
                                                             6,751,130
                                                          ------------
         Internet Software -- 0.5%
           BEA Systems, Inc.+....................  55,000      560,450
                                                          ------------
         Leisure & Tourism -- 0.5%
           Carnival Corp.........................  25,000      602,750
                                                          ------------
         Medical Products -- 5.8%
           Boston Scientific Corp.+..............  25,000    1,019,000
           Johnson & Johnson.....................  43,975    2,544,833
           Medtronic, Inc........................  30,000    1,353,600
           Stryker Corp..........................  10,000      686,500
           Zimmer Holdings, Inc.+................  15,000      729,450
                                                          ------------
                                                             6,333,383
                                                          ------------
         Pharmaceuticals -- 12.8%
           Amgen, Inc.+..........................  36,611    2,106,963
           Biotech HOLDRs Trust..................  13,000    1,212,250
           Bristol-Myers Squibb Co...............  50,000    1,056,500
           Forest Laboratories, Inc.+............  11,000      593,670
           IDEC Pharmaceuticals Corp.+...........  22,500      774,428
           Merck & Co., Inc......................  29,100    1,594,098
           Pfizer, Inc........................... 115,415    3,596,331
           Pharmacia Corp........................  35,450    1,534,985
           Teva Pharmaceutical Industries, Ltd.
            ADR..................................  20,000      833,000
           Wyeth.................................  20,000      756,400
                                                          ------------
                                                            14,058,625
                                                          ------------
         Retail Stores -- 6.9%
           Abercrombie & Fitch Co., Class A+.....  30,000      900,900
           Amazon.com, Inc.+.....................  30,000      780,900
           Coach, Inc.+..........................  30,000    1,149,900
           Kohl's Corp.+.........................  15,556      880,159
           Target Corp...........................  20,000      585,200
           Wal-Mart Stores, Inc..................  62,400    3,246,672
                                                          ------------
                                                             7,543,731
                                                          ------------
         Telecommunications -- 4.8%
           Cisco Systems, Inc.+.................. 160,000    2,076,800
           Nextel Communications, Inc., Class A+. 100,000    1,339,000
           QUALCOMM, Inc.........................  50,000    1,803,000
                                                          ------------
                                                             5,218,800
                                                          ------------

                                                Shares/
                                               Principal
                                                 Amount        Value
               Security Description          (in thousands)   (Note 3)
       ------------------------------------------------------------------

       Transportation -- 2.5%
         FedEx Corp.........................     24,000     $  1,321,680
         United Parcel Service, Inc.,
          Class B...........................     25,000        1,425,000
                                                            ------------
                                                               2,746,680
                                                            ------------
       Total Investment Securities -- 95.5%
          (cost $119,377,728)...............                 104,886,127
                                                            ------------
       REPURCHASE AGREEMENT -- 5.2%
         Joint Repurchase Agreement with
          State Street Bank & Trust Co.
          (Note 3) (cost $5,641,000)........    $ 5,641        5,641,000
                                                            ------------
       TOTAL INVESTMENTS --
          (cost $125,018,728)...............      100.7%     110,527,127
       Liabilities in excess of other assets       (0.7)        (730,317)
                                                -------     ------------
       NET ASSETS --                              100.0%    $109,796,810
                                                =======     ============

--------
ADR--American Depository Receipt
+Non-income producing security

See Notes to Financial Statements

        SunAmerica Growth Opportunities Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)

                                                           Value
                  Security Description          Shares    (Note 3)
           --------------------------------------------------------
           COMMON STOCK -- 78.4%
           Banks -- 1.3%
             North Fork Bancorp., Inc..........  50,000 $  1,472,500
                                                        ------------
           Communication Equipment -- 3.6%
             Intersil Corp., Class A+.......... 200,000    3,112,000
             LSI Logic Corp.+.................. 200,000      904,000
                                                        ------------
                                                           4,016,000
                                                        ------------
           Computer Software -- 6.0%
             Cerner Corp.+.....................  50,000    1,619,000
             Citrix Systems, Inc.+............. 300,000    3,948,000
             Futurelink Corp.+.................  11,714            1
             MicroStrategy, Inc.+..............  50,012    1,205,789
                                                        ------------
                                                           6,772,790
                                                        ------------
           Computers & Business Equipment -- 1.5%
             Network Appliance, Inc.+.......... 150,000    1,678,500
                                                        ------------
           Electronics -- 17.7%
             Altera Corp.+..................... 200,000    2,708,000
             Analog Devices, Inc.+.............  50,000    1,375,000
             Cypress Semiconductor Corp.+...... 300,000    2,070,000
             Integrated Circuit Systems, Inc.+. 100,000    2,170,000
             Lam Research Corp.+............... 196,600    2,239,077
             OmnVision Technologies, Inc.+..... 150,000    3,108,000
             QLogic Corp.+.....................  50,000    1,857,000
             Xilinx, Inc.+..................... 189,850    4,444,389
                                                        ------------
                                                          19,971,466
                                                        ------------
           Energy Services -- 11.4%
             ENSCO International, Inc..........  90,000    2,295,900
             GlobalSantaFe Corp................ 100,000    2,065,000
             Key Energy Services, Inc.+........ 100,000    1,008,000
             Nabors Industries, Ltd.+..........  67,000    2,671,290
             Patterson-UTI Energy, Inc.+.......  98,700    3,193,932
             Pride International, Inc.+........ 119,700    1,614,753
                                                        ------------
                                                          12,848,875
                                                        ------------
           Health Services -- 4.3%
             Accredo Health, Inc.+.............  50,000    1,216,950
             Caremark Rx, Inc.+................  30,000      544,500

                                                               Value
                  Security Description              Shares    (Note 3)
       ----------------------------------------------------------------

       Health Services (continued)
         Centene Corp.+............................  20,000 $    584,200
         HCA, Inc..................................  40,000    1,654,400
         Odyssey Healthcare, Inc.+.................  37,500      891,375
                                                            ------------
                                                               4,891,425
                                                            ------------
       Insurance -- 6.3%
         Anthem, Inc.+.............................  20,000    1,325,000
         Montpelier Re Holdings, Ltd.+.............  25,000      705,000
         Platinum Underwriters Holdings, Ltd.......  45,000    1,140,750
         SAFECO Corp...............................  60,000    2,098,200
         St. Paul Cos., Inc........................  60,000    1,908,000
                                                            ------------
                                                               7,176,950
                                                            ------------
       Leisure & Tourism -- 2.2%
         JetBlue Airways Corp.+....................  90,000    2,493,900
                                                            ------------
       Medical Products -- 1.8%
         Neurocrine Biosciences, Inc.+.............  40,000    1,671,200
         Quinton Cardiology Systems, Inc.+.........  67,700      380,474
                                                            ------------
                                                               2,051,674
                                                            ------------
       Metals & Mining -- 0.5%
         Worthington Industries, Inc...............  50,000      596,500
                                                            ------------
       Pharmaceuticals -- 17.0%
         Alcon, Inc.+..............................  30,000    1,230,600
         Allergan, Inc.............................  25,000    1,705,250
         Amgen, Inc.+..............................  40,000    2,302,000
         BioMarin Pharmaceutical, Inc.+............ 100,000    1,135,000
         Cell Therapeutics, Inc.+..................  50,000      414,500
         Cephalon, Inc.+...........................  20,000      798,800
         Charles River Laboratories International,
          Inc.+....................................  46,000    1,173,920
         CV Therapeutics, Inc.+....................  50,000      901,500
         Forest Laboratories, Inc.+................  37,400    2,018,478
         IDEC Pharmaceuticals Corp.+...............  70,200    2,416,214
         Integra Lifesciences Holdings Corp.+...... 182,900    4,206,700
         Medicines Co.+............................  50,000      932,000
                                                            ------------
                                                              19,234,962
                                                            ------------

        SunAmerica Growth Opportunities Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)


                                                           Value
                    Security Description         Shares   (Note 3)
            ------------------------------------
            COMMON STOCK (continued)
            Retail Stores -- 0.7%
              Abercrombie & Fitch Co., Class A+.  25,000 $   750,750
                                                         -----------
            Telecommunications -- 4.1%
              Amdocs, Ltd.+..................... 100,000   1,328,000
              EchoStar Communications Corp.,
               Class A+......................... 113,950   3,290,876
                                                         -----------
                                                           4,618,876
                                                         -----------
            Total Investment Securities -- 78.4%
               (cost $92,879,682)...............          88,575,168
                                                         -----------

                                              Principal
                                                Amount        Value
               Security Description         (in thousands)   (Note 3)
         -------------------------------------------------------------
         REPURCHASE AGREEMENT -- 17.8%
           Joint Repurchase Agreement with
            State Street Bank & Trust Co.
            (Note 3) (cost $20,133,000)....    $20,133     $ 20,133,000
                                                           ------------
         TOTAL INVESTMENTS --
            (cost $113,012,682)............       96.2%     108,708,168
         Other assets less liabilities.....        3.8        4,300,911
                                               -------     ------------
         NET ASSETS --                           100.0%    $113,009,079
                                               =======     ============

--------
+Non-income producing security

See Notes to Financial Statements

        SunAmerica New Century Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)

                                                              Value
                  Security Description             Shares    (Note 3)
        --------------------------------------------------------------
        COMMON STOCK -- 89.4%
        Aerospace & Military Technology -- 0.8%
          Verdian Corp.+..........................  37,600 $    748,240
                                                           ------------
        Banks -- 3.4%
          Hibernia Corp., Class A.................  85,000    1,441,600
          Wachovia Corp...........................  53,100    1,809,117
                                                           ------------
                                                              3,250,717
                                                           ------------
        Broadcasting & Media -- 6.8%
          Clear Channel Communications, Inc.+.....  35,600    1,207,552
          Fox Entertainment Group, Inc., Class A+.  53,700    1,432,179
          Lin TV Corp.+...........................  38,600      791,686
          Martha Stewart Living Omnimedia, Inc.,
           Class A+...............................  49,100      403,111
          New York Times Co., Class A.............  26,600    1,147,790
          Radio One, Inc.+........................  36,100      477,964
          Westwood One, Inc.+.....................  31,100      971,564
                                                           ------------
                                                              6,431,846
                                                           ------------
        Business Services -- 6.2%
          Kroll, Inc.+............................  50,000    1,070,500
          Paychex, Inc............................  22,900      629,063
          Republic Services, Inc.+................  51,000    1,011,840
          Stericycle, Inc.+.......................  30,600    1,150,254
          Waste Connections, Inc.+................  58,300    2,011,350
                                                           ------------
                                                              5,873,007
                                                           ------------
        Communication Equipment -- 2.2%
          Foundry Networks, Inc.+.................  75,600      607,824
          Marvell Technology Group, Ltd.+.........  70,500    1,493,895
                                                           ------------
                                                              2,101,719
                                                           ------------
        Computer Software -- 8.8%
          Affiliated Computer Services, Inc.,
           Class A+...............................  48,900    2,164,314
          CACI International, Inc., Class A+......  38,900    1,297,704
          Cognos, Inc.+...........................  46,800    1,063,343
          Intuit, Inc.+...........................  41,900    1,558,680
          J.D. Edwards & Co.+..................... 110,000    1,212,200
          Netscreen Technologies, Inc.............  61,200    1,026,936
                                                           ------------
                                                              8,323,177
                                                           ------------
        Education -- 2.6%
          Apollo Group, Inc., Class A+............  42,050    2,098,295
          Career Education Corp.+.................   6,900      337,548
                                                           ------------
                                                              2,435,843
                                                           ------------
        Electronics -- 4.3%
          ATMI, Inc.+.............................  61,300    1,180,638
          Business Objects SA ADR+................  94,300    1,541,805
          Novellus Systems, Inc.+.................  48,300    1,317,141
                                                           ------------
                                                              4,039,584
                                                           ------------

                                                             Value
                   Security Description           Shares    (Note 3)
          -----------------------------------------------------------

          Energy Services -- 5.7%
            BJ Services Co.+.....................  24,100 $    828,799
            Nabors Industries, Ltd.+.............  45,900    1,830,033
            Patterson-UTI Energy, Inc.+..........  64,600    2,090,456
            Smith International, Inc.+...........  17,900      630,617
                                                          ------------
                                                             5,379,905
                                                          ------------
          Energy Sources -- 3.3%
            Apache Corp..........................  27,340    1,687,972
            Burlington Resources, Inc............  13,400      639,314
            EOG Resources, Inc...................  20,500      810,980
                                                          ------------
                                                             3,138,266
                                                          ------------
          Financial Services -- 4.2%
            Charles Schwab & Co., Inc............  44,900      324,178
            Concord EFS, Inc.+...................  28,700      269,780
            Lehman Brothers Holdings, Inc........  25,600    1,478,400
            SLM Corp.............................  17,600    1,952,192
                                                          ------------
                                                             4,024,550
                                                          ------------
          Food, Beverage & Tobacco -- 0.8%
            Cott Corp.+..........................  44,700      784,485
                                                          ------------
          Health Services -- 1.1%
            Weight Watchers International, Inc.+.  23,500    1,082,175
                                                          ------------
          Household Products -- 0.9%
            Yankee Candle, Inc.+.................  50,200      854,906
                                                          ------------
          Internet Content -- 4.5%
            WebMD Corp.+......................... 102,200      921,844
            Yahoo!, Inc.+........................ 140,800    3,382,016
                                                          ------------
                                                             4,303,860
                                                          ------------
          Internet Software -- 1.0%
            BEA Systems, Inc.+...................  97,200      990,468
                                                          ------------
          Leisure & Tourism -- 0.8%
            JetBlue Airways Corp.+...............  28,950      802,204
                                                          ------------
          Machinery -- 1.2%
            A.O. Smith Corp......................  44,200    1,184,560
                                                          ------------
          Medical Products -- 6.5%
            Boston Scientific Corp.+.............  42,000    1,711,920
            MedImmune, Inc.+.....................  57,400    1,884,442
            Neurocrine Biosciences, Inc.+........  23,300      973,474
            Stryker Corp.........................  23,500    1,613,275
                                                          ------------
                                                             6,183,111
                                                          ------------
          Pharmaceuticals -- 8.5%
            Amgen, Inc.+.........................  29,600    1,703,480
            Barr Labs, Inc.+.....................  22,050    1,256,850
            BioMarin Pharmaceutical, Inc.+.......  46,000      522,100
            IDEC Pharmaceuticals Corp.+..........  37,000    1,273,503

        SunAmerica New Century Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)

                                                            Value
                    Security Description           Shares  (Note 3)
           ---------------------------------------------------------
           COMMON STOCK (continued)
           Pharmaceuticals (continued)
             Mylan Labs, Inc...................... 34,000 $   977,500
             Teva Pharmaceutical Industries, Ltd.
              ADR................................. 57,200   2,382,380
                                                          -----------
                                                            8,115,813
                                                          -----------
           Restaurants -- 1.8%
             Applebees International, Inc......... 20,300     569,212
             Ruby Tuesday, Inc.................... 53,400   1,089,360
                                                          -----------
                                                            1,658,572
                                                          -----------
           Retail Stores -- 3.7%
             Coach, Inc.+......................... 27,800   1,065,574
             Gymboree Corp.+...................... 75,000   1,128,000
             Too, Inc.+........................... 50,800     843,788
             Williams Sonoma, Inc.+............... 23,200     505,760
                                                          -----------
                                                            3,543,122
                                                          -----------
           Telecommunications -- 7.4%
             Alltel Corp.......................... 31,000   1,387,560
             EchoStar Communications Corp.,
              Class A+............................ 69,100   1,995,608
             Nextel Communications, Inc.,
              Class A+............................ 76,800   1,028,352
             QUALCOMM, Inc........................ 43,400   1,565,004
             Verizon Communications, Inc.......... 31,000   1,095,850
                                                          -----------
                                                            7,072,374
                                                          -----------
           Transportation -- 2.9%
             Heartland Express, Inc.+............. 53,313   1,022,543
             J.B. Transport Services, Inc.+....... 38,200   1,028,344
             Roadway Corp......................... 21,300     713,976
                                                          -----------
                                                            2,764,863
                                                          -----------
           Total Common Stock
              (cost $86,108,811)..................         85,087,367
                                                          -----------
           Options Purchased -- 0.0%
           Health Services -- 0.0%
             Weight Watchers International, Inc.
              (cost $9,168).......................  4,800         720
                                                          -----------
           Total Investment Securities -- 89.4%
              (cost $86,117,979)..................         85,088,087
                                                          -----------

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
        ----------------------------------------------------------------
        REPURCHASE AGREEMENT -- 10.5%
        Joint Repurchase Agreement with State
         Street Bank & Trust Co.
         (Note 3) (cost $9,967,000)..........     $9,967     $ 9,967,000
                                                             -----------
        TOTAL INVESTMENTS --
           (cost $96,084,979)................       99.9%     95,055,087
        Other assets less liabilities........        0.1          63,271
                                                  ------     -----------
        NET ASSETS --                              100.0%    $95,118,358
                                                  ======     ===========

--------
ADR--American Depository receipt
+Non-income producing security

See Notes to Financial Statements

        SunAmerica Growth and Income Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)

                                                             Value
                   Security Description           Shares    (Note 3)
          ------------------------------------------------------------
          COMMON STOCK -- 99.7%
          Aerospace & Military Technology -- 1.0%
            United Technologies Corp.............  35,000 $  2,022,300
                                                          ------------
          Apparel & Textiles -- 0.4%
            Oakley, Inc.+........................ 100,000      825,000
                                                          ------------
          Automotive -- 0.3%
            General Motors Corp..................  20,000      672,400
                                                          ------------
          Banks -- 3.9%
            Bank of America Corp.................  95,000    6,349,800
            FleetBoston Financial Corp...........  50,000    1,194,000
                                                          ------------
                                                             7,543,800
                                                          ------------
          Broadcasting & Media -- 4.7%
            AOL Time Warner, Inc.+............... 190,000    2,063,400
            Comcast Corp., Class A+..............  72,350    2,068,486
            Comcast Corp., Class A, Special+.....  55,000    1,511,950
            Viacom, Inc., Class B+...............  60,000    2,191,200
            Walt Disney Co.......................  75,000    1,276,500
                                                          ------------
                                                             9,111,536
                                                          ------------
          Business Services -- 2.8%
            Avery Dennison Corp..................  55,000    3,226,850
            Cendant Corp.+....................... 100,000    1,270,000
            Waste Management, Inc................  50,000    1,059,000
                                                          ------------
                                                             5,555,850
                                                          ------------
          Chemicals -- 4.3%
            E.I. du Pont de Nemours & Co.........  40,000    1,554,400
            Ecolab, Inc..........................  50,000    2,466,500
            IMC Global, Inc...................... 110,000    1,058,200
            Lyondell Chemical Co................. 120,000    1,674,000
            Rohm and Haas Co.....................  50,000    1,489,000
                                                          ------------
                                                             8,242,100
                                                          ------------
          Computer Software -- 5.9%
            Microsoft Corp....................... 360,000    8,715,600
            Oracle Corp.+........................ 200,000    2,169,800
            SAP AG...............................  25,000      474,000
                                                          ------------
                                                            11,359,400
                                                          ------------
          Computers & Business Equipment -- 5.8%
            Dell Computer Corp.+.................  65,000    1,775,150
            Hewlett-Packard Co................... 210,000    3,265,500
            Intel Corp........................... 160,000    2,604,800
            International Business Machines
             Corp................................  45,000    3,529,350
                                                          ------------
                                                            11,174,800
                                                          ------------

                                                           Value
                   Security Description         Shares    (Note 3)
            -------------------------------------------------------

            Conglomerate -- 4.5%
              3M Co............................  30,000 $  3,900,900
              General Electric Co.............. 122,500    3,123,750
              Textron, Inc.....................  30,000      823,800
              Tyco International, Ltd..........  60,000      771,600
                                                        ------------
                                                           8,620,050
                                                        ------------
            Electronics -- 3.3%
              Analog Devices, Inc.+............  70,000    1,925,000
              Applied Materials, Inc.+......... 200,000    2,516,000
              Texas Instruments, Inc........... 120,000    1,964,400
                                                        ------------
                                                           6,405,400
                                                        ------------
            Energy Services -- 3.5%
              ENSCO International, Inc.........  37,500      956,625
              Nabors Industries, Ltd.+.........  70,500    2,810,835
              Smith International, Inc.+.......  50,000    1,761,500
              Tidewater, Inc...................  40,000    1,148,800
                                                        ------------
                                                           6,677,760
                                                        ------------
            Energy Sources -- 4.5%
              Anadarko Petroleum Corp..........  40,000    1,820,000
              Apache Corp......................  42,000    2,593,080
              Exxon Mobil Corp.................  80,000    2,796,000
              Ocean Energy, Inc................  75,000    1,500,000
                                                        ------------
                                                           8,709,080
                                                        ------------
            Financial Services -- 12.2%
              American Express Co..............  47,500    1,578,425
              Charles Schwab & Co., Inc........ 125,000      902,500
              Citigroup, Inc................... 175,000    6,028,750
              Freddie Mac......................  35,000    1,858,500
              J.P. Morgan Chase & Co...........  50,000    1,185,500
              Lehman Brothers Holdings, Inc....  25,000    1,443,750
              Merrill Lynch & Co., Inc.........  65,000    2,301,000
              Morgan Stanley Dean Witter & Co..  60,000    2,301,000
              SLM Corp.........................  30,000    3,327,600
              Wells Fargo & Co.................  58,200    2,618,418
                                                        ------------
                                                          23,545,443
                                                        ------------
            Food, Beverage & Tobacco -- 4.9%
              Altria Group, Inc................  50,000    1,498,000
              Anheuser-Busch Cos., Inc.........  25,000    1,165,250
              Coca-Cola Co.....................  45,000    1,821,600
              ConAgra Foods, Inc...............  70,000    1,405,600
              Pepsi Bottling Group, Inc........  40,000      717,200
              PepsiCo, Inc.....................  35,000    1,400,000
              UST, Inc.........................  55,000    1,518,000
                                                        ------------
                                                           9,525,650
                                                        ------------

        SunAmerica Growth and Income Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)

                                                                   Value
                 Security Description                   Shares    (Note 3)
---------------------------------------------------------------------------
COMMON STOCK  (continued)
Forest Products -- 1.4%
 Bemis Co., Inc........................................  30,000 $  1,261,800
 International Paper Co................................  40,000    1,352,000
                                                                ------------
                                                                   2,613,800
                                                                ------------
Health Services -- 1.2%
 Caremark Rx, Inc.+....................................  60,000    1,089,000
 HCA, Inc..............................................  30,000    1,240,800
                                                                ------------
                                                                   2,329,800
                                                                ------------
Household Products -- 2.1%
 Avon Products, Inc....................................  40,000    2,282,000
 Gillette Co...........................................  60,000    1,856,400
                                                                ------------
                                                                   4,138,400
                                                                ------------
Insurance -- 2.5%
 Allstate Corp.........................................  50,000    1,658,500
 Berkshire Hathaway, Inc.+.............................   1,000    2,137,000
 Marsh & McLennan Cos., Inc............................  25,000    1,065,750
                                                                ------------
                                                                   4,861,250
                                                                ------------
Leisure & Tourism -- 0.6%
 Carnival Corp.........................................  45,000    1,084,950
                                                                ------------
Machinery -- 1.8%
 Danaher Corp..........................................  20,000    1,315,200
 Ingersoll-Rand Company, Ltd., Class A.................  55,000    2,122,450
                                                                ------------
                                                                   3,437,650
                                                                ------------
Medical Products -- 4.2%
 Boston Scientific Corp.+..............................  40,000    1,630,400
 Johnson & Johnson.....................................  75,000    4,340,250
 Stryker Corp..........................................  15,000    1,029,750
 Zimmer Holdings, Inc.+................................  25,000    1,215,750
                                                                ------------
                                                                   8,216,150
                                                                ------------
Metals & Mining -- 0.6%
 Alcoa, Inc............................................  60,000    1,162,800
                                                                ------------
Pharmaceuticals -- 9.6%
 Amgen, Inc.+..........................................  40,000    2,302,000
 Biotech HOLDRs Trust..................................  15,000    1,398,750
 Bristol-Myers Squibb Co...............................  50,000    1,056,500
 Merck & Co., Inc......................................  60,000    3,286,800
 Pfizer, Inc........................................... 150,950    4,703,602
 Pharmacia Corp........................................  60,000    2,598,000
 Teva Pharmaceutical Industries, Ltd. ADR..............  40,000    1,666,000
 Wyeth.................................................  43,200    1,633,824
                                                                ------------
                                                                  18,645,476
                                                                ------------

                                                Shares/
                                               Principal
                                                 Amount        Value
               Security Description          (in thousands)   (Note 3)
       ------------------------------------------------------------------

       Retail Stores -- 5.7%
         Coach, Inc.+.......................      35,000    $  1,341,550
         Kohl's Corp.+......................      18,500       1,046,730
         Sherwin-Williams Co................      65,000       1,717,950
         Target Corp........................      30,000         877,800
         Wal-Mart Stores, Inc...............     115,000       5,983,450
                                                            ------------
                                                              10,967,480
                                                            ------------
       Telecommunications -- 6.2%
         AT&T Corp..........................      20,000         324,000
         AT&T Wireless Services, Inc.+......     200,000       1,320,000
         Cisco Systems, Inc.+...............     200,000       2,596,000
         QUALCOMM, Inc......................      70,000       2,524,200
         SBC Communications, Inc............      80,000       1,604,800
         Verizon Communications, Inc........     100,454       3,551,049
                                                            ------------
                                                              11,920,049
                                                            ------------
       Transportation -- 1.2%
         United Parcel Service, Inc.,
          Class B...........................      40,000       2,280,000
                                                            ------------
       Utilities -- 0.6%
         Progress Energy, Inc...............      28,800       1,127,520
                                                            ------------
       Total Investment Securities -- 99.7%
          (cost $226,832,039)...............                 192,775,894
                                                            ------------
       REPURCHASE AGREEMENT -- 0.5%
       Joint Repurchase Agreement with
        State Street Bank & Trust Co.
        (Note 3) (cost $1,017,000)..........    $  1,017       1,017,000
                                                            ------------
       TOTAL INVESTMENTS --
          (cost $227,849,039)...............       100.2%    193,792,894
       Liabilities in excess of other assets        (0.2)       (470,617)
                                                --------    ------------
       NET ASSETS --                               100.0%   $193,322,277
                                                ========    ============

--------
ADR--American Depositary Receipt
+Non-income producing security

See Notes to Financial Statements

        SunAmerica Balanced Assets Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)


                                                             Value
                  Security Description            Shares    (Note 3)
         ------------------------------------------------------------
         COMMON STOCK -- 59.6%
         Aerospace & Military Technology -- 0.9%
           Northrop Grumman Corp.................   7,700 $    660,660
           United Technologies Corp..............  29,000    1,675,620
                                                          ------------
                                                             2,336,280
                                                          ------------
         Automotive -- 0.6%
           General Motors Corp...................  18,900      635,418
           Harley Davidson, Inc..................  21,900      869,649
                                                          ------------
                                                             1,505,067
                                                          ------------
         Banks -- 2.5%
           Bank of America Corp..................  79,700    5,327,148
           FleetBoston Financial Corp............  36,000      859,680
                                                          ------------
                                                             6,186,828
                                                          ------------
         Broadcasting & Media -- 3.4%
           AOL Time Warner, Inc.+................ 164,000    1,781,040
           Clear Channel Communications, Inc.+...  26,300      892,096
           Comcast Corp., Class A+...............  58,917    1,684,437
           Comcast Corp., Class A, Special+......  21,200      582,788
           Gannett Co., Inc......................  16,400    1,155,052
           Viacom, Inc., Class B+................  39,800    1,453,496
           Walt Disney Co........................  54,700      930,994
                                                          ------------
                                                             8,479,903
                                                          ------------
         Business Services -- 1.6%
           Bemis Co., Inc........................  21,900      921,114
           Cendant Corp.+........................  54,700      694,690
           Pactiv Corp.+.........................  82,000    1,664,600
           Waste Management, Inc.................  38,300      811,194
                                                          ------------
                                                             4,091,598
                                                          ------------
         Chemicals -- 1.1%
           E.I. du Pont de Nemours & Co..........  28,000    1,088,080
           Ecolab, Inc...........................  35,000    1,726,550
                                                          ------------
                                                             2,814,630
                                                          ------------
         Computer Software -- 3.5%
           Microsoft Corp........................ 275,600    6,672,276
           Oracle Corp.+......................... 160,000    1,735,840
           SAP AG................................  20,000      379,200
                                                          ------------
                                                             8,787,316
                                                          ------------
         Computers & Business Equipment -- 3.5%
           Dell Computer Corp.+..................  50,000    1,365,500
           Hewlett-Packard Co.................... 142,200    2,211,210
           Intel Corp............................ 142,200    2,315,016
           International Business Machines Corp..  35,000    2,745,050
                                                          ------------
                                                             8,636,776
                                                          ------------

                                                           Value
                   Security Description         Shares    (Note 3)
            -------------------------------------------------------

            Conglomerate -- 2.6%
              3M Co............................  21,900 $  2,847,657
              General Electric Co..............  83,300    2,124,150
              Textron, Inc.....................  34,900      958,354
              Tyco International, Ltd..........  45,000      578,700
                                                        ------------
                                                           6,508,861
                                                        ------------
            Electronics -- 2.5%
              Analog Devices, Inc.+............  50,000    1,375,000
              Applied Materials, Inc.+......... 119,400    1,502,052
              Texas Instruments, Inc...........  83,300    1,363,621
              Xilinx, Inc.+....................  87,500    2,048,375
                                                        ------------
                                                           6,289,048
                                                        ------------
            Energy Services -- 2.3%
              ENSCO International, Inc.........  28,000      714,280
              GlobalSantaFe Corp...............  59,800    1,234,870
              Nabors Industries, Ltd.+.........  59,400    2,368,278
              Smith International, Inc.+.......  42,400    1,493,752
                                                        ------------
                                                           5,811,180
                                                        ------------
            Energy Sources -- 2.9%
              Anadarko Petroleum Corp..........  39,900    1,815,450
              Apache Corp......................  30,450    1,879,983
              Exxon Mobil Corp.................  99,800    3,488,010
                                                        ------------
                                                           7,183,443
                                                        ------------
            Financial Services -- 7.1%
              American Express Co..............  58,300    1,937,309
              Charles Schwab & Co., Inc........  90,000      649,800
              Citigroup, Inc................... 113,900    3,923,855
              Freddie Mac......................  25,000    1,327,500
              J.P. Morgan Chase & Co...........  40,000      948,400
              Lehman Brothers Holdings, Inc....  27,000    1,559,250
              Merrill Lynch & Co., Inc.........  49,000    1,734,600
              Morgan Stanley Dean Witter & Co..  47,100    1,806,285
              SLM Corp.........................  10,900    1,209,028
              Wells Fargo & Co.................  59,800    2,690,402
                                                        ------------
                                                          17,786,429
                                                        ------------
            Food, Beverage & Tobacco -- 2.4%
              Altria Group, Inc................  42,700    1,279,292
              Anheuser-Busch Cos., Inc.........  16,400      764,404
              Coca-Cola Co.....................  37,400    1,513,952
              Pepsi Bottling Group, Inc........  30,000      537,900
              PepsiCo, Inc.....................  30,200    1,208,000
              UST, Inc.........................  27,300      753,480
                                                        ------------
                                                           6,057,028
                                                        ------------

        SunAmerica Balanced Assets Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)

                                                             Value
                  Security Description            Shares    (Note 3)
         ------------------------------------------------------------
         COMMON STOCK (continued)
         Health Services -- 0.7%
           Caremark Rx, Inc.+....................  40,000 $    726,000
           HCA, Inc..............................  24,600    1,017,456
                                                          ------------
                                                             1,743,456
                                                          ------------
         Household Products -- 1.1%
           Avon Products, Inc....................  16,400      935,620
           Gillette Co...........................  59,800    1,850,212
                                                          ------------
                                                             2,785,832
                                                          ------------
         Insurance -- 3.3%
           Allstate Corp.........................  99,800    3,310,366
           Berkshire Hathaway, Inc.+.............   1,000    2,137,000
           Marsh & McLennan Cos., Inc............  27,300    1,163,799
           MetLife, Inc..........................  59,800    1,577,524
                                                          ------------
                                                             8,188,689
                                                          ------------
         Leisure & Tourism -- 0.3%
           Carnival Corp.........................  30,000      723,300
                                                          ------------
         Machinery -- 1.6%
           Danaher Corp..........................  15,000      986,400
           Eaton Corp............................  21,900    1,531,905
           Ingersoll-Rand Company, Ltd., Class A.  39,900    1,539,741
                                                          ------------
                                                             4,058,046
                                                          ------------
         Medical Products -- 2.5%
           Boston Scientific Corp.+..............  27,300    1,112,748
           Johnson & Johnson.....................  59,000    3,414,330
           Stryker Corp..........................  10,000      686,500
           Zimmer Holdings, Inc.+................  20,000      972,600
                                                          ------------
                                                             6,186,178
                                                          ------------
         Pharmaceuticals -- 5.5%
           Amgen, Inc.+..........................  30,300    1,743,765
           Biotech HOLDRs Trust..................  10,900    1,016,425
           Bristol-Myers Squibb Co...............  30,000      633,900
           Merck & Co., Inc......................  52,800    2,892,384
           Pfizer, Inc........................... 113,500    3,536,660
           Pharmacia Corp........................  44,900    1,944,170
           Teva Pharmaceutical Industries, Ltd.
            ADR..................................  21,800      907,970
           Wyeth.................................  25,000      945,500
                                                          ------------
                                                            13,620,774
                                                          ------------
         Retail Stores -- 3.4%
           Coach, Inc.+..........................  43,800    1,678,854
           Kohl's Corp.+.........................  21,400    1,210,812
           Target Corp...........................  23,950      700,777
           Wal-Mart Stores, Inc..................  92,600    4,817,978
                                                          ------------
                                                             8,408,421
                                                          ------------

                                                  Shares/
                                                 Principal
                                                   Amount        Value
               Security Description            (in thousands)   (Note 3)
      -------------------------------------------------------------------

      Telecommunications -- 3.1%
        Cisco Systems, Inc.+..................    142,200     $  1,845,756
        Nextel Communications, Inc.,
         Class A+.............................    109,400        1,464,866
        QUALCOMM, Inc.........................     65,600        2,365,536
        Verizon Communications, Inc...........     54,700        1,933,645
                                                              ------------
                                                                 7,609,803
                                                              ------------
      Transportation -- 1.0%
        FedEx Corp............................     16,400          903,148
        United Parcel Service, Inc., Class B..     25,700        1,464,900
                                                              ------------
                                                                 2,368,048
                                                              ------------
      Utilities -- 0.2%
        AT&T Corp.............................     24,060          389,772
                                                              ------------
      Total Common Stock
         (cost $170,777,783)..................                 148,556,706
                                                              ------------
      CORPORATE BONDS -- 6.9%
      Financial Services -- 5.9%
        Citigroup, Inc.
         3.50% due 2/01/08....................      2,000        2,003,656
        CS First Boston Mtg. Securities Corp.
         6.48% due 5/17/40....................      5,000        5,599,350
        Inter-American Development Bank
         3.38% due 3/17/08....................      5,000        5,082,460
        Wells Fargo & Co.
         1.33% due 6/24/03(1).................      2,000        1,998,850
                                                              ------------
                                                                14,684,316
                                                              ------------
      Telecommunications -- 0.2%
        ESAT Telecom Group, PLC
         11.88% due 12/01/08..................        500          555,068
                                                              ------------
      Utilities -- 0.8%
        El Paso Electric Co.
         9.40% due 5/01/11....................        600          668,621
        Pennsylvania Power Co.
         8.50% due 7/15/22....................      1,000        1,049,080
        Public Service Co. of New Mexico
         7.10% due 8/01/05....................        250          257,785
                                                              ------------
                                                                 1,975,486
                                                              ------------
      Total Corporate Bonds
        (cost $16,460,523)....................                  17,214,870
                                                              ------------
      U.S. GOVERNMENT OBLIGATIONS -- 17.0%
      U.S Treasury Bonds -- 1.3%
        5.38% due 2/15/31.....................      3,000        3,245,157
                                                              ------------

        SunAmerica Balanced Assets Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)

                                               Principal
                                                 Amount        Value
                Security Description         (in thousands)   (Note 3)
        ----------------------------------------------------------------
        U.S. GOVERNMENT OBLIGATIONS (continued)
        U.S. Treasury Notes -- 15.7%
          1.63% due 3/31/05.................     24,000     $ 24,074,040
          3.00% due 2/15/08(2)..............     12,000       12,140,628
          3.88% due 2/15/13.................      2,000        2,008,360
          4.00% due 11/15/12................      1,000        1,014,453
                                                            ------------
                                                              39,237,481
                                                            ------------
        Total U.S. Government Obligations
           (cost $42,424,967)...............                  42,482,638
                                                            ------------
        U.S. GOVERNMENT AGENCIES -- 15.6%
        Federal Farm Credit Bank -- 2.4%
          2.13% due 8/15/05.................      1,000        1,003,947
          2.50% due 3/15/06.................      5,000        5,033,135
                                                            ------------
                                                               6,037,082
                                                            ------------
        Federal Home Loan Bank -- 2.1%
          2.00% due 2/04/05.................      5,000        5,024,195
          5.13% due 9/15/03.................        200          203,628
                                                            ------------
                                                               5,227,823
                                                            ------------
        Federal Home Loan Mortgage
         Corporation -- 2.9%
          2.38% due 4/15/06.................      5,000        5,016,920
          6.00% due 5/01/14.................        452          473,902
          6.65% due 3/10/04.................        500          525,395
          6.88% due 1/15/05.................      1,000        1,093,963
                                                            ------------
                                                               7,110,180
                                                            ------------
        Federal National Mortgage
         Association -- 3.1%
          4.38% due 3/15/13.................      2,000        2,008,800
          4.75% due 2/21/13.................      1,000        1,004,787
          5.75% due 4/15/03.................      3,620        3,626,429
          6.00% due 5/15/08.................        400          454,533
          6.50% due 9/01/10.................        649          689,164
                                                            ------------
                                                               7,783,713
                                                            ------------
        Overseas Private Investment Corp. -- 3.2%
          6.99% due 1/15/09.................      7,129        7,923,602
                                                            ------------
        Resolution Funding Strip -- 0.3%
          zero coupon due 4/15/09...........      1,000          814,035
                                                            ------------
        Small Business Administration -- 1.6%
          6.30% due 6/01/18.................      3,607        3,968,365
                                                            ------------
        Total U.S. GOVERNMENT AGENCIES
           (cost $37,629,628)...............                  38,864,800
                                                            ------------
        Total Investment Securities -- 99.1%
           (cost $267,292,901)..............                 247,119,014
                                                            ------------

                                               Principal
                                                 Amount        Value
               Security Description          (in thousands)   (Note 3)
       ------------------------------------------------------------------
       REPURCHASE AGREEMENTS -- 15.8%
       Joint Repurchase Agreement with
        State Street Bank & Trust Co.
        (Note 3)(3).........................    $ 9,327     $  9,327,000
       Joint Repurchase Agreement with
        UBS Warburg, LLC (Note 3)(3)........     30,000       30,000,000
                                                            ------------
       Total Repurchase Agreements
         (cost $39,327,000).................                  39,327,000
                                                            ------------
       TOTAL INVESTMENTS --
         (cost $306,898,880)................      114.9%     286,446,014
       Liabilities in excess of other assets      (14.9)     (37,107,516)
                                                -------     ------------
       NET ASSETS --                              100.0%    $249,338,498
                                                =======     ============

--------
ADR--American Depository Receipt
+Non-income producing security
(1)Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of March 31, 2003.
(2)The security or a portion thereof is out on loan. An additional $24,000,000 par amount that is on loan, was sold on March 31, 2003, settling April, 1, 2003, for proceeds of $24,030,000. See Note 3.
(3)Includes cash received as collateral for securities out on loan in the amount of $36,990,000.

See Notes to Financial Statements

        SunAmerica Focused Dividend Strategy Portfolio
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)

                                                             Value
                   Security Description           Shares    (Note 3)
          ------------------------------------------------------------
          COMMON STOCK -- 97.3%
          Aerospace & Military Technology -- 3.4%
            Honeywell International, Inc......... 143,146 $  3,057,599
                                                          ------------
          Automotive -- 3.3%
            General Motors Corp..................  87,954    2,957,013
                                                          ------------
          Broadcasting & Media -- 2.2%
            Interpublic Group Cos., Inc.......... 216,112    2,009,842
                                                          ------------
          Business Services -- 13.6%
            Avery Dennison Corp..................  53,306    3,127,463
            Bemis Co., Inc.......................  65,298    2,746,434
            Genuine Parts Co..................... 105,720    3,225,517
            Pitney Bowes, Inc....................  99,693    3,182,201
                                                          ------------
                                                            12,281,615
                                                          ------------
          Chemicals -- 9.6%
            E.I. du Pont de Nemours & Co.........  76,911    2,988,761
            Rohm and Haas Co..................... 101,443    3,020,973
            Vulcan Materials Co..................  88,313    2,669,702
                                                          ------------
                                                             8,679,436
                                                          ------------
          Computer Software -- 3.3%
            Electronic Data Systems Corp......... 168,785    2,970,616
                                                          ------------
          Conglomerate -- 3.7%
            General Electric Co.................. 133,403    3,401,776
                                                          ------------
          Electronics -- 3.2%
            Emerson Electric Co..................  64,451    2,922,853
                                                          ------------
          Entertainment Products -- 3.0%
            Eastman Kodak Co.....................  91,512    2,708,755
                                                          ------------
          Financial Services -- 3.5%
            J.P. Morgan Chase & Co............... 135,930    3,222,900
                                                          ------------
          Food, Beverage & Tobacco -- 12.7%
            Altria Group, Inc....................  80,093    2,399,586
            Brown-Forman Corp., Class B..........  49,425    3,800,783
            ConAgra Foods, Inc................... 128,632    2,582,931
            UST, Inc.............................  97,059    2,678,828
                                                          ------------
                                                            11,462,128
                                                          ------------
          Household Products -- 4.0%
            Clorox Co............................  78,688    3,633,025
                                                          ------------
          Machinery -- 3.9%
            Caterpillar, Inc.....................  71,221    3,504,073
                                                          ------------

                                                Shares/
                                               Principal
                                                 Amount       Value
                Security Description         (in thousands)  (Note 3)
        ---------------------------------------------------------------

        Pharmaceuticals -- 10.4%
          Abbott Laboratories...............      87,076    $ 3,274,929
          Bristol-Myers Squibb Co...........     140,231      2,963,081
          Schering-Plough Corp..............     176,692      3,150,418
                                                            -----------
                                                              9,388,428
                                                            -----------
        Retail Stores -- 9.5%
          Albertson's, Inc..................     144,423      2,722,374
          May Department Stores Co..........     141,705      2,818,512
          Sherwin-Williams Co...............     115,705      3,058,083
                                                            -----------
                                                              8,598,969
                                                            -----------
        Telecommunications -- 5.8%
          Alltel Corp.......................      63,864      2,858,553
          SBC Communications, Inc...........     120,171      2,410,630
                                                            -----------
                                                              5,269,183
                                                            -----------
        Utilities -- 2.2%
          AT&T Corp.........................     124,042      2,009,480
                                                            -----------
        Total Investment Securities -- 97.3%
           (cost $101,534,102)..............                 88,077,691
                                                            -----------
        REPURCHASE AGREEMENT -- 0.9%
          Joint Repurchase Agreement with
           State Street Bank & Trust Co.
           (Note 3) (cost $782,000).........    $    782        782,000
                                                            -----------
        TOTAL INVESTMENTS --
           (cost $102,316,102)..............        98.2%    88,859,691
        Other assets less liabilities.......         1.8      1,639,850
                                                --------    -----------
        NET ASSETS --                              100.0%   $90,499,541
                                                ========    ===========

See Notes to Financial Statements

        SunAmerica International Equity Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited)

                                                              Value
                  Security Description             Shares    (Note 3)
         -------------------------------------------------------------
         COMMON STOCK -- 98.2%
         Bermuda -- 0.7%
           Esprit Holdings, Ltd. (Industrial &
            Commercial).........................    313,500 $   590,869
                                                            -----------
         Brazil -- 1.0%
           Companhia de Saneamento Basico do
            Estado de Sao Paulo (Utilities)..... 13,260,000     324,669
           Companhia Siderurgica Nacional SA
            (Materials)......................... 26,400,000     515,470
                                                            -----------
                                                                840,139
                                                            -----------
         China -- 0.6%
           Jiangxi Copper Co., Ltd. (Materials).  3,587,000     492,097
                                                            -----------
         Finland -- 1.2%
           Nokia Corp. ADR (Information
            Technology).........................     68,900     965,289
                                                            -----------
         France -- 2.3%
           Total Fina Elf SA (Energy)@..........     15,100   1,909,507
                                                            -----------
         Germany -- 8.3%
           BASF AG (Materials)..................     69,900   2,599,233
           Deutsche Telekom AG (Information
            Technology).........................    132,700   1,462,542
           E.ON AG (Utilities)..................     16,400     675,448
           SAP AG (Information Technology)......     14,300   1,082,666
           Siemens AG (Industrial &
            Commercial).........................     24,000     988,984
                                                            -----------
                                                              6,808,873
                                                            -----------
         Hong Kong -- 4.8%
           Cnooc, Ltd. (Energy).................    696,000     928,066
           Denway Motors, Ltd. (Consumer
            Discretionary)......................  6,330,000   2,617,396
           Hang Lung Properties, Ltd. (Consumer
            Discretionary)......................    407,000     386,155
           Peregrine Investments Holdings, Ltd.
            (Finance)+(1).......................     91,000           0
                                                            -----------
                                                              3,931,617
                                                            -----------
         Hungary -- 0.8%
           OTP Bank Rt. (Finance)...............     67,600     660,906
                                                            -----------
         India -- 1.4%
           Ranbaxy Laboratories, Ltd. (Health
            Care)...............................     78,100   1,116,830
                                                            -----------
         Israel -- 1.5%
           Teva Pharmaceutical Industries, Ltd.
            ADR (Health Care)...................     29,100   1,212,015
                                                            -----------

                                                               Value
                  Security Description              Shares    (Note 3)
        ---------------------------------------------------------------

        Italy -- 4.3%
          Eni SpA (Energy)........................    59,000 $   787,263
          Riunione Adriatica di Sicurta SpA
           (Finance)..............................   218,400   2,711,831
                                                             -----------
                                                               3,499,094
                                                             -----------
        Japan -- 20.4%
          Aoyama Trading Co., Ltd. (Consumer
           Discretionary).........................   115,500   1,568,042
          Casio Computer Co. (Consumer
           Discretionary).........................   263,000   1,641,592
          Fanuc, Ltd. (Information Technology)....    34,100   1,484,429
          Kayaba Industry Co., Ltd. (Consumer
           Discretionary).........................   437,535     918,981
          Kddi Corp. (Information &
           Entertainment).........................       296     877,408
          Konica Corp. (Information &
           Entertainment).........................   170,000   1,351,937
          Nippon Steel Corp. (Materials).......... 1,103,000   1,326,496
          Nippon Yusen Kabushiki Kaisha
           (Industrial & Commercial)..............   405,000   1,406,310
          Nissan Motor Co., Ltd. (Consumer
           Discretionary).........................   141,700     948,067
          NOK Corp. (Consumer Discretionary)......    49,000     661,910
          Olympus Optical Co. (Health Care).......    51,000     794,317
          Osaka Gas Co., Ltd. (Utilities).........   370,000     980,817
          Pioneer Corp. (Information &
           Entertainment).........................    64,000   1,336,100
          Sanyo Electric Co., Ltd. (Information
           Technology)............................   292,000     801,253
          Sawai Pharmaceutical Co., Ltd. (Health
           Care)..................................    26,800     534,525
                                                             -----------
                                                              16,632,184
                                                             -----------
        Korea -- 0.5%
          Korea Electric Power Corp. (Utilities)..    30,800     440,703
                                                             -----------
        Mexico -- 1.9%
          Fomento Economico Mexicano SA de
           CV, Class B ADR (Consumer
           Staples)...............................    20,800     692,016
          Grupo Financiero BBVA Bancomer
           (Finance)+............................. 1,134,800     868,550
                                                             -----------
                                                               1,560,566
                                                             -----------
        Netherlands -- 8.7%
          ABN Amro Holdings NV (Finance)..........   195,300   2,852,944
          Koninklijke (Royal) KPN NV (Information
           Technology)+...........................   292,000   1,871,744
          Unilever NV (Consumer Staples)..........    39,600   2,354,920
                                                             -----------
                                                               7,079,608
                                                             -----------

        SunAmerica International Equity Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)

                                                               Value
                   Security Description             Shares    (Note 3)
         -------------------------------------------------------------
         COMMON STOCK (continued)
         Singapore -- 0.6%
           Venture Corp., Ltd. (Industrial &
            Commercial)...........................    65,000 $  515,712
                                                             ----------
         South Africa -- 0.7%
           Massmart Holdings, Ltd. (Consumer
            Discretionary)........................   247,800    546,440
                                                             ----------
         Spain -- 5.2%
           Altadis SA (Consumer Staples)..........    75,593  1,840,988
           Repsol YPF SA (Energy).................   121,800  1,755,355
           Union Fenosa SA (Utilities)............    50,800    645,173
                                                             ----------
                                                              4,241,516
                                                             ----------
         Sweden -- 3.4%
           Atlas Copco AB (Industrial &
            Commercial)...........................    83,400  1,649,311
           Hennes & Mauritz AB (Consumer
            Discretionary)........................    54,800  1,151,655
                                                             ----------
                                                              2,800,966
                                                             ----------
         Switzerland -- 5.4%
           Centerpulse AG (Health Care)+..........     4,370    933,050
           Novartis AG (Health Care)..............    76,800  2,839,821
           Zurich Financial Services AG (Finance).     7,600    645,710
                                                             ----------
                                                              4,418,581
                                                             ----------
         Thailand -- 2.6%
           Land & Houses Public Co., Ltd.
            (Consumer Discretionary).............. 5,837,000  1,021,526
           Siam Cement Public Co., Ltd.
            (Materials)+..........................    37,500  1,114,806
                                                             ----------
                                                              2,136,332
                                                             ----------

         United Kingdom -- 18.4%
           AstraZeneca, PLC (Health Care).........    23,900    814,165
           BHP Billiton, PLC (Materials)..........   293,600  1,469,873
           BP, PLC (Energy).......................   297,000  1,882,071

                                                 Shares/
                                                Principal
                                                  Amount       Value
               Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------

       United Kingdom (continued)
         British Sky Broadcasting Group, PLC
          (Information & Entertainment)+.....    138,200     $ 1,367,394
         Centrica, PLC (Utilities)...........    442,500       1,008,077
         Gus, PLC (Consumer
          Discretionary).....................    127,800         982,934
         HBOS, PLC (Finance).................    139,900       1,435,032
         HSBC Holdings, PLC (Finance)........    157,200       1,611,246
         Royal Bank of Scotland Group, PLC
          (Finance)..........................     78,210       1,760,118
         Signet Group, PLC (Consumer
          Discretionary).....................    648,500         765,572
         Vodafone Group, PLC ADR
          (Information Technology)...........    104,378       1,901,767
                                                             -----------
                                                              14,998,249
                                                             -----------

       United States -- 3.5%
         Anglo American, PLC ADR
          (Materials)........................     26,780         382,954
         Harmony Gold Mining Co., Ltd. ADR
          (Materials)........................     13,150         160,824
         Mobile Telesystems ADR
          (Information Technology)+..........      3,170         130,414
         News Corp., Ltd. ADR (Information &
          Entertainment).....................     55,300       1,432,270
         Unilever NV (Consumer Staples)@.....     12,200         725,168
                                                             -----------
                                                               2,831,630
                                                             -----------
       Total Common Stock
          (cost $81,335,814).................                 80,229,723
                                                             -----------
       PREFERRED STOCK -- 0.6%
       Germany -- 0.6%
         Porsche AG (Consumer
          Discretionary).....................      1,890         528,282
                                                             -----------
       Total Investment Securities -- 98.8%
          (cost $82,128,398).................                 80,758,005
                                                             -----------

        SunAmerica International Equity Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (unaudited) (continued)


                                                  Principal
                                                    Amount       Value
                Security Description            (in thousands)  (Note 3)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENTS -- 1.2%
       U.S. Government -- 1.2%
         United States Treasury Bills
          1.12% due 6/19/03@
          (cost $997,542)......................     $1,000     $  997,480
                                                               ----------
       REPURCHASE AGREEMENT -- 1.7%
         Agreement with State Street Bank &
          Trust Co., bearing interest at 0.5%,
          dated 3/31/03, to be repurchased
          4/01/03 in the amount of
          $1,357,019 and collateralized by
          $1,335,000 of United States
          Treasury Notes bearing interest at
          3.38%, due 4/30/04 and having an
          approximate value of $1,385,500
          (cost $1,357,000)@ . ................      1,357      1,357,000
                                                               ----------

                                                           Value
                   Security Description                   (Note 3)
           ---------------------------------------------------------
           TOTAL INVESTMENTS --
              (cost $84,482,940)................ 101.7% $83,112,485
           Liabilities in excess of other assets  (1.7)  (1,412,977)
                                                 -----  -----------
           NET ASSETS --                         100.0% $81,699,508
                                                 =====  ===========

--------
ADR--American Depository Receipt
+Non-income producing security
@The security or a portion thereof represents collateral for open futures contracts
(1)Fair valued security -- see Note 3.

Open Futures Contracts
----------------------

Number of                         Expiration  Value at   Value as of    Unrealized
Contracts       Description          Date    Trade Date March 31, 2003 Depreciation
--------- ----------------------- ---------- ---------- -------------- ------------
144 Long  Dow Jones STOXX 50      June 2003  $3,417,927   $3,279,362    $(138,564)
53 Long   Dow Jones Euro STOXX 50 June 2003   1,223,030    1,164,190      (58,840)
                                                                        ---------
                                                                        $(197,404)
                                                                        =========

See Notes to Financial Statements

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act 1940, as amended, (the "1940 Act") as an open-end diversified management investment company and is organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of seven different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by AIG SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Focused Dividend Strategy Portfolio ("Focused Dividend Strategy") (name changed from "Dogs" of Wall Street Fund effective January 2, 2003) and SunAmerica International Equity Fund ("International Equity Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

   Blue Chip Growth Fund seeks capital appreciation, primarily investing in equity securities of Blue Chip companies that demonstrate the potential for capital appreciation, issued by large-cap companies. At least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.
   Growth Opportunities Fund seeks capital appreciation, primarily investing in equity securities that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.
   New Century Fund seeks capital appreciation, investing in equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization.
   Growth and Income Fund seeks capital appreciation and current income, investing in equity securities issued by companies of any size, that pay dividends, demonstrate the potential for capital appreciation and/or are believed to be undervalued in the market.
   Balanced Assets Fund seeks capital appreciation and conservation of principal, maintaining a balanced portfolio of equity securities that demonstrate the potential for capital appreciation issued by companies with market capitalization of over $1.5 billion, and partly in high-quality bonds.
   Focused Dividend Strategy Portfolio (formerly "Dogs" of Wall Street Fund) seeks high total return (including capital appreciation and current income), employing a "buy and hold" strategy with thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market.
   International Equity Fund seeks capital appreciation, investing a majority of its total assets in foreign equity securities and other securities with equity characteristics of non-U.S. issuers located in at least three countries other than the U.S. and selected without regard to market capitalization. At least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)

   Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.
   Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 18 months of purchase.
   Class I, Class Z, and Class X are offered at net asset value per share.
     These classes are offered exclusively to participants in certain employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I, Class Z and Class X.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

   The Balanced Assets Fund, the Blue Chip Growth Fund, the Growth Opportunities Fund, and Growth and Income Fund, acquired all of the assets and liabilities of the North American Balanced Fund ("NA Balanced Fund"), the North American Large Cap Growth Fund ("NA Large Cap Growth Fund"), the North American Mid Cap Growth Fund ("NA Mid Cap Growth Fund") and the North American Growth & Income Fund ("NA Growth & Income Fund"), respectively. In conjunction with the reorganizations, the SA Funds are the surviving entities.

   The SunAmerica Style Select Series, Inc. International Equity Portfolio, ("SA International Equity Portfolio") was reorganized into the SunAmerica International Equity Fund ("International Equity Fund"), a newly created portfolio of the SunAmerica Equity Funds. The International Equity Fund acquired all of the assets and liabilities of the North American Global Equity Fund ("NA Global Equity Fund"), the North American International Equity Fund ("NA International Equity Fund") and the North American International Small Cap Fund ("NA International Small Cap Fund"). In conjunction with the reorganization, the SA International Equity Portfolio is the surviving entity. However, based on accounting principles generally accepted in the United States of America, from a financial reporting standpoint, the SunAmerica Style Select Series, Inc. International Equity Portfolio is the surviving entity in this reorganization.

   All shares of the NA Funds Class A, Class B, Class C and Class I were exchanged, tax free, for shares of the surviving SA Funds Class A, Class B, Class II and Class I shares, respectively.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

    Net assets of SA Balanced Assets Fund prior to merger............................ $371,042,518
    Net assets of NA Balanced Fund prior to merger................................... $ 45,882,834
                                                                                      ------------
    Aggregate net assets of SA Balanced Assets Fund following the acquisition........ $416,925,352
                                                                                      ------------
    Unrealized depreciation in NA Balanced Fund...................................... $ (1,150,770)

    Net assets of SA Blue Chip Growth Fund prior to merger........................... $140,372,588
    Net assets of NA Large Cap Growth Fund prior to merger........................... $ 49,623,653
                                                                                      ------------
    Aggregate net assets of SA Blue Chip Growth Fund following the acquisition....... $189,996,241
                                                                                      ------------
    Unrealized depreciation in NA Large Cap Growth Fund.............................. $   (664,756)

    Net assets of SA Growth Opportunities Fund prior to merger....................... $209,788,850
    Net assets of NA Mid Cap Growth Fund prior to merger............................. $ 36,916,105
                                                                                      ------------
    Aggregate net assets of SA Growth Opportunities Fund following the acquisition... $246,704,955
                                                                                      ------------
    Unrealized depreciation in NA Mid Cap Growth Fund................................ $(12,626,899)

    Net assets of SA Growth and Income Fund prior to merger.......................... $220,505,849
    Net assets of NA Growth & Income Fund prior to merger............................ $211,587,665
                                                                                      ------------
    Aggregate net assets of SA Growth and Income Fund following the acquisition...... $432,093,514
                                                                                      ------------

    Unrealized appreciation in NA Growth & Income Fund............................... $ 32,484,119

    Net assets of SA International Equity Portfolio prior to merger.................. $ 70,062,710
    Net assets of NA Global Equity Fund prior to merger.............................. $ 16,132,268
    Net assets of NA International Equity Fund prior to merger....................... $ 39,407,291
    Net assets of NA International Small Cap Fund prior to merger.................... $ 12,430,366
                                                                                      ------------
    Aggregate net assets of International Equity Fund following the acquisition...... $138,032,635
                                                                                      ------------
    Unrealized depreciation in NA Global Equity Fund................................. $   (648,941)
    Unrealized depreciation in NA International Equity Fund.......................... $ (9,929,038)
    Unrealized appreciation in NA International Small Cap Fund....................... $    690,813

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Effective April 15, 2003, securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

   Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2003, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund, Balanced Assets Fund and Focused Dividend Strategy Portfolio had a 1.5%, 5.3%, 2.6%, 0.3%, 2.5% and 0.2% undivided interest, respectively, which represented $5,641,000, $20,133,000, $9,967,000, $1,017,000, $9,327,000 and $782,000 respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   State Street Bank & Trust Co. Repurchase Agreement 1.15% dated 3/31/03, in the principal amount of $377,283,000, repurchase price $377,295,052 due 4/01/03, collateralized by the following:

Type of Collateral  Interest Rate Maturity Date Principal Amount Market Value
------------------  ------------- ------------- ---------------- ------------
U.S. Treasury Bills     1.15%       9/25/2003     $387,200,000   $384,876,800

   As of March 31, 2003, Balanced Assets Fund had a 10.00% undivided interest which represented $30,000,000 in principal amount in a joint repurchase agreement with UBS Warburg, LLC. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   UBS Warburg, LLC. Repurchase Agreement, 1.32% dated 3/31/03, in the principal amount of $300,000,000, repurchase price $300,011,000 due 4/01/03, collateralized by the following:

Type of Collateral  Interest Rate Maturity Date Principal Amount Market Value
------------------  ------------- ------------- ---------------- ------------
U.S. Treasury Bonds     7.88%       2/15/2021     $200,000,000   $276,914,365
U.S. Treasury Bonds     8.00%      11/15/2021       21,909,000     31,550,170

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. For federal income tax purposes, the Funds, except Growth and Income Fund, do not amortize market premiums or accrete market discounts except original issue discounts for which amortization is required for federal income tax purposes.

   Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the Focused Dividend Strategy Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations. As of March 31, 2003 the unamortized balance is $148 which will be amortized over the remaining amortization period of three months.

   The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund, Focused Dividend Strategy Portfolio and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

   The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income to their shareholders. Therefore, no federal income tax or excise tax provisions are required. Each Fund is considered a separate entity for tax purposes.

   Investment Securities Loaned: For the period ended March 31, 2003, the Balanced Assets Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Fund receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Fund may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Fund may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

   As of March 31, 2003, the Balanced Assets Fund loaned securities with a value of $36,170,628 and received collateral of $36,990,000 for these loans. In addition, on March 31, 2003, $24,000,000 par amount of the total securities on loan, with a value of $24,030,000, was sold for settlement on April 1, 2003.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   Forward Foreign Currency Contracts: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. There were no forward currency contracts outstanding as of March 31, 2003.

   Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures market involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)

   subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

   Transactions in call and put options written during the period ended March 31, 2003 for New Century Fund are summarized as follows:

                      Written Options
                    -------------------
                    Number of  Premiums
                    Contracts  Received
                    --------- ---------
Beginning of period    (380)  $(184,628)
Written............  (1,751)   (681,926)
Closed.............   2,007     841,531
Expired............     124      25,023
Exercised..........      --          --
                     ------   ---------
End of the period..      --   $      --
                     ======   =========

   INDEMNIFICATIONS: Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement
   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the Focused Dividend Strategy Fund and International Equity Fund which pay at an annual rate of .35% and 1.00%, respectively, of the Fund's average daily net assets. For the period ended March 31, 2003, SAAMCo earned fees in the amounts stated on the Statement of Operations. The

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)

   International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AIGGIC receives an annual fee of .47% of the average daily net assets of the Fund, which is paid by SAAMCo.

   For the period ended March 31, 2003 SAAMCo has agreed to reimburse expenses as follows:

              Blue Chip Growth Fund Class I............... $31,723
              Growth Opportunities Fund Class I...........  12,539
              Growth Opportunities Fund Class X...........   2,296
              New Century Fund Class II...................   8,446
              New Century Fund Class I....................  11,320
              New Century Fund Class Z....................  12,014
              Growth and Income Fund Class Z..............  11,434
              Growth and Income Fund Class I..............  23,960
              Balanced Assets Fund Class I................   4,339
              Focused Dividend Strategy Portfolio Class A.  16,754
              Focused Dividend Strategy Portfolio Class B.  26,901
              Focused Dividend Strategy Portfolio Class II  25,705
              International Equity Fund Class A...........  42,031
              International Equity Fund Class B...........  17,165
              International Equity Fund Class II..........  27,057
              International Equity Fund Class I...........  27,375

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)

   Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended March 31, 2003, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing additional shareholder services to Class I shareholders. For the period ended March 31, 2003, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the period ended March 31, 2003, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                      Class A                      Class B
                                    ------------------------------------------- -------------
                                                                                 Contingent
                                                    Affiliated   Non-affiliated   Deferred
                                    Sales Charges Broker-dealers Broker-dealers Sales Charges
                                    ------------- -------------- -------------- -------------
Blue Chip Growth Fund..............   $ 38,864       $ 16,196       $ 17,707      $ 55,707
Growth Opportunities Fund..........     62,244         28,425         25,522        66,748
New Century Fund...................     41,568         19,801         16,369        15,954
Growth and Income Fund.............     77,936         30,342         31,428       152,071
Balanced Assets Fund...............    210,952        127,482         55,391        94,403
Focused Dividend Strategy Portfolio    512,900         20,305        421,753        37,786
International Equity Fund..........     33,520          6,658         13,382        33,136

                                                     Class II                     Class II
                                    ------------------------------------------- -------------
                                                                                 Contingent
                                                    Affiliated   Non-affiliated   Deferred
                                    Sales Charges Broker-dealers Broker-dealers Sales Charges
                                    ------------- -------------- -------------- -------------
Blue Chip Growth Fund..............   $  2,349       $    943       $  1,406      $  1,115
Growth Opportunities Fund..........      6,193          1,153          5,040         2,073
New Century Fund...................        485            255            230           716
Growth and Income Fund.............      9,291          1,644          7,647         4,828
Balanced Assets Fund...............      6,884          1,352          5,532         2,079
Focused Dividend Strategy Portfolio    107,789          1,472        106,317         6,165
International Equity Fund..........     14,716            574         14,142        29,844

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   The Trust has entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the period ended March 31, 2003, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                          Expenses                         Payable at March 31, 2003
           -              ----------------------------------------- ----------------------------------------
Fund                      Class A  Class B Class II Class I Class X Class A Class B Class II Class I Class X
----                      -------- ------- -------- ------- ------- ------- ------- -------- ------- -------
Blue Chip Growth Fund.... $ 67,289 $33,982 $ 8,248  $18,496 $   --  $10,921 $ 5,306  $1,267  $3,155  $   --
Growth Opportunities Fund   58,822  38,009  20,021    3,663  4,621    9,769   6,145   3,156     629   1,036
New Century Fund.........   81,227  23,589   2,423    3,938     --   13,229   3,445     367     675      --
Growth & Income Fund.....   77,286  86,900  62,426   11,828     --   12,033  13,179   9,343   2,023      --
Balanced Assets Fund.....  195,719  64,296  32,519    4,922     --   31,840   9,685   5,019     821      --
Focused Dividend Strategy
 Portfolio...............   16,486  29,340  29,426       --     --    4,010   5,648   6,442      --      --
International Equity Fund   35,933  27,059  16,260   18,472           6,131   4,138   2,495   3,127      --

   As of March 31, 2003, the Variable Annuity Life Insurance Company ('VALIC') an indirectly wholly owned subsidiary of AIG, held more than five percent of the indicated Funds' classes:

Fund                              VALIC
----                              -----
Blue Chip Growth Fund Class I....  12%
Growth Opportunities Fund Class I  90
Growth and Income Fund Class I...   8
Balanced Asset Fund Class I......  87
International Equity Fund Class A   5
International Equity Fund Class B   6
International Equity Fund Class I  19

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended March 31, 2003 were as follows:


                                                                                                          Focused
                                         Blue Chip     Growth         New      Growth and                Dividend   International
                                          Growth    Opportunities   Century      Income     Balanced     Strategy      Equity
                                           Fund         Fund         Fund         Fund     Assets Fund   Portfolio      Fund
                                        ----------- ------------- ----------- ------------ ------------ ----------- -------------
Purchases (excluding U.S. government
 securities)........................... $46,116,299 $ 99,437,790  $62,669,858 $ 75,466,318 $140,767,612 $63,043,433  $81,721,077
Sales and maturities (excluding U.S.
 government securities)................  53,110,205  118,410,143   71,545,528  109,538,879  141,591,034  19,750,455   83,096,347
Purchases of U.S. government
 securities............................          --           --           --           --  594,789,534          --           --
Sales and maturities of U.S. government
 securities............................          --           --           --           --  596,174,572          --           --


Note 6. Federal Income Taxes

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                                                         Focused
                   Blue Chip      Growth         New       Growth and     Balanced      Dividend    International
                    Growth     Opportunities   Century       Income        Assets       Strategy       Equity
                     Fund          Fund         Fund          Fund          Fund        Portfolio       Fund
                 ------------  ------------- -----------  ------------  ------------  ------------  -------------
Cost (tax basis) $126,601,483  $117,274,457  $97,259,580  $229,867,638  $310,282,357  $106,114,509   $88,178,810
                 ============  ============  ===========  ============  ============  ============   ===========
Appreciation....    2,751,960     7,518,118    6,930,466     4,099,359     5,190,121     1,499,293     3,433,433
Depreciation....  (18,826,316)  (16,084,407)  (9,134,958)  (40,174,103)  (29,026,464)  (18,754,110)   (8,499,758)
                 ------------  ------------  -----------  ------------  ------------  ------------   -----------
Net unrealized
 depreciation... $(16,074,356) $ (8,566,289) $(2,204,492) $(36,074,744) $(23,836,343) $(17,254,817)  $(5,066,325)
                 ============  ============  ===========  ============  ============  ============   ===========

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   The tax basis components of distributable earnings differ from the amounts reflected in the Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies and derivative transactions. Also included in the tables below are the capital loss carryforwards at September 30, 2002.

   The tax character of distributions paid during the period ended September 30, 2001, except for International Equity, which is for the period ended October 31, 2001, were as follows:

                                              Distributions paid from:
                                    --------------------------------------------
                                     Ordinary   Net Long Term   Total taxable
                                      Income    Capital Gains distributions paid
                                    ----------- ------------- ------------------
Blue Chip Growth Fund.............. $ 9,017,188  $18,912,812     $27,930,000
Growth Opportunities Fund..........  13,549,022   17,540,978      31,090,000
New Century Fund...................  46,314,968   35,765,032      82,080,000
Growth and Income Fund.............   9,420,293   16,709,707      26,130,000
Balanced Assets Fund...............   4,708,313   50,694,900      55,403,213
Focused Dividend Strategy Portfolio     875,002           --         875,002
International Equity Fund..........          --    8,079,816       8,079,816

   The tax character of distributions paid during the period ended September 30, 2002 were as follows:

                                             Distributions paid from:
                                    -------------------------------------------
                                     Ordinary  Net Long Term   Total taxable
                                      Income   Capital Gains distributions paid
                                    ---------- ------------- ------------------
Blue Chip Growth Fund.............. $       --     $  --         $       --
Growth Opportunities Fund..........         --        --                 --
New Century Fund...................         --        --                 --
Growth and Income Fund.............         --        --                 --
Balanced Assets Fund...............  4,483,373        --          4,483,373
Focused Dividend Strategy Portfolio    720,017        --            720,017
International Equity Fund..........         --        --                 --

   As of September 30, 2002 the components or accumulated earnings (deficit) on a tax basis were as follows:

                                    Undistributed  Accumulated     Unrealized
                                      Ordinary     Capital and   Appreciation/
                                       Income      Other Losses  (Depreciation)
                                    ------------- -------------  --------------
Blue Chip Growth Fund..............   $     --    $ (80,367,686)  $(30,158,907)
Growth Opportunities Fund..........         --     (237,143,380)   (28,784,800)
New Century Fund...................         --     (131,329,300)   (15,358,644)
Growth and Income Fund.............         --      (57,912,195)   (61,322,025)
Balanced Assets Fund...............    309,030      (77,171,652)   (39,544,436)
Focused Dividend Strategy Portfolio    586,432      (18,490,937)   (14,072,020)
International Equity Fund..........         --      (62,790,310)   (23,038,345)

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


   The following net realized capital loss carryforwards as of September 30, 2002 may be utilized to offset future capital gains:

                                    Capital Loss
                                    Carryforward Expiration Date
                                    ------------ ---------------
Blue Chip Growth Fund.............. $ 29,264,594      2008
                                      13,804,345      2010
Growth Opportunities Fund..........   16,910,064      2008
                                         151,316      2009
                                     150,862,096      2010
New Century Fund...................   16,101,895      2009
                                      81,462,574      2010
Growth and Income Fund.............    2,391,114      2007
                                      13,448,714      2009
                                      21,417,395      2010
Balanced Assets Fund...............    2,378,112      2007
                                       7,400,729      2008
                                         536,524      2009
                                      24,904,988      2010
Focused Dividend Strategy Portfolio   16,192,352      2009
                                       2,298,585      2010
International Equity Fund..........    2,339,194      2007
                                      20,702,096      2008
                                      24,347,526      2009
                                      15,401,494      2010

   Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the fund's next taxable year. For the period ended September 30, 2002 the amount of each fund's respective deferral is:

                                        Post October           Post October
                                    Capital Loss Deferral Currency Loss Deferral
                                    --------------------- ----------------------
Blue Chip Growth Fund..............      $37,298,747             $     --
Growth Opportunities Fund..........       69,218,219                1,685
New Century Fund...................       33,764,831                   --
Growth and Income Fund.............       20,654,972                   --
Balanced Assets Fund...............       41,951,299                   --
Focused Dividend Strategy Portfolio               --                   --
International Equity Fund..........               --                   --

   To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   As a result of reorganizations into some of these portfolios during the period ended September 30, 2002 as discussed in Note 2, certain capital loss carryforwards may be subject to limitations pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                             Blue Chip Growth Fund
                 ------------------------------------------------------------------------------------------------------------
                                        Class A                                                Class B
                 ----------------------------------------------------  ------------------------------------------------------
                           For the                                                For the
                      six months ended                For the                six months ended                 For the
                       March 31, 2003               year ended                March 31, 2003                year ended
                         (unaudited)            September 30, 2002              (unaudited)             September 30, 2002
                 -------------------------   ------------------------  --------------------------    ------------------------
                    Shares        Amount       Shares       Amount        Shares         Amount        Shares       Amount
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Shares sold.....    380,298*  $  4,475,780*   2,209,045  $ 32,903,313     345,392    $  3,731,361       567,170  $  7,919,383
Shares issued by
 merger.........         --             --      342,023     5,573,062          --              --     1,314,944    19,715,764
Reinvested
 dividends......         --             --           --            --          --              --            --            --
Shares Redeemed.   (613,511)    (7,121,256)  (2,937,371)  (42,702,504)   (687,450)*    (7,338,532)*  (1,443,216)  (18,965,425)
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Net increase
 (decrease).....   (233,213)  $ (2,645,476)    (386,303) $ (4,226,129)   (342,058)   $ (3,607,171)      438,898  $  8,669,722
                 ==========   ============   ==========  ============  ==========    ============    ==========  ============
                                                             Blue Chip Growth Fund
                 ------------------------------------------------------------------------------------------------------------
                                       Class II                                                Class I
                 ----------------------------------------------------  ------------------------------------------------------
                           For the                                                For the                 For the period
                      six months ended                For the                six months ended            November 16, 2001
                       March 31, 2003               year ended                March 31, 2003                  through
                         (unaudited)            September 30, 2002              (unaudited)             September 30, 2002+
                 -------------------------   ------------------------  --------------------------    ------------------------
                    Shares        Amount       Shares       Amount        Shares         Amount        Shares       Amount
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Shares sold.....    149,282   $  1,616,969      488,009  $  6,981,255     434,835    $  5,047,487     1,143,574  $ 16,403,921
Shares issued by
 merger.........         --             --      531,651     7,964,115          --              --     1,004,682    16,370,712
Reinvested
 dividends......         --             --           --            --          --              --            --            --
Shares Redeemed.   (251,828)    (2,699,320)    (728,565)   (9,935,678)   (354,446)     (4,117,542)     (749,911)  (10,704,967)
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Net increase
 (decrease).....   (102,546)  $ (1,082,351)     291,095  $  5,009,692      80,389    $    929,945     1,398,345  $ 22,069,666
                 ==========   ============   ==========  ============  ==========    ============    ==========  ============
                                                           Growth Opportunities Fund
                 ------------------------------------------------------------------------------------------------------------
                                        Class A                                                Class B
                 ----------------------------------------------------  ------------------------------------------------------
                           For the                                                For the
                      six months ended                For the                six months ended                 For the
                       March 31, 2003               year ended                March 31, 2003                year ended
                         (unaudited)            September 30, 2002              (unaudited)             September 30, 2002
                 -------------------------   ------------------------  --------------------------    ------------------------
                    Shares        Amount       Shares       Amount        Shares         Amount        Shares       Amount
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Shares sold.....  1,218,657** $ 13,526,378**  4,123,177  $ 64,909,821     758,985    $  7,788,191       658,546  $ 10,068,238
Shares issued by
 merger.........         --             --      323,130     5,847,322          --              --       893,860    14,841,199
Reinvested
 dividends......         --             --           --            --          --              --            --            --
Shares Redeemed. (1,365,509)   (14,851,122)  (5,272,472)  (81,655,877) (1,021,852)**  (10,167,191)** (1,781,217)  (24,538,516)
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Net increase
 (decrease).....   (146,852)  $ (1,324,744)    (826,165) $(10,898,734)   (262,867)   $ (2,379,000)     (228,811) $    370,921
                 ==========   ============   ==========  ============  ==========    ============    ==========  ============

--------
+ Inception date of the Class was November 16, 2001 (See Note 2).
* Includes automatic conversion of 140,073 shares of Class B shares in the amount of $1,515,483 to 127,774 shares of Class A shares in the amount of $1,515,483.
** Includes automatic conversion of 109,013 shares of Class B shares in the amount of $1,109,830 to 99,341 shares of Class A shares in the amount of $1,109,830.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                                             Growth Opportunities Fund
                        ---------------------------------------------------------------------------------------------------
                                            Class II                                           Class I
                        ------------------------------------------------  -------------------------------------------------
                                For the                                           For the               For the period
                           six months ended              For the              six months ended         November 16, 2001
                            March 31, 2003             year ended              March 31, 2003               through
                              (unaudited)          September 30, 2002           (unaudited)           September 30, 2002+
                        ----------------------  ------------------------  ----------------------   ------------------------
                         Shares      Amount       Shares       Amount       Shares      Amount       Shares       Amount
                        --------  ------------  ----------  ------------  --------   -----------   ----------  ------------
Shares sold............  235,878  $  2,393,053     699,556  $ 10,804,828    24,398   $   263,556      364,651  $  5,965,103
Shares issued by merger       --            --     514,704     8,538,850        --            --      424,911     7,688,734
Reinvested dividends...       --            --          --            --        --            --           --            --
Shares Redeemed........ (467,562)   (4,592,224) (1,525,094)  (21,731,395)  (21,467)     (234,157)    (484,210)   (7,243,068)
                        --------  ------------  ----------  ------------  --------   -----------   ----------  ------------
Net increase (decrease) (231,684) $ (2,199,171)   (310,834) $ (2,387,717)    2,931   $    29,399      305,352  $  6,410,769
                        ========  ============  ==========  ============  ========   ===========   ==========  ============

                                    Growth Opportunities Fund
                        ------------------------------------------------
                                             Class X
                        ------------------------------------------------
                          For the six months         For the period
                         ended March 31, 2003    March 19, 2002 through
                              (unaudited)         September 30, 2002++
                        ----------------------  ------------------------
                         Shares      Amount       Shares       Amount
                        --------  ------------  ----------  ------------
Shares sold............  290,670  $  3,182,388     250,660  $  3,342,692
Reinvested dividends...       --            --          --            --
Shares Redeemed........  (16,134)     (176,988)     (1,726)      (19,244)
                        --------  ------------  ----------  ------------
Net increase (decrease)  274,536  $  3,005,400     248,934  $  3,323,448
                        ========  ============  ==========  ============

                                                                  New Century Fund
                        ---------------------------------------------------------------------------------------------------
                                             Class A                                           Class B
                        ------------------------------------------------  -------------------------------------------------
                          For the six months                                 For the six months
                         ended March 31, 2003      For the year ended       ended March 31, 2003      For the year ended
                              (unaudited)          September 30, 2002           (unaudited)           September 30, 2002
                        ----------------------  ------------------------  ----------------------   ------------------------
                         Shares      Amount       Shares       Amount       Shares      Amount       Shares       Amount
                        --------  ------------  ----------  ------------  --------   -----------   ----------  ------------
Shares sold............  715,497* $  8,204,598*  3,121,849  $ 44,494,875   259,360   $ 2,717,716      636,691  $  8,219,431
Reinvested dividends...       --            --          --            --        --            --           --            --
Shares Redeemed........ (899,636)  (10,167,632) (4,159,460)  (58,198,126) (739,649)*  (7,541,998)* (1,635,537)  (19,878,776)
                        --------  ------------  ----------  ------------  --------   -----------   ----------  ------------
Net increase (decrease) (184,139) $ (1,963,034) (1,037,611) $(13,703,251) (480,289)  $(4,824,282)    (998,846) $(11,659,345)
                        ========  ============  ==========  ============  ========   ===========   ==========  ============

                                                                  New Century Fund
                        ---------------------------------------------------------------------------------------------------
                                            Class II                                           Class I
                        ------------------------------------------------  -------------------------------------------------
                                                                                                        For the period
                          For the six months                                 For the six months        November 16, 2001
                         ended March 31, 2003      For the year ended       ended March 31, 2003            through
                              (unaudited)          September 30, 2002           (unaudited)           September 30, 2002+
                        ----------------------  ------------------------  ----------------------   ------------------------
                         Shares      Amount       Shares       Amount       Shares      Amount       Shares       Amount
                        --------  ------------  ----------  ------------  --------   -----------   ----------  ------------
Shares sold............   31,418  $    324,434     293,199  $  3,726,776   111,935   $ 1,262,833      775,811  $ 10,894,673
Reinvested dividends...       --            --          --            --        --            --           --            --
Shares Redeemed........  (78,012)     (794,270)   (427,598)   (5,364,269)  (84,762)     (959,793)    (475,528)   (6,728,425)
                        --------  ------------  ----------  ------------  --------   -----------   ----------  ------------
Net increase (decrease)  (46,594) $   (469,836)   (134,399) $ (1,637,493)   27,173   $   303,040      300,283  $  4,166,248
                        ========  ============  ==========  ============  ========   ===========   ==========  ============

--------
+ Inception date of the Class was November 16, 2001 (See Note 2).
++ Inception date of the Class was March 19, 2002.
* Includes automatic conversion of 334,723 shares of Class B shares in the amount of $3,422,046 to 301,147 shares of Class A shares in the amount of $3,422,046.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                         New Century Fund
                        --------------------------------------------------
                                              Class Z
                        --------------------------------------------------
                        For the six months ended
                             March 31, 2003          For the year ended
                               (unaudited)           September 30, 2002
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............      7,199  $     86,274      37,395  $    558,550
Reinvested dividends...         --            --          --            --
Shares Redeemed........   (107,974)   (1,279,831)    (38,860)     (576,422)
                        ----------  ------------  ----------  ------------
Net increase (decrease)   (100,775) $ (1,193,557)     (1,465) $    (17,872)
                        ==========  ============  ==========  ============

                                                                 Growth and Income Fund
                        --------------------------------------------------------------------------------------------------------
                                              Class A                                              Class B
                        --------------------------------------------------  ----------------------------------------------------
                                 For the                                              For the
                            six months ended               For the               six months ended                For the
                             March 31, 2003              year ended               March 31, 2003               year ended
                               (unaudited)           September 30, 2002             (unaudited)            September 30, 2002
                        ------------------------  ------------------------  -------------------------   ------------------------
                          Shares       Amount       Shares       Amount        Shares        Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------   ------------   ----------  ------------
Shares sold............    727,766* $  6,789,523*  2,073,219  $ 23,582,760     319,219   $  2,862,440      993,721  $ 11,089,163
Shares issued by merger         --            --   3,372,884    41,456,992          --             --    5,213,362    61,668,231
Reinvested dividends...         --            --          --            --          --             --           --            --
Shares Redeemed........ (1,634,577)  (15,045,283) (4,213,760)  (47,236,696) (1,776,716)*  (15,625,294)* (5,841,390)  (62,713,373)
                        ----------  ------------  ----------  ------------  ----------   ------------   ----------  ------------
Net increase (decrease)   (906,811) $ (8,255,760)  1,232,343  $ 17,803,056  (1,457,497)  $(12,762,854)     365,693  $ 10,044,021
                        ==========  ============  ==========  ============  ==========   ============   ==========  ============

                                                                 Growth and Income Fund
                        --------------------------------------------------------------------------------------------------------
                                             Class II                                              Class I
                        --------------------------------------------------  ----------------------------------------------------
                                 For the                                              For the
                            six months ended               For the               six months ended            For the period
                             March 31, 2003              year ended               March 31, 2003        November 16, 2001 through
                               (unaudited)           September 30, 2002             (unaudited)            September 30, 2002+
                        ------------------------  ------------------------  -------------------------   ------------------------
                          Shares       Amount       Shares       Amount        Shares        Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------   ------------   ----------  ------------
Shares sold............    214,072  $  1,898,355     480,079  $  5,355,585     383,769   $  3,526,084      735,511  $  8,032,714
Shares issued by merger         --            --   8,160,101    96,338,378          --             --      986,432    12,124,064
Reinvested dividends...         --            --          --            --          --             --           --            --
Shares Redeemed........ (1,498,356)  (13,136,271) (4,189,878)  (45,281,773)   (287,223)    (2,642,293)    (609,426)   (6,733,928)
                        ----------  ------------  ----------  ------------  ----------   ------------   ----------  ------------
Net increase (decrease) (1,284,284) $(11,237,916)  4,450,302  $ 56,412,190      96,546   $    883,791    1,112,517  $ 13,422,850
                        ==========  ============  ==========  ============  ==========   ============   ==========  ============

                                      Growth and Income Fund
                        --------------------------------------------------
                                              Class Z
                        --------------------------------------------------
                                 For the
                            six months ended               For the
                             March 31, 2003              year ended
                               (unaudited)           September 30, 2002
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------
Shares sold............      6,055  $     58,668      16,406  $    185,247
Shares issued by merger         --            --          --            --
Reinvested dividends...         --            --          --            --
Shares Redeemed........    (36,944)     (349,806)    (10,159)     (119,330)
                        ----------  ------------  ----------  ------------
Net increase (decrease)    (30,889) $   (291,138)      6,247  $     65,917
                        ==========  ============  ==========  ============

--------
+ Inception date of the Class was November 16, 2001 (See Note 2).
* Includes automatic conversion of 351,524 shares of Class B shares in the amount of $3,139,503 to 335,852 shares of Class A shares in the amount of $3,139,503.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                                             Balanced Assets Fund
                 ------------------------------------------------------------------------------------------------------------
                                        Class A                                                Class B
                 ----------------------------------------------------  ------------------------------------------------------
                           For the                                                For the
                      six months ended                For the                six months ended                 For the
                       March 31, 2003               year ended                March 31, 2003                year ended
                         (unaudited)            September 30, 2002              (unaudited)             September 30, 2002
                 -------------------------   ------------------------  --------------------------    ------------------------
                    Shares        Amount       Shares       Amount        Shares         Amount        Shares       Amount
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Shares sold.....  1,195,676*  $ 14,068,884*   2,306,922  $ 30,817,176     328,734    $  3,869,201       892,674  $ 11,953,997
Shares issued
 by merger......         --             --      484,023     6,914,889          --              --       771,908    10,984,990
Reinvested
 dividends......     38,717        450,662      229,227     3,004,729       4,866          56,449        51,566       677,527
Shares Redeemed. (2,083,216)   (24,451,996)  (4,782,634)  (63,316,371) (1,489,761)*   (17,435,557)*  (3,461,561)  (45,850,632)
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Net increase
 (decrease).....   (848,823)  $ (9,932,450)  (1,762,462) $(22,579,577) (1,156,161)   $(13,509,907)   (1,745,413) $(22,234,118)
                 ==========   ============   ==========  ============  ==========    ============    ==========  ============

                                                             Balanced Assets Fund
                 ------------------------------------------------------------------------------------------------------------
                                       Class II                                                Class I
                 ----------------------------------------------------  ------------------------------------------------------
                           For the                                                For the                 For the period
                      six months ended                For the                six months ended            November 16, 2001
                       March 31, 2003               year ended                March 31, 2003                  through
                         (unaudited)            September 30, 2002              (unaudited)             September 30, 2002+
                 -------------------------   ------------------------  --------------------------    ------------------------
                    Shares        Amount       Shares       Amount        Shares         Amount        Shares       Amount
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Shares sold.....    105,820   $  1,231,080      339,113  $  4,539,180      20,734    $    244,039        56,884  $    762,114
Shares issued
 by merger......         --             --    1,615,653    23,016,932          --              --       347,599     4,966,023
Reinvested
 dividends......      2,584         29,996       24,302       317,979       1,125          13,103         5,794        75,701
Shares Redeemed.   (514,094)    (6,005,274)  (1,116,939)  (14,839,888)    (38,151)       (448,209)      (32,300)     (418,062)
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Net increase
 (decrease).....   (405,690)  $ (4,744,198)     862,129  $ 13,034,203     (16,292)   $   (191,067)      377,977  $  5,385,776
                 ==========   ============   ==========  ============  ==========    ============    ==========  ============
                                                      Focused Dividend Strategy Portfolio
                 ------------------------------------------------------------------------------------------------------------
                                        Class A                                                Class B
                 ----------------------------------------------------  ------------------------------------------------------
                           For the                                                For the
                      six months ended                For the                   year ended                    For the
                       March 31, 2003               year ended                March 31, 2003                year ended
                         (unaudited)            September 30, 2002              (unaudited)             September 30, 2002
                 -------------------------   ------------------------  --------------------------    ------------------------
                    Shares        Amount       Shares       Amount        Shares         Amount        Shares       Amount
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Shares sold.....  1,766,839** $ 17,856,625**    849,153  $  9,939,492   1,506,827    $ 15,385,212       672,262  $  7,678,776
Reinvested
 dividends......      8,838         84,841       11,876       133,371       9,647          92,414        19,651       220,089
Shares Redeemed.   (307,975)    (3,064,858)    (662,078)   (7,607,615)   (310,512)**   (3,097,509)**   (639,694)   (7,180,243)
                 ----------   ------------   ----------  ------------  ----------    ------------    ----------  ------------
Net increase
 (decrease).....  1,467,702   $ 14,876,608      198,951  $  2,465,248   1,205,962    $ 12,380,117        52,219  $    718,622
                 ==========   ============   ==========  ============  ==========    ============    ==========  ============
                          Focused Dividend Strategy Portfolio
                 ----------------------------------------------------
                                       Class II
                 ----------------------------------------------------
                           For the
                      six months ended                For the
                       March 31, 2003               year ended
                         (unaudited)            September 30, 2002
                 -------------------------   ------------------------
                    Shares        Amount       Shares       Amount
                 ----------   ------------   ----------  ------------
Shares sold.....  2,124,934   $ 21,343,143      427,622  $  4,900,208
Reinvested
 dividends......     10,606        101,609       21,621       242,156
Shares Redeemed.   (288,607)    (2,857,016)    (522,926)   (5,928,985)
                 ----------   ------------   ----------  ------------
Net increase
 (decrease).....  1,846,933   $ 18,587,736      (73,683) $   (786,621)
                 ==========   ============   ==========  ============

--------
+ Inception date of the Class was November 16, 2001 (See Note 2).
* Includes automatic conversion of 500,391 shares of Class B shares in the amount of $5,863,045 to 498,217 shares of Class A shares in the amount of $5,863,045.
** Includes automatic conversion of 3,487 shares of Class B shares in the amount of $36,719 to 3,462 shares of Class A shares in the amount of $36,719.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                                   International Equity Portfolio
                        ------------------------------------------------------------------------------------
                                                               Class A
                        ------------------------------------------------------------------------------------
                          For the six months ended
                               March 31, 2003         For the eleven months ended     For the year ended
                                 (unaudited)              September 30, 2002           October 31, 2001
                        ---------------------------   --------------------------  --------------------------
                           Shares         Amount         Shares        Amount        Shares        Amount
                        -----------   -------------   -----------  -------------  -----------  -------------
Shares sold............  19,923,088*  $ 144,411,931*   20,902,681  $ 181,185,349   49,794,994  $ 567,609,370
Shares issued by merger          --              --     1,748,199     15,894,877           --             --
Reinvested dividends...          --              --            --             --      240,533      3,066,855
Shares Redeemed........ (20,030,724)   (146,115,561)  (20,985,189)  (184,189,687) (50,684,223)  (583,229,973)
                        -----------   -------------   -----------  -------------  -----------  -------------
Net increase (decrease)    (107,636)  $  (1,703,630)    1,665,691  $  12,890,539     (648,696) $ (12,553,748)
                        ===========   =============   ===========  =============  ===========  =============

                                                   International Equity Portfolio
                        ------------------------------------------------------------------------------------
                                                               Class B
                        ------------------------------------------------------------------------------------
                          For the six months ended
                               March 31, 2003         For the eleven months ended     For the year ended
                                 (unaudited)              September 30, 2002           October 31, 2001
                        ---------------------------   --------------------------  --------------------------
                           Shares         Amount         Shares        Amount        Shares        Amount
                        -----------   -------------   -----------  -------------  -----------  -------------
Shares sold............     162,736   $   1,132,691       390,843  $   3,362,451    1,104,700  $  11,337,491
Shares issued by merger          --              --     2,098,856     18,406,382           --             --
Reinvested dividends...          --              --            --             --      275,789      3,430,710
Shares Redeemed........    (697,180)*    (4,876,074)*  (1,819,454)   (15,476,406)  (1,732,719)   (17,974,654)
                        -----------   -------------   -----------  -------------  -----------  -------------
Net increase (decrease)    (534,444)  $  (3,743,383)      670,245  $   6,292,427     (352,230) $  (3,206,453)
                        ===========   =============   ===========  =============  ===========  =============

                                                   International Equity Portfolio
                        ------------------------------------------------------------------------------------
                                                              Class II
                        ------------------------------------------------------------------------------------
                          For the six months ended
                               March 31, 2003         For the eleven months ended     For the year ended
                                 (unaudited)              September 30, 2002           October 31, 2001
                        ---------------------------   --------------------------  --------------------------
                           Shares         Amount         Shares        Amount        Shares        Amount
                        -----------   -------------   -----------  -------------  -----------  -------------
Shares sold............   1,021,922   $   7,138,784       846,957  $   7,116,750    4,344,907  $  48,536,719
Shares issued by merger          --              --     1,643,118     14,408,431           --             --
Reinvested dividends...          --              --            --             --      120,124      1,494,400
Shares Redeemed........  (1,303,782)     (9,178,178)   (1,757,988)   (14,914,913)  (4,400,387)   (49,212,916)
                        -----------   -------------   -----------  -------------  -----------  -------------
Net increase (decrease)    (281,860)  $  (2,039,394)      732,087  $   6,610,268       64,644  $     818,203
                        ===========   =============   ===========  =============  ===========  =============

                                                   International Equity Portfolio
                        ------------------------------------------------------------------------------------
                                                 Class I                                    Class Z
                        --------------------------------------------------------  --------------------------
                          For the six months ended          For the period              For the period
                               March 31, 2003          November 16, 2001 through   November 1, 2000 through
                                 (unaudited)              September 30, 2002+          January 1, 2001#
                        ---------------------------   --------------------------  --------------------------
                           Shares         Amount         Shares        Amount        Shares        Amount
                        -----------   -------------   -----------  -------------  -----------  -------------
Shares sold............   1,124,416   $   8,147,525     1,548,609  $  13,494,659        2,276  $      30,764
Shares issued by merger          --              --     2,118,400     19,260,237           --             --
Reinvested dividends...          --              --            --             --        1,995         26,021
Shares Redeemed........    (995,970)     (7,274,669)   (1,417,082)   (12,478,693)     (26,969)      (347,119)
                        -----------   -------------   -----------  -------------  -----------  -------------
Net increase (decrease)     128,446   $     872,856     2,249,927  $  20,276,203      (22,698) $    (290,334)
                        ===========   =============   ===========  =============  ===========  =============

--------
# As of January 1, 2001, Class Z shares are no longer being offered for sale. + Inception date of the Class was November 16, 2001 (See Note 2).
* Includes automatic conversion of 155,197 shares of Class B shares in the amount of $1,090,364 to 148,941 shares of Class A share in the amount of $1,090,364.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


Note 8. Commitments and Contingencies

   The SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the period ended March 31, 2003, the following Funds had borrowings:

                                                                      Weighted
                                       Days     Interest Average Debt Average
                                    Outstanding Charges    Utilized   Interest
                                    ----------- -------- ------------ --------
Growth Opportunities Fund..........      2        $183    $1,457,536    2.28%
Growth and Income Fund.............      5         527     1,673,265    2.28%
Focused Dividend Strategy Portfolio      7         329       952,805    1.78%
International Equity Fund..........      3         149       996,290    1.77%

Note 9. Trustees Retirement Plan

   The Trustees (and Directors) of the SunAmerica Equity Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 2003, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund. Balanced Assets Fund, Focused Dividend Strategy Portfolio and International Equity Fund had accrued $27,878, $21,446, $50,421, $30,960, $82,312, $8,857 and $14,543, respectively, for the
   Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the six months ended March 31, 2003 expensed $1,468, $1,739, $1,304, $3,075, $3,248, $594 and $1,026, respectively, for the retirement plan, which is included in Trustee's fees and expenses on the Statement of Operations.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (unaudited)
        (continued)


Note 10. Investment Concentration

   Some of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primary risks of the International Equity Fund. At March 31, 2003, the International Equity Fund had approximately 20% and 18% of its net assets invested in equity securities of companies domiciled in Japan and United Kingdom, respectively.

        SunAmerica Equity Funds
        TRUSTEE INFORMATION -- (unaudited)


The following table contains basic information regarding the Trustees that oversee operations of the Portfolios and other investment companies within the SunAmerica Mutual Funds complex.

                                                                                   Number of
                                                                                 Portfolios in
                        Position    Term of                                          Fund              Other
Name,                  Held With  Office and                                        Complex        Directorships
Address and            SunAmerica  Length of        Principal Occupations          Overseen           Held by
Date of Birth*          Complex   Time Served        During Past 5 Years         by Trustee(1)      Trustee(2)
--------------         ---------- -----------       ---------------------        -------------     -------------
S. James Coppersmith   Trustee     18 years   Retired.                           45            Director of BJ's
DOB: February 21, 1933                                                                         Wholesale Club, Inc.;
                                                                                               Member of Board of
                                                                                               Governors of the
                                                                                               Boston Stock
                                                                                               Exchange.

Dr. Judith L. Craven   Trustee    1 1/2 years Retired Administrator.             75            Director, A.G. Belo
DOB: October 6, 1945                                                                           Corporation (1992 to
                                                                                               present); Director,
                                                                                               Sysco Corporation
                                                                                               (1996 to present);
                                                                                               Director, Luby's, Inc.
                                                                                               (1998 to present).
William F. Devin       Trustee    1 1/2 years Retired.                           75            Member of the Board
DOB: December 30, 1938                                                                         of Governors, Boston
                                                                                               Stock Exchange (1985-
                                                                                               Present).
Samuel M. Eisenstat    Chairman    17 years   Attorney, solo practitioner.       46            Director, North
DOB: March 7, 1940     of the                                                                  European Oil Royalty
                       Board                                                                   Trust.
Stephen J. Gutman      Trustee     18 years   Partner and Managing Member of     46            None
DOB: May 10, 1943                             B.B. Associates LLC (menswear
                                              specialty retailing and other
                                              activities) (June 1988 to present)
Peter A. Harbeck (3)   Trustee      8 years   President, CEO and Director,       83            None
DOB: January 23, 1954                         SAAMCo. (August 1995 to
                                              present); Director, AIG
                                              SunAmerica Capital Services, Inc.
                                              ("SACS") (August 1993 to
                                              present).

        SunAmerica Equity Funds
        TRUSTEE INFORMATION -- (unaudited) (continued)

                                                                            Number of
                                                                          Portfolios in
                    Position    Term of                                       Fund              Other
Name,              Held With  Office and                                     Complex        Directorships
Address and        SunAmerica  Length of       Principal Occupations        Overseen           Held by
Date of Birth*      Complex   Time Served       During Past 5 Years       by Trustee(1)      Trustee(2)
--------------     ---------- -----------      ---------------------      -------------     -------------
Sebastiano Sterpa  Trustee    11 years    Founder and Chairman of the     37            Director, Real Estate
DOB: July 18, 1929                        Board of the Sterpa Group (real               Business Service and
                                          estate investment and                         Countrywide Financial.
                                          management) (1962 to present).

--------
 * The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds), Anchor Pathway Funds (7 Funds) and Seasons Series Trust (19 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Trustee, as defined within the Investment Company Act of 1940.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

     [LOGO]

AIG Sun America
    Mutual Funds


            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors/Trustees                       Investment Adviser                       This report is submitted solely
 Samuel M. Eisenstat                      AIG SunAmerica Asset Management Corp.   for the general information of
 Peter A. Harbeck                         Harborside Financial Center             shareholders of the Fund.
 S. James Coppersmith                     3200 Plaza 5                            Distribution of this report to
 Dr. Judith L. Craven                     Jersey City, NJ 07311-4992              persons other than shareholders of
 William F. Devin                                                                 the Fund is authorized only in
 Stephen J. Gutman                       Distributor                              connection with a currently
 Sebastiano Sterpa                        AIG SunAmerica Capital Services, Inc.   effective prospectus, setting
                                          Harborside Financial Center             forth details of the Fund, which
Officers                                  3200 Plaza 5                            must precede or accompany this
 Robert M. Zakem, President               Jersey City, NJ 07311-4992              report.
 Donna M. Handel, Treasurer
 Donna Calder, Vice President            Shareholder Servicing Agent              The accompanying report has not
 Brian P. Clifford, Vice President        AIG SunAmerica Fund Services, Inc.      been audited by independent
 Francis Gannon, Vice President           Harborside Financial Center             accountants and accordingly no
 J. Steven Neamtz, Vice President         3200 Plaza 5                            opinion has been expressed thereon.
 Abbe P. Stein, Vice President            Jersey City, NJ 07311-4992
   and Assistant Secretary
 Joseph P. Kelly, Assistant Secretary    Custodian and Transfer Agent
 Stacey V. Morrison, Assistant Secretary  State Street Bank and Trust Company
 Laura E. Filippone, Assistant Treasurer  P.O. Box 419572
 Gregory R. Kingston, Vice President      Kansas City, MO 64141-6572
   and Assistant Treasurer
 Donald H. Guire, Assistant Treasurer

Distributed by:
AIG SunAmerica Capital Services, Inc.

EQSAN-3/03